                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)


Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            ARISTA INVESTORS CORP.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/x/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                             ARISTA INVESTORS CORP.


                              -------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         To Be Held on October 19, 1998

                              -------------------


         Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Arista Investors Corp. (the "Company") will be held on October 19, 1998, at 2:00 p.m., local time, at the New York Marriott Financial Center, 85 West Street, New York, New York 10006, for the following purposes:


                  1. To consider and approve the sale of substantially all of the Company's assets pursuant to an Assumption Reinsurance Agreement by and among Arista Insurance Company ("Arista"), the Company and The Guardian Life Insurance Company of America ("The Guardian"), dated September 23, 1998.

                  2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.


         The close of business on September 1, 1998, has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Meeting, and any adjournment or adjournments thereof.

         Whether or not you expect to be present at the Meeting, please complete, date, and sign the enclosed proxy card and return it in the envelope provided. Your vote is important regardless of the number of shares you own.

                                          By Order of the Board of Directors,


                                                   LOUIS H. SALTZMAN,
                                                       Secretary

Date: September 23, 1998

                             ARISTA INVESTORS CORP.
                                 116 John Street
                            New York, New York 10038

                              -------------------

                                 PROXY STATEMENT

                              -------------------


                         SPECIAL MEETING OF STOCKHOLDERS
                         To Be Held on October 19, 1998


                                  INTRODUCTION


         This Proxy Statement is being furnished to stockholders of Arista Investors Corp., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies for use at a Special Meeting of Stockholders (the "Meeting") of the Company to be held at the New York Marriott Financial Center, 85 West Street, New York, New York 10006, local time, on 2:00 p.m., October 19, 1998, and at any adjournment or adjournments thereof. This Proxy Statement and the accompanying Notice of Meeting of Stockholders and Form of Proxy are first being mailed to stockholders of the Company on or about September 25, 1998. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitations.

         At the meeting, the stockholders will be asked to vote on the proposed cession of the Insurance (as hereinafter defined) to The Guardian Life Insurance Company of America ("The Guardian") which cession, the Board of Directors believes, would constitute a sale of substantially all of the assets of the Company. The proceeds from the cession of the Insurance to The Guardian will equal 18% of the Company's last twelve months adjusted earned premium as of July 1, 1998, ("the Effective Date"), or approximately $3,357,700. Additionally, the cession of the Insurance will make available approximately $14,374,000 in investments, cash and cash equivalents and premium receivables which include Arista Insurance Company's required capital as a New York State insurance company. The combined $17,732,000 in proceeds from the cession of the Insurance plus assets made available from the cession of the Insurance will be offset by approximately $5,530,000 in net policyholder liabilities, resulting in approximately $12,202,000 remaining available for the following: repayment of the Surplus Note (as hereinafter defined) of $3,000,000 plus accrued interest of approximately $855,000 at June 30, 1998; all termination payments to management in the amount of $1,856,000, and approximately $128,000 payable to insurers on behalf of split dollar life insurance contracts for management; professional fees and expenses associated with the cession of the Insurance which are expected to be in the range of $400,000 to $600,000; and the Company's expected distribution to stockholders of approximately $5,318,000 or $2.03 per share ($7,318,000, less the Nasdaq capital adjustment amount of approximately $2,000,000).

         The Board of Directors has fixed the close of business on September 1, 1998 as the record date (the "Record Date") for the determination of those stockholders of the Company entitled to notice of and to vote at the Meeting. Only those holders of record on the books of the Company on the Record Date will be entitled to vote at the Meeting. Each stockholder of the Company's Class A Common Stock, par value $0.01 per share (the "Class A Common Shares" or "Class A Common Stock") and the Company's Class B Common Stock, par value $0.01 per share (the "Class B Common Shares" or "Class B Common Stock") will be entitled to cast, in person or by properly executed proxy, one vote for or against each of the proposals set forth herein for each share of common stock held.

         On the Record Date, there were outstanding 2,570,100 Class A Common Shares and 47,400 Class B Common Shares. The presence, either in person or by properly executed proxies, of the holders of a majority of the outstanding Class A Common Shares entitled to vote and of the holder of the outstanding Class B Common Shares entitled to vote are necessary to constitute a quorum at a meeting of the Company's stockholders. With respect to the proposed sale of substantially all of the assets of the Company, the holders of the Class A Common Shares and the holder of the Class B Common Shares each vote as a separate class. With respect to the proposal, the affirmative vote of a majority of the Class A Common Stock outstanding and the affirmative vote of the holder of the Class B Common Stock outstanding, whether present in person or represented by proxy at the Meeting and entitled to vote on the subject matter, shall be the act of the stockholders. Abstentions will be considered shares present for purposes of determining whether a quorum is present at the Meeting, and, therefore, will have the same legal effect as votes against a proposal. Broker non-votes will be counted towards a quorum, but will be considered as shares not entitled to vote and will, therefore, not be considered in the tabulation of votes.

         All Class A Common Shares represented at the Meeting by properly executed proxies received by the Company, and not revoked prior to the taking of the vote at the Meeting, will be voted at the Meeting in accordance with the instructions on such proxies. If no instructions are indicated, such proxies will be voted in favor of all of the proposals.

         As of the Record Date, all of the outstanding Class B Common Shares were owned by Bernard Kooper. The Class B Common Stock is convertible into Class A Common Stock on a share-for-share basis and Mr. Kooper's Class B Common Shares are subject to repurchase by the Company pursuant to the Company's Class B Repurchase Option (as hereinafter defined). The Company's Board of Directors has resolved to exercise the Class B Repurchase Option at any time prior to a distribution to the stockholders of a portion of the proceeds from the transaction, provided that the Treaty and the TPA Agreement (each as hereinafter defined) have been executed by The Guardian. Mr. Kooper has agreed to vote the 47,400 Class B Common Shares held by him as of the Record Date in favor of Proposal No. 1 set forth in this Proxy Statement and has provided the Company with an irrevocable proxy voting in favor of Proposal No. 1. Assuming that the Company exercises the Class B Repurchase Option, there will be no Class B Common Shares issued and outstanding at the time of a distribution of a portion of the proceeds from the transaction, or thereafter.

         The Company does not know of any other matters which will be presented at the Meeting other than the proposed sale of substantially all of the assets of the Company pursuant to the Treaty entered into by and among the Company, Arista and The Guardian. However, if any other matters are properly presented at the Meeting for action, the proxy holders will have the authority to vote on such matters at their discretion.

         Any proxy given pursuant to this solicitation may be revoked by the holder of the Class A Common Shares who granted such proxy by giving notice thereof at any time before the proxy is voted. Such revocation will not be effective until written notice thereof is received by the Secretary of the Company. All notices of revocation of proxies should be delivered to the Secretary either (i) at Arista Investors Corp., 116 John Street, New York, New York 10038, prior to the Meeting, or (ii) at the Meeting. Attendance by a stockholder at the Meeting will not, in and of itself, constitute revocation of such stockholder's proxy.

         The Company will bear the costs of the solicitation of proxies from its stockholders. In addition to the use of the mails, proxies may be solicited by the directors, officers, and employees of the Company by personal interview, telephone, or telegram. Such directors, officers, and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company will reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

                                 PROPOSAL NO. 1.

           PROPOSAL TO SELL SUBSTANTIALLY ALL OF THE COMPANY'S ASSETS

         Recommendation of The Board of Directors. The Company's Board of Directors unanimously recommends to the stockholders that the stockholders approve the cession of the book of New York State statutory, super statutory and voluntary disability benefits insurance (collectively, the "Insurance") of Arista Insurance Company ("Arista"), a New York insurance company and a wholly-owned subsidiary of the Company, to The Guardian pursuant to the Assumption Reinsurance Agreement as described herein. The Board of Directors believes that the cession of its insurance business would constitute a sale of substantially all of the assets of the Company.

         The Agreements. The Company and Arista have entered into an Assumption Reinsurance Agreement (the "Treaty"), and the Company has entered into an Administrative Services Agreement (the "TPA Agreement"), each dated September 23, 1998, with The Guardian, a New York mutual life insurance company. The transaction contemplated by the Treaty and the TPA Agreement will close on or about twenty-five (25) business days following the Meeting (the "Closing Date"). The Treaty and the TPA Agreement are to become effective retroactive as of the Effective Date. Arista entered into a quota share reinsurance treaty (the "Quota Share Reinsurance Treaty") with The Guardian effective as of January 1, 1998, whereby Arista cedes by way of reinsurance a 50% participation in the Insurance, both for business in force as of January 1, 1998 and for business written or acquired after January 1, 1998. See "The Purchaser" for a description of The Guardian and its business activities. See "Cession of Insurance Business" for a description of the Treaty. See "Administrative Services Agreement" for a description of the TPA Agreement. See "Quota Share Reinsurance Treaty" for a description of Arista's reinsurance arrangement with The Guardian.

         Cession of Insurance Business. Pursuant to the Treaty, Arista has agreed to cede to The Guardian all of Arista's liabilities (other than liabilities arising from (i) acts, errors or omissions of Arista, its directors, officers, employees or agents prior to the Closing Date, (ii) any bad faith, willful misconduct, fraud or gross negligence of Arista prior to the Closing Date or (iii) any act, error or omission by Arista, its directors, officers, employees or agents under the TPA Agreement) under each and every policy of the Insurance underwritten by Arista. The assumption reinsurance provided by The Guardian under the Treaty is subject to the same limitations, terms and conditions as the Insurance. As of the closing under the Treaty, Arista will discontinue sales of all of the Insurance.

         The cession of the Insurance to The Guardian will be deemed to have taken place as of the Effective Date. Any new policies issued by Arista between the Effective Date and the Closing Date will be presented to The Guardian on the Closing Date and will be subject to the acceptance of The Guardian. Such acceptance may not be unreasonably withheld by The Guardian if the policies were written in accordance with Arista's standards. Any new policies not accepted by The Guardian will be immediately canceled by Arista and terminated within thirty days after the Closing Date.

          The Guardian is not assuming any liabilities other than the express obligations set forth in the Insurance or any costs or liabilities arising as a result of any inaccuracies or inconsistencies in the Insurance. Between the Effective Date and the Closing Date Arista is obligated to continue its operations in accordance with prior practices and in conformity with prevailing industry standards and customs. The Guardian will be responsible for the handling of, and all costs and expenses (including legal fees) relating to, litigation or other claims under the Insurance. However, The Guardian will not be responsible for liabilities arising out of or relating to actions for declaratory judgments initiated within 120 days of the Closing Date. See "Purchase Price and Assumption of Liabilities" and "Representations, Warranties and Contingencies."

         The following assets will be sold to The Guardian on the Closing Date, based upon financial information as of the Effective Date:


Asset                                      Valuation
-----                                      ---------
Book of Business                           $3,357,700 (18% of last 12 months
                                           adjusted earned premium; and)

Due Premium, Net of Commissions            $2,703,529
                                           ==========

         Additionally, the following liabilities and related values will be transferred to The Guardian on the Closing Date, based upon financial information as of the Effective Date:


         Liability                             Valuation
         ---------                             ---------

Unearned Premium Liability, Net of             $1,122,269
       Commissions and Premium Taxes

Claim Reserves                                 $2,350,000

Claim Expense Reserves                         $   70,500

GAAP Assessment Reserves                       $  283,700

         The book of business encompasses some 229,000 covered lives and approximately 23,000 policyholders as of June 30, 1998.

         The Company will account for the cession of Insurance and the assumption of specified assets and liabilities as a purchase by The Guardian. Under this method, the Company will recognize in earnings the net gain on disposal of a segment of its business representing the excess of (1) the cession allowance of 18% of the last twelve months adjusted earned premium, plus the proceeds from the assumption of the due premium receivables at the Effective Date by The Guardian over (2) all unpaid claim reserves, unearned premium liability, plus claim expense reserves and GAAP assessment reserves assumed by The Guardian, and the cost of disposal. The Company will surrender control over all assets and liabilities transferred to The Guardian, and will retain no beneficial interest.

         After the closing of the cession of the Insurance to The Guardian, the Company will retain Arista's insurance company license and charter, cash and cash equivalents and other assets in excess of $2,000,000 and an ongoing TPA operation.

         Currently management knows of no ascertained or contingent liabilities and expenses which will remain subsequent to the cession of the Insurance to The Guardian other than normal operating business expenses.

         The Board of Directors believes that the Insurance constitutes substantially all of the assets of Arista, and since Arista is the principal operating subsidiary of the Company, the cession of the Insurance by Arista to The Guardian constitutes a sale of substantially all of the Company's and Arista's assets. Subsequent to the consummation of the cession of the Insurance pursuant to the Treaty, the Company anticipates commencing operations in the area of insurance policy and claim administration and management pursuant to the TPA Agreement, as described herein, and in addition, selling the stock of Arista Insurance Company. Although from time to time the Company has received inquiries regarding the possible sale of its operations and may continue to receive such inquiries in the future, the Board of Directors has not evaluated the merits or disadvantages of a possible future sale of the Company's operations after the cession of the Insurance. See "Additional Arrangements With and Payments to Management".

         Purchase Price and Assumption of Liabilities. In exchange for the cession of the Insurance, The Guardian has agreed to pay Arista a cession allowance in an amount, in cash, based on the premiums, as adjusted, earned by Arista for the twelve month period through the Effective Date. Such premiums will be accounted for by utilizing the actual earned premium for the most recent twelve month period prior to the Effective Date. The cession allowance will be 18% of the adjusted earned premium. Adjusted earned premium means the earned premiums for the most recent twelve month period prior to the Effective Date (but excludes earned premium for the Federation of Jewish Philanthropies due to the termination of Arista's relationship with the Federation of Jewish Philanthropies effective February 1, 1998). See "The Company". The funds to be used by The Guardian to purchase the Insurance will come from its corporate surplus. Arista will transfer certain reserves and liabilities to The Guardian and The Guardian will assume all liabilities, duties and obligations of Arista relating to the Insurance, except as discussed herein. See "Cession of Insurance Business."

         The following liabilities and reserves and related current values would be transferred to The Guardian as of the Effective Date:


Liability                                  Valuation
---------                                  ---------

Unearned Premium Liability,
  Net of Commissions and
  Premium Taxes                            $1,122,269
                                           ==========

Reserves
--------

Claim Reserves                             $2,350,000
Claim Expense Reserves                         70,500
GAAP Assessment Reserves                      283,700
                                           ----------
Total Reserves                             $2,704,200
                                           ==========

         The Guardian will be required to mail an Assumption Certificate ("Certificate") to each policyholder's last known address, which certificate will reflect the assumption by The Guardian of all risks, duties and obligations associated with the Insurance. The Treaty and the Certificate must meet all of the requirements of the New York State Insurance Department and must be approved by the Superintendent of Insurance of the State of New York prior to consummation of the cession of the Insurance, which Treaty and Certificate were approved as of May 6, 1997. A revised version of the Treaty, containing a new Effective Date, was subsequently approved on May 18, 1998.

         Since most premiums for New York State statutory disability benefits insurance ("DBL") are billed quarterly in arrears, the cession allowance of 18% of the Company's last twelve months adjusted earned premium as of the Effective Date ($3,357,700) represents an estimate at the time of the stockholder vote.

         Administrative Services Agreement. The Company is licensed by the New York State Insurance Department as an independent accident and health adjuster (the "License"), and on the date that the cession of the Insurance is consummated, the Company will commence servicing the Insurance pursuant to the TPA Agreement. This License may continue in perpetuity unless suspended or terminated by an act of the regulator. In March 1998, the Company paid a fee of $100 for the License. The effectiveness of the TPA Agreement is subject to the approval of the Treaty by the New York State Insurance Department. As a third party administrator, the Company will perform various services relating to the Insurance and other such insurance policies underwritten by The Guardian, including, but not limited to, pricing of risk, underwriting new and renewal business, investigation, calculation and payment of claims, preparation and transmission of bills, preparation of policy kits and forms, preparation of commission statements, maintenance of records, responding to inquiries from policyholders and providing updates on regulatory changes. The Company will receive a fee based upon the premiums earned by The Guardian plus additional fees based upon performance by the Company and results achieved by The Guardian. The TPA Agreement sets three pricing parameters; (i) a basic fee of 7% of earned premium for all required functions, (ii) adjustments to the basic fee of +/- 1% of the earned premium pursuant to a semi-annual audit performed by The Guardian to determine whether the performance criteria under the TPA Agreement have been complied with, and (iii) a contingency payment to be paid annually based on the developed incurred loss ratio. The TPA Agreement is effective for a period of five years subject, under certain conditions, to earlier termination by The Guardian, as described below.

         The Guardian may terminate the TPA Agreement during the full term of the TPA Agreement upon 60 days prior written notice to the Company upon the occurrence of any of the following "events of default": (i) breach of the TPA Agreement by the Company which is not cured within 30 days or which may cause or has caused the revocation of The Guardian's license to do an insurance business in any jurisdiction, (ii) the termination prior to the Closing Date or non-effectiveness of the Treaty, (iii) the commencement of a voluntary or involuntary reorganization, liquidation or receivership of the Company, (iv) an order entered by a court of competent jurisdiction affecting more than 50% of the Company's property under conservatorship, liquidation, insolvency or similar laws, (v) the failure of Stanley S. Mandel, President of Arista and Executive Vice President of the

Company, to maintain control of the day-to-day operations of the Company at any time during the first five years following the Effective Date (other than by reason of Mr. Mandel's death or disability, in which case a replacement acceptable to The Guardian may be appointed), (vi) the Company permits any other person to gain operational control of its administrative servicing business or agrees to any arrangement which would end the existence of such business, without giving The Guardian a right of first refusal to purchase such business or (vii) the Company fails to maintain a minimum stockholders' equity on its balance sheet of not less than 3.5% of the gross premiums earned on the contracts administered pursuant to the TPA Agreement in the prior calendar year, and such failure continues without being cured for 10 days after receiving notice of such failure from The Guardian. Additionally, after the first two years of the initial five year term of the TPA Agreement, The Guardian may terminate the TPA Agreement in the event that The Guardian desires to perform the administrative services.

         In performing the services under the TPA Agreement, the Company is obligated to use commercially reasonable efforts to keep informed of and comply in all material respects with applicable laws, rates and regulations and to maintain necessary facilities, equipment and personnel to perform its duties under the TPA Agreement. The Company has granted The Guardian the right of first refusal to purchase the Company's administrative servicing business in the event the Company permits any other person to gain operational control of such business or agrees to any arrangement which would end the existence of such business.

         Representations, Warranties and Contingencies. Arista makes various representations and warranties with respect to the Insurance as well as its other assets, liabilities and activities. These representations and warranties relate to, among other things, Arista's good standing, due incorporation, compliance with applicable laws and the reserves held by Arista in support of the Insurance. Arista and the Company have agreed to indemnify The Guardian for all liabilities arising from any breach by Arista of any covenants or failure to perform any obligations contained in the Treaty, which indemnity provision will survive for two years following the termination of the Treaty. All of the representations and warranties contained in the Treaty constitute conditions which must be met prior to closing and consummation of the cession transaction.

         The Treaty requires Arista to carry on its business in the normal course and restricts Arista from taking certain actions during the period from the signing of the Treaty until the Closing Date.

         Quota Share Reinsurance Treaty. Arista entered into the Quota Share Reinsurance Treaty with The Guardian effective as of January 1, 1998, pursuant to which Arista cedes by way of reinsurance a 50% participation in the Insurance, both for business in force as of January 1, 1998 and for business written or acquired after January 1, 1998. The termination of Arista's reinsurance agreement with Cologne Life Reinsurance Company ("Cologne") and the execution of the Quota Share Reinsurance Treaty with The Guardian were conditioned upon the execution of the Treaty by The Guardian. In the event that the cession of the Insurance to The Guardian is not consummated, management believes that Arista will be able to reinstate its reinsurance arrangement with Cologne, or enter into a reinsurance treaty with another insurer on terms not less favorable than the Quota Share Reinsurance Treaty.

         Closing. The transactions contemplated by the Treaty and the TPA Agreement are scheduled to close on or about twenty-five (25) business days following the Meeting. Following the closing, the Company plans to sell the stock of Arista Insurance Company.

         Approval of Regulatory Authorities. State insurance laws and regulations applicable to Arista generally provide that no person may acquire control of Arista or acquire Arista's insurance business unless such person has provided certain required information to, and such acquisition has been approved (or not disapproved) by, the appropriate insurance regulatory authority. In accordance with New York State Insurance Laws, Arista and The Guardian each have filed applications and received approval for the cession and assumption of the Insurance from the New York State Insurance Department.

         Hart-Scott-Rodino Antitrust Improvements Act. The assumption by The Guardian of the Insurance is exempt from the notification and waiting period requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

         The Company. The Company through its wholly-owned subsidiary, Arista, has been engaged in the sale and underwriting of the Insurance in the State of New York since 1979. The Company's principal executive offices are located at 116 John Street, New York, New York 10038. Its telephone number is (212) 964-2150.

         The Company is a Delaware corporation incorporated on August 19, 1986, which succeeded to the business of its predecessor, Arista Investors Corp., a New York corporation organized in 1978. Arista was licensed to write accident and health insurance by the New York State Insurance Department in October 1979, and sells and underwrites New York statutory, super statutory and voluntary disability benefits insurance. During the year ended December 31, 1993, Arista amended its charter and became licensed to write a line of property and casualty insurance in New York as well. To date, Arista has not written any property and casualty insurance business. Such licenses may continue in perpetuity unless suspended or terminated by an act of the regulator.

         Under New York State law, all eligible employees, including full-time and part-time employees in New York State, are required to be provided with disability coverage unless excluded by statute, e.g., government, railroad, maritime or farm workers. Statutory disability benefits insurance presently provides for a payment to totally disabled employees in the amount of 50% of weekly salary to a maximum payment of $170 per week, for a maximum of 26 weeks beginning with the eighth day of disability due to off-the-job accident or sickness. On-the-job accident or sickness is covered by worker's compensation insurance, not statutory disability benefits insurance. Arista charges a premium for the insurance coverage based upon a rate structure approved by the New York State Insurance Department. In order for an insurer to alter its rate structure it must obtain prior written approval from the New York State Insurance Department. Under New York State law, an employer may require an employee to contribute one-half of one percent of covered payroll up to a maximum of $.60 per week towards the premium charge for statutory disability benefits insurance.

         In addition to standard statutory disability benefits insurance coverage, Arista offers certain augmented benefits which include the payment of the disability benefit from the first day of disability as opposed to the eighth day of disability, increased duration of benefits from 26 weeks up to 52 weeks, benefits increased over the maximum of $170 weekly benefit and an additional multiple if related to hospitalization (e.g., 150% of the benefit if an employee is hospitalized). Arista also offers coverage for association groups on a competitive basis. The underwriting of these augmented benefits and specialized coverages currently does not represent a significant percentage of Arista's earned premiums.

         Pursuant to agreements effective July 1, 1993 and January 1, 1995, Arista has been acting as a third party administrator for the New York State statutory disability benefits insurance books of business of The Guardian and the United States Life Insurance Company in the City of New York ("U.S. Life"). The administrative service fees collected by Arista during the years ended December 31, 1995, 1996 and 1997 were $165,801, $234,176, and $312,378, respectively, and for the six month periods ended June 30, 1997 and 1998 were $150,486 and $195,379, respectively. Following the Closing, the Company anticipates servicing the existing books of business and will seek additional books of business for administration.

         During the three-year period ended December 31, 1997, Arista entered into arrangements to acquire books of New York State statutory disability benefits insurance from American Medical and Life Insurance Company, Greater New York Mutual Insurance Company and Insurance Company of Greater New York.

         For the six months period ended June 30, 1998, no customer accounted for 10% or more of the Company's consolidated gross revenues. For the years ended December 31, 1995 and December 31, 1997, no customer accounted for 10% or more of the Company's consolidated gross revenues. However, during the year ended December 31, 1995 and 1997, Arista was the underwriter for the Insurance for two large groups with combined earned premiums of approximately $3,692,000 in 1995 and $2,506,000 in 1997. For the year ended December 31, 1996, one group, the Federation of Jewish Philanthropies, accounted for approximately 11% of Arista's revenue. Arista's relationship with the Federation of Jewish Philanthropies terminated effective February 1, 1998. No other group accounted for 10% or more of the Company's consolidated revenues or Arista's revenues in the year ended December 31, 1996.

Marketing

         Arista currently has under contract more than 350 general agents. These general agents place the Insurance with other insurance companies in addition to Arista. These general agents submit to Arista insurance written through more than 6,900 insurance brokers and soliciting agents. Arista enters into written contracts with these general agents who in turn engage brokers and soliciting agents. Arista's contract with each general agent may be canceled by either party on 30 days' prior written notice. The commissions paid by Arista are competitive with the commissions paid by other insurers in the statutory disability benefits insurance industry. Each general agent is responsible for payment of any commissions due brokers or soliciting agents engaged by the general agent.

Claims

         Gross claims incurred by Arista amounted to $16,588,801 in 1995, $15,288,310 in 1996, and $12,212,694 in 1997, and $5,939,374 and $4,980,660 for
the six months ended June 30, 1997 and 1998, respectively.

         The factors generally affecting gross claims incurred are a function of the number of risks covered with either part-time or full-time workers, the wage level of each covered employee to a maximum of $170 per week and the duration of disability to a maximum of 26 weeks. The gross amount of claims incurred at any point in time is also affected by the number of females covered since maternity claims must be treated statutorily as any other disability claim.

Reinsurance Ceded

         Arista utilizes reinsurance principally to reduce its liability on business in force through risk sharing. A ceding of insurance does not discharge the original insurer from its primary liability to the policyholder. A ceding company is required to pay losses to the extent the assuming company fails to meet its obligations under the reinsurance agreement. The practice of insurers, however, subject to certain statutory limitations and as permitted by regulatory authorities, is to account for reinsured risks to the extent of reinsurance ceded as though they are not risks for which the original insurer remains liable.

         From October 1, 1993 to September 30, 1995, Arista had a quota-share reinsurance agreement with its reinsurer, Harbourton Reinsurance, Inc. (formerly, NRG America Reassurance Corporation). Under this agreement, Arista ceded by way of reinsurance a 50% quota share of its liability with respect to the Insurance issued to all policyholders. This agreement was subject to cancellation by either party on 90 days prior written notice.

         Effective October 1, 1995, Arista entered into an agreement with Cologne whereby Arista ceded by way of reinsurance a 50% quota share participation in the Insurance, both for business in force as of October 1, 1995 and for new business written or acquired after October 1, 1995. As of December 31, 1997, Arista reinsured a quota share participation in the amount of 50% of approximately $20,000,000 of premium, which resulted in approximately $10,000,000 as the amount reinsured. This agreement was subject to cancellation by either party on 90 days prior written notice.

         Effective as of January 1, 1998, in connection with Arista's entering into a new reinsurance arrangement with The Guardian (described below), Arista terminated its reinsurance agreement with

Cologne. Pursuant to such termination, the principal balance of (and any accrued but unpaid interest on) a surplus note ("Surplus Note") in the amount of $3,000,000, issued by Arista to The Cologne Life Underwriting Management Company ("CLUMCO"), effective in December 1995, will be repaid as soon as practicable, subject to regulatory approval. See "Payment of the Surplus Note and its Warrant Shares."

         Arista entered into the Quota Share Reinsurance Treaty with The Guardian effective as of January 1, 1998, whereby Arista cedes by way of reinsurance a 50% participation in the Insurance, both for business in force as of January 1, 1998 and for business written or acquired after January 1, 1998. As of June 30, 1998, Arista reinsured a quota share participation in the amount of 50% of approximately $9,567,000 of earned premiums, which resulted in approximately $4,658,000 as the amount reinsured. This agreement is subject to cancellation by either party on ninety (90) days prior written notice. See "Quota Share Reinsurance Treaty."

Reinsurance Assumed

         Effective April 1, 1994 Arista entered into a reinsurance agreement with Allianz Life Insurance Company of North America ("Allianz") wherein Arista assumed Hawaii Temporary Disability Insurance business that was ceded by Allianz since 1994. This agreement was terminated on February 29, 1996.

Reserves

         Claims are made by policyholders, and amounts that Arista pays or expects to pay to the claimant are referred to as losses. The cost of investigating, resolving and processing these claims are referred to as loss adjustment expenses ("LAE"). Insurance companies are required to maintain reserves for unearned premium liabilities and claim reserves for unpaid losses, unpaid LAE and New York State assessments for this line of business. These claim reserves are intended to cover the probable ultimate cost of settling all losses incurred and unpaid, including those incurred but not reported. Arista establishes its claim reserves based upon case-basis evaluations, prior experience and statistical projections. A reconciliation of claim reserves for each of the last three years ended December 31, 1995, 1996 and 1997, and for the six month period ended June 30, 1997 and 1998 follows:


                                           Year Ended December 31,                   Six Months Ended June 30,
                              --------------------------------------------------    ---------------------------
                                  1995                1996               1997          1997              1998
                                 ------              ------             ------        ------            -----
Balance at January 1          $ 4,921,446         $ 4,526,316        $ 4,351,500    $4,351,500        3,391,950
                              -----------         -----------        -----------    ----------        ---------

Claims incurred:

     Current year              16,565,377         15,007,646         12,939,875      6,461,128        4,911,562

     Prior years                   23,424            280,664           (727,181)      (521,754)          69,098
                           --------------       ------------         ----------     ----------        ---------


                                            Year Ended December 31,                         Six Months Ended June 30,
                                 -------------------------------------------------        -----------------------------
                                     1995               1996               1997             1997                1998
                                    ------             ------             ------           ------               -----
 Total claims incurred            16,588,801         15,288,310         12,212,694        5,939,374           4,980,660
                                 -----------        -----------        -----------        ---------           ---------

Claims paid:

     Current year                 12,039,061         10,656,146          9,875,609        3,384,919           2,648,012

     Prior years                   4,944,870          4,806,980          3,296,635        3,347,955           3,020,398
                                 -----------        -----------        -----------        ---------           ---------
 Total claims paid                16,983,931         15,463,126         13,172,244        6,732,874           5,668,410
                                 -----------        -----------        -----------        ---------           ---------

   Balance at end of period
                                 ===========        ===========        ===========        =========           =========
                                 $ 4,526,316        $ 4,351,500        $ 3,391,950        3,558,000           2,704,200
                                 ===========        ===========        ===========        =========           =========


         Loss reserves are only estimates of what the insurer expects to pay on claims, based on facts and circumstances then known. Although a degree of variability is inherent in such estimates, management believes that the liabilities for unpaid claims, related adjustment expenses and New York State statutory assessments are adequate. The estimates are continually reviewed and adjusted as necessary, and such adjustments are reflected in current operations.

         The following table (in thousands) shows the development of the reserve for unpaid claims, LAE and disability benefits insurance ("DBL") assessment for each of the last ten calendar years compared to the gross amounts actually paid against these reserves for the last ten years and for the six months ended June 30, 1998 (excludes 1997 and the six months ended June 30, 1998, for which the development is not yet completed).


                                                                                                 Six Months
                                                Year Ended December 31                         Ended June 30
                        --------------------------------------------------------------------   -------------
                        1988   1989   1990   1991    1992   1993   1994   1995   1996   1997       1998
                        ----   ----   ----   ----    ----   ----   ----   ----   ----   ----       ----
Gross liability for
unpaid losses,
LAE reserves
and DBL
assessments            $3,336 $4,245 $3,882 $5,210  $4,321 $4,168 $4,921 $4,526 $4,351 $3,392     $2,704
                       ====== ====== ====== ======  ====== ====== ====== ====== ====== ======     ======

                                       13

                                                                                                                Six Months
                                                 Year Ended December 31                                        Ended June 30
                    ------------------------------------------------------------------------------------       -------------
                     1988     1989     1990     1991    1992     1993     1994     1995     1996    1997           1998
                     ----     ----     ----     ----    ----     ----     ----     ----     ----    ----           ----
Liability
re-estimated
as of:
One year later      $3,699   $4,397   $3,911   $5,008   $4,777   $4,587   $4,807   $4,561   $3,277    *              *
Two years later     $3,699   $4,397   $3,911   $5,008   $4,777   $4,587   $4,807   $4,561
Three years later   $3,699   $4,397   $3,911   $5,008   $4,777   $4,587   $4,807
Four years later    $3,699   $4,397   $3,911   $5,008   $4,777   $4,587
Five years later    $3,699   $4,397   $3,911   $5,008   $4,777
Six years later     $3,699   $4,397   $3,911   $5,008
Seven years later   $3,699   $4,397   $3,911
Eight years later   $3,699   $4,397
Nine years later    $3,699
Ten years later

Redundancy
(deficiency)        $ (363)  $ (152)  $ ( 29)  $  202   $ (456)  $ (419)  $  114   $  (35)  $1,074    *              *
                    =======  ======   ======   ======   ======   ======   ======   ======   ======

Cumulative
redundancy
(deficiency)        $ (109)  $ (261)  $ (290)  $  (88)   $(544)  $ (963)  $ (849)  $ (884)  $  190
                    =======  ======   ======   ======   ======   ======   ======   ======   ======

Cumulative
amount
paid through:

One year later      $3,699   $4,397   $3,911   $5,008   $4,777   $4,587   $4,807   $4,561   $3,277    *              *
Two years later     $3,699   $4,397   $3,911   $5,008   $4,777   $4,587   $4,807   $4,561
Three years later   $3,699   $4,397   $3,911   $5,008   $4,777   $4,587   $4,807
Four years later    $3,699   $4,397   $3,911   $5,008   $4,777   $4,587
Five years later    $3,699   $4,397   $3,911   $5,008   $4,777
Six years later     $3,699   $4,397   $3,911   $5,008
Seven years later   $3,699   $4,397   $3,911
Eight years later   $3,699   $4,397
Nine years later    $3,699
Ten years later

* Development of data not yet completed.

         The table presents the development of balance sheet liabilities for 1988 through 1998 as of year end 1997. The top table shows the original recorded unpaid liability for losses, LAE and DBL assessments recorded at the balance sheet date for each of the indicated years. This liability represents the estimated amount of losses, LAE and assessments for claims arising in all prior years, both paid and unpaid at the balance sheet date, including losses that had been incurred, but not yet reported, to Arista.

         The upper portion of the lower table shows that adjusted (re-estimated) reserve balance as of the end of each succeeding year. The "cumulative redundancy (deficiency)" represents the aggregate change in the estimates over all prior years. For example, the 1994 liability has developed a redundancy of $114,000 which has been reflected in income in the subsequent year as the liabilities were re-estimated. The lower section of the table shows the cumulative amounts paid with respect to the previously recorded liability as of the end of each succeeding year. This payment pattern is consistent with that of the insurance disability industry.

Competition

         The writing of the Insurance is highly competitive and many insurers write this line of insurance in New York. These insurers vary in size and generally have longer operating histories, offer a broader range of insurance other than the Insurance and generally have greater financial, marketing and management resources than Arista. In addition, the New York State Insurance Fund also offers New York State statutory disability benefits insurance. Competition is primarily based upon service and, in certain classes of business, rate structure. Arista strives to keep its rates at the median of its competitors for groups of less than 50 lives. For groups of 50 or more lives, rates are a function of the prior experience for each risk. Arista's management believes that the services offered by Arista compare favorably with those offered by its competitors.

Employees

         As of June 30, 1998, the Company had forty (40) full-time and three (3) part-time employees. Nine (9) of these employees are executive officers, (two
(2) of whom serve part-time), seven (7) provide claims services as examiners, one (1) provides general and administrative services and twenty-six (26) provide all other services, one (1) of whom works part-time. The Company believes its relations with its employees are satisfactory.

Regulation

         The State of New York has statutory authorization to enforce its laws and regulations through various administrative orders and enforcement proceedings.

         Arista and, under certain circumstances, the Company are subject to regulation by the New York State Insurance Department. Such regulation is principally for the benefit and protection of policyholders and not stockholders. Regulation extends to, among other things, the setting of rates to be charged, the granting and revocation of licenses to transact business, the licensing of general agents, the approval of policy forms and the form and content of statutorily mandated financial statements.

         Arista was examined during calendar years 1990-1991 for the three-year period ended December 31, 1989. In accordance with applicable regulations promulgated by the New York State Insurance Department, a report for the three-year period ended December 31, 1989 was issued. Arista's Board of Directors reviewed and approved the recommendations contained therein, and the report was filed by the New York State Insurance Department on December 17, 1992. In 1996, the New York State Insurance Department examined Arista for the five-year period ended December 31, 1994. A preliminary report was issued on March 31, 1998.

         The Company is regulated under New York State Insurance Law, Article 15, the "Holding Companies" statute. The regulations promulgated under the "Holding Companies" statute require prior regulatory agency approval of changes in control of an insurer and of transactions within the holding company structure.

         The New York State Insurance Law and the regulations thereunder provide that no corporation or other person may acquire control of the Company and thus indirect control of Arista, unless it has given notice to Arista and obtained prior written approval of the Superintendent of Insurance for such acquisition. Under said law, any purchaser of ten percent or more of the outstanding common stock of the Company would be presumed to have acquired control of Arista, unless such presumption is rebutted. Therefore, before the completion of the sale by the Company of the stock of Arista Insurance Company, the person acquiring control of Arista must obtain the prior written approval of the Superintendent of Insurance.

         The declaration and payment of dividends by the Company is subject to the discretion of its Board of Directors. Under the New York State Insurance Law, without the prior approval of the New York State Insurance Department, Arista may pay dividends only out of its statutory earned surplus. Generally, the maximum amount of dividends that Arista may pay without regulatory approval in any twelve-month period is the lesser of adjusted net investment income or ten percent (10%) of statutory surplus. See "Anticipated Distribution to Stockholders".

         The Purchaser. The Guardian is a New York mutual life insurance company with its principal office at 201 Park Avenue South, New York, New York 10003. The Guardian primarily issues individual life and group insurance coverages through its career agency force and broker network. The Guardian manages its operations through six profit centers: life insurance, group insurance, disability insurance, equity products, group pensions and reinsurance. The Guardian's major line of business is group accident and health which accounted for more than one-half of consolidated net premiums in 1997. The other major contributors to consolidated net premium income were individual life insurance, individual and group annuities, group life and individual accident and health. Variable life and annuity products are sold through The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a subsidiary of The Guardian, which is managed as part of the equity products profit center.

         Group products, including medical, dental, disability and life coverages, are marketed to small and mid-size employers through group representatives who work with outside brokers. The

Guardian's current strategy entails establishing marketing ventures in partnerships with health maintenance organizations in geographic areas where The Guardian has a strong marketing presence. The Guardian is also a major provider of dental plans, including its proprietary Preferred Provider Organization network which covered 35 states at the end of 1997.

         Individual disability coverages are marketed primarily to professionals (physicians, attorneys, dentists, accountants, executives) and self-employed business owners through The Guardian's career agents and outside brokers. Traditional whole life, term, and pension trust products, in addition to the variable life products distributed through GIAC, are marketed primarily to small, closely-held business owners. The Guardian's life insurance sales are generated by its over 2,500 career agents, with the remainder being produced by outside brokers. Virtually all of the direct sales of individual and group annuities occur in GIAC with most being variable products sales.

         The Guardian is also a major reinsurer. The business reinsured by The Guardian at year end 1997 was comprised of ordinary life, variable life, credit accident and health and life, fixed annuities and variable annuities. The Guardian had total assets of approximately $12.1 billion at December 31, 1997 and a Best's rating of A+ as of December 31, 1997.

         Payment of the Surplus Note and its Warrant Shares. Upon termination of Arista's reinsurance agreement with Cologne, the principal balance of the Surplus Note became payable. However, repayment of the Surplus Note is subject to the prior approval of the New York State Insurance Department. The Surplus Note bears interest at the rate of 10.5% per annum and provides for the principal to be repaid in eight equal installments in years three through ten, together with any accrued interest. As of June 30, 1998, the accrued but unpaid interest on the Surplus Note was approximately $855,000. The Surplus Note must be paid at or prior to the closing of the cession of the Insurance by Arista, and such payment is to be made from the free and divisible surplus of Arista with the prior approval of the New York State Insurance Department. If the principal and interest are not repaid in full at the end of the ten years, the Surplus Note renews annually for additional one-year terms until the balance is repaid.

         In addition, a ten-year warrant issued to CLUMCO by the Company to purchase up to 150,000 shares of the Company's Class A Common Stock, at an exercise price of $3.50 per share, is subject to termination, if not exercised on or before the third business day prior to the date of the vote on Proposal No. 1. Pursuant to the terms of the warrant, in the event of any consolidation or merger of the Company with another entity, or any sale of all or substantially all of the property, assets, business and goodwill of the Company, CLUMCO shall continue to have the right, but not the obligation, to exercise any or all of the warrant. The Board of Directors is obligated to deliver to CLUMCO a notice ("Transaction Notice") of any such transaction in such reports, proxy statements or other communications that are sent to security holders by the Company regarding the transaction no later than the time it is sent to security holders. Upon receipt of the Transaction Notice, CLUMCO may, in its sole discretion, exercise the warrant, in whole or in part. The shares of Class A Common Stock issuable upon the exercise of the warrant shall be subject to terms and conditions of the Transaction.

         Additional Arrangements With and Payments to Management. The Company has in place certain arrangements providing payments and benefits to key employees of the Company should a change in control or sale of all or substantially all of the assets of the Company take place. These "termination payments" are triggered by a sale of substantially all of the Company's assets and therefore will be triggered by the proposed transactions. Each of Mr. Bernard Kooper, Chairman of the Board of Directors and President of the Company, and Mr. Stanley S. Mandel, a director and Executive Vice President of the Company and President of Arista, has an employment agreement with the Company and Arista, respectively. Pursuant to such employment agreements, in the event of (i) a consolidation or merger of the Company or Arista or (ii) a sale of substantially all of the assets of (A) the Company, in the case of Mr. Kooper's employment agreement, or (B) Arista, in the case of Mr. Mandel's employment agreement, (individually or collectively referred to as a "Corporate Event"), Messrs. Kooper's and Mandel's respective employment agreements will be terminated, and upon such termination, Messrs. Kooper and Mandel would each be entitled to receive a lump sum payout. The payout will be the maximum amount that will not trigger the excise tax payable in the event of an "excess parachute payment" as such term is defined in the Internal Revenue Code of 1986, as amended. As a result of the proposed transactions, the employment agreements for each of Mr. Kooper and Mr. Mandel will be terminated. Consequently, upon the consummation of the transactions, and based on their prior remuneration, it is estimated the lump sum payouts to each of Mr. Kooper and Mr. Mandel would be approximately $862,000 and $995,000, respectively.

         In addition to such lump sum payments, each of Mr. Kooper's and Mr. Mandel's employment agreements provides that upon the occurrence of a Corporate Event, the Company and Arista must pay such sums to the insurance carrier so as to render "paid up" the premiums for the split dollar life insurance provided to each of Mr. Kooper and Mr. Mandel under their respective employment agreements. At December 31, 1997, such payments are estimated to be $71,900 for Mr. Kooper's policy and $56,565 for Mr. Mandel's policy. In the event that Mr. Kooper or Mr. Mandel shall be living on February 16, 2001, each of them will be entitled to a lump sum retirement benefit equal to the amount of premiums paid by the Company or Arista attributable to the cumulative increase in cash surrender value of the policies during the period ending February 16, 2001.

         If a plan of partial liquidation is adopted by the Board of Directors of the Company, any distribution made to all of the Company's Class A Common Stockholders, including Mr. Kooper and Mr. Mandel, will be in addition to any lump sum payments made to Mr. Kooper and Mr. Mandel as employees of the Company and Arista, respectively.

         The Company intends to enter into a new employment arrangement with Mr. Mandel effective upon the consummation of the cession of the Insurance. Pursuant to the new employment arrangement, Mr. Mandel would be employed for a two-year period, plus up to an additional three years (the "Employment Period") subject to (i) the continuation of the Company's third party administration arrangement with The Guardian or (ii) the occurrence of a Change-of-Control Event (hereinafter defined). It is expected that Mr. Mandel's new arrangement will include a base salary, which will be approximately $24,000 lower than that currently paid to Mr. Mandel, a bonus based upon a weighted formula to be determined by the Company's Board of Directors, options to be granted in an amount to be determined by the Board of Directors, and will provide for the nomination of Mr. Mandel for election to the Company's Board of Directors. The weighted formula referred to above will be equal to eight percent (8%) of the Company's annual earnings before income taxes from third party administration operations. In the event, during the New Employment Period, of any consolidation or merger of the Company into or with another corporation in which the Company is not the surviving entity, or the sale of all or substantially all of the assets of the Company to another corporation, or in the event in which at least 50% of the voting Common Stock of the Company is owned by one or more individuals or entities, who are acting in concert or as part of an affiliated group of which Mr. Mandel, his spouse, his or his spouse's siblings or any issue thereof is not a member (individually and collectively, a "Change-of-Control Event"), the Company may assign Mr. Mandel's employment agreement to the Company's successor, terminate such employment agreement or continue such employment Agreement; provided, however, the Company shall (i) provide Mr. Mandel with written notice of the occurrence of a Change-of-Control Event, and (ii) deliver to Mr. Mandel a certified or cashier's check in an amount equal to $370,000. In the event the Company does not assign Mr. Mandel's employment agreement, Mr. Mandel will be bound by a one-year non-competition clause. Additionally, Mr. Mandel will be bound by such one-year non-competition clause under the following circumstances: (i) termination by Mr. Mandel of his employment in contravention of his employment agreement or (ii) the termination of the TPA Agreement in conjunction with either the cession of the Insurance by The Guardian to a third party or the assumption by The Guardian of the Company's third party administration functions. The Company does not expect to enter into a new employment agreement with Mr. Kooper.

         In June, 1996, the Company issued 365,000 shares of Class A Common Stock ("Warrant Shares"), upon the exercise of a previously granted warrant to purchase shares of Class A Common Stock at an exercise price of $1.40 per share, to Bernard Kooper. The warrant was granted to Mr. Kooper in June 1986. As consideration for the issuance of the Warrant Shares, Mr. Kooper delivered $11,000 in cash and a $500,000 principal amount interest-bearing promissory note (the "Kooper Note") to the Company and granted the Company an option (the "Class B Repurchase Option") to acquire the 47,400 shares of Class B Common Stock owned by Mr. Kooper. Additionally, to secure the performance of his obligations under the Kooper Note, Mr. Kooper pledged the 365,000 shares of Class A Common Stock owned by him to the Company. The holder of the Class B Common Stock has the right to elect a majority of the Company's Board of Directors. In addition, the holder of the Class B Common Stock has the right to vote as a separate class upon any merger, reorganization, recapitalization, liquidation, dissolution, or winding-up, sale, transfer or hypothecation of all or a substantial portion of the assets of the Company, and with regard to any amendment to the certificate of incorporation which affects the number or par value, or adversely alters or changes powers, preferences, voting power or special rights of the shares of the Class B Common Stock. The Class B Repurchase Option, which expires on June 14, 2001, has an exercise price equal to the cancellation of the $500,000 outstanding under the Kooper Note plus delivery by the Company, at its option, of either 47,400 shares of Class A Common Stock or the fair market value of such shares to Mr. Kooper. The Company's Board of Directors has resolved to exercise the Class B Repurchase Option at any time prior to a distribution to stockholders and upon such exercise, there will be no Class B Common Shares issued and outstanding. The Company has determined to exercise the Class B Repurchase Option because the Board of Directors believes that a repurchase of all of the outstanding Class B Common Stock may enhance the Company's ability to consummate a private placement or secondary public offering. Additionally, the elimination of the outstanding Class B Common Stock would provide added flexibility for the Company to enter into various transactions because there will be only one class of voting stock outstanding.

         After the Company's exercise of the Class B Repurchase Option, the Company has agreed that it will nominate Mr. Kooper for election to its Board of Directors, subject to the TPA Agreement remaining in effect and the continued beneficial ownership by Mr. Kooper of at least five percent (5%) of the outstanding shares of Class A Common Stock of the Company.

         Employee Options. In addition, the Board of Directors of the Company had agreed to purchase approximately eighteen thousand and five hundred (18,500) incentive stock options which were held or previously held by certain employees of Arista (including officers and a director of Arista and an officer of the Company) for an amount equal to approximately $30,500 in the aggregate. These options have now expired and the Company will pay to the former option holders cash bonuses equal to the value of the options. Susan J. Hall, Senior Vice President, Treasurer and a director of Arista and Senior Vice President and Treasurer of the Company, was the holder of 10,000 incentive stock options granted under the Company's 1986 Incentive Stock Option Plan. The incentive stock options expired on November 16, 1997. Under the Board of Directors' proposal, Ms. Hall will receive approximately $13,750.

Background and Reasons for the Cession Transaction

         Reasons for the Cession of the Insurance Under the Treaty. Over the past several years, the Company received indications that various companies were interested in purchasing Arista's book of New York State statutory, super statutory and voluntary disability benefits insurance. The Company did not solicit any indications of interest from other companies but did not discourage such indications of interest. In December 1995, the Company's Board of Directors unanimously directed Bernard Kooper, Stanley S. Mandel, and Richard P. Farkas, the President, Executive Vice President and a Director of the Company, respectively, to investigate bona fide proposals to purchase Arista or assume its book of insurance business. The Company's Board of Directors has been comprised of the following members since October 1994: Bernard Kooper, Stanley
S. Mandel, Louis H. Saltzman, Richard P. Farkas, J. Martin Feinman, Noah Fischman and Daniel Glassman.

         In concluding that it was in the stockholder's best interests to investigate offers to cede Arista's book of insurance business, the Board of Directors considered numerous factors as follows:

                  1. The historical market prices of the Class A Common Stock were below the amount the Board believed could eventually be distributed as a result of a transaction.

                  2. The Board considered the prospects of Arista, including alternative projections presented by management as to future growth potential and operating potential, assuming Arista's continued operation as an insurer. The Company's management and the Board analyzed the likelihood of achievement of the various projections and the per share value based on alternative sets of projections. They concluded that the projections were uncertain and that even if met, per share values would probably not adequately reflect the true value of the Company.

                  3. Competition and consolidation in the insurance industry in general, and in the statutory disability benefits segment in particular, has increased markedly in recent years, contributing to a decline in the Company's profit margins. The effects of such competition have also been exacerbated by delays in legislative approval of benefit increases in statutory disability benefits insurance. The Board considered the financial condition and results of operations of the Company and determined that these results were, and would continue to be, subject to competitive pressure.

                  4. Arista's current capital and surplus requires it to utilize reinsurance to reduce its liability on business in force and it has incurred substantial costs in connection with the maintenance of reinsurance. The cession of the Insurance will eliminate Arista's need for reinsurance while the proceeds from such cession would enable Arista to eliminate its existing indebtedness. The Board also considered the future prospects of the Company and Arista and the competitiveness of the insurance industry and concluded that Arista would incur substantial costs in continuing to underwrite insurance with Arista's existing debt structure and limited capitalization.

                  5. The Board considered the possibility of making additional acquisitions as well as the consequences and costs of internal growth. The Board determined that in view of current market prices for acquisitions, the costs involved in additional acquisitions would not likely be adequately rewarded, and that success probably would not be adequately reflected in the Company's stock prices.

                  6. In its evaluation of various proposals, The Board considered the value of the Company in continuing as an operating company which will continue to be listed as a public company on the Nasdaq Stock Market. The Board concluded that maintaining the Company's ability to continue to operate as a third party administrator would afford greater value to the Company's stockholders than would a sale or liquidation of the Company.

         The Board's decision to sell substantially all of the Company's assets at this time, as opposed to an earlier or later time, was based primarily on three factors:

                  1. New York State mandated statutory disability benefits have not been increased during the past nine years. During the previous 49 years, statutory disability benefits have been increased by New York State approximately once every three years, on average. In light of this apparent freeze in the increase in statutory disability benefits, the Board did not foresee a material increase in the Company's revenues in the near-term.

                  2. The Company currently has a "B" (fair) rating from A.M. Best Company, Inc. which prevents the Company from competing for business in large segments of the insurance market. Competition amongst "B" rated insurance companies has increased in recent years.

                  3. The Company has found it increasingly expensive to maintain its capital and surplus, due to the fact that interest payments on Arista's outstanding indebtedness are greater than returns earned from the investment of its surplus.

In accordance with the Board's direction to assess bona fide proposals to purchase Arista or assume its insurance business, on May 17, 1996, Bernard Kooper and Stanley S. Mandel reported to the Board that there were several prospective acquirers of Arista's book of insurance business. Pursuant to the unanimous recommendation by the Board of Directors on June 3, 1996, the Acquisition Committee, Bernard Kooper and Stanley S. Mandel were designated to review such indications of interest. The members of the Acquisition Committee are Mr. Richard Farkas, Mr. J. Martin Feinman and Mr. Noah Fischman. During the period commencing on December 1, 1995 and ending on December 31, 1997, the Company received indications of interest from the following five companies: The Guardian, Complete Management, Inc., ITT Hartford Life Insurance Companies, Reliance National Insurance Company, and Universal Holding Corp. Additionally, the Company received indications of interest from Old Lyme Holding Corporation and Orion Capital in 1994. The Company's management subsequently held discussions with and received tentative proposals to negotiate further from these entities, the details of which discussions and proposals are described below. The Company did not actively solicit any offers.

Negotiations With The Guardian. Beginning in January 1995 and continuing through March 1996, The Guardian and Arista held a number of meetings to explore the possibility of the cession of The Guardian's disability benefits insurance business to Arista. These meetings were initiated as a result of the third party administration services which Arista had provided to The Guardian since 1993, and were facilitated by this relationship. The meetings were attended by Stanley
S. Mandel, President of Arista and Executive Vice President of the Company, and senior executive officers of The Guardian.

         On August 15, 1995, Mr. Mandel, Mr. Sanford B. Herman, F.S.A., Vice President, Group Pricing and Standards, and Mr. Jeremy Starr, Second Vice President, Reinsurance of The Guardian met to discuss the possibility of initial information being provided to The Guardian in connection with The Guardian's performance of due diligence on Arista. At the meeting it was determined that The Guardian would request various documents quantifying Arista's experience, including acquisitions consummated by Arista. The meeting was initiated by The Guardian.

         In April 1996, Mr. Starr advised Mr. Mandel that The Guardian wished to explore the possible cession of the Insurance from Arista. In a telephone conversation by Mr. Starr to Mr.

Mandel on May 8, 1996, and in several subsequent telephone conversations, Mr. Starr and Mr. Mandel discussed the preparation of an appropriate confidentiality agreement. At a meeting on May 13, 1996, the Board expressed interest in pursuing a transaction with The Guardian and directed Mr. Mandel to proceed with the negotiations relating to such transaction. In May 1996, Mr. Starr advised Mr. Mandel that The Guardian would offer either of the following purchase price options: (i) 18% of annualized premiums on the date of transfer of the Insurance or (ii) 10% of paid premiums over the 24-month period following the transfer date. On June 5, 1996 the Acquisition Committee of the Company's Board of Directors met to discuss the cession allowance offered by The Guardian and the ability of the Company to proceed with a partial liquidating distribution pursuant to The Guardian's assumption of all policyholder assets and liabilities, concluded that Mr. Mandel should continue negotiations with respect to the Treaty and TPA Agreement and authorized the signing of a confidentiality agreement with The Guardian. The confidentiality agreement between Arista and The Guardian was signed on June 5, 1996. Subsequently, Mr. Mandel, on behalf of the Company and Mr. Stuart Shaw, Assistant Vice President, Group Disability of The Guardian and Mr. Starr, on behalf of The Guardian negotiated the terms of the Treaty and the TPA Agreement. On June 21, 1996, a meeting initiated by The Guardian, and attended by Mr. Shaw, F.S.A., an Assistant Vice President of The Guardian, and an actuary from Milliman & Robertson, an actuarial consulting firm retained by Arista, was held at Milliman & Robertson, during which The Guardian indicated a desire to acquire Arista's book of business as well as all policy related assets and liabilities. The Guardian also confirmed that it would consider acquiring the Insurance by either paying one lump-sum amount or structuring the payment on a contingent fee basis over a 24-month period subsequent to the transfer date.

         Prior to the signing of the confidentiality agreement and the progression of the proposed transaction to the due diligence stage, there were a number of discussions with representatives of Milliman & Robertson and Mr. William Odell, F.S.A. Several telephone conversations were held on May 24 and May 31, 1996 by Mr. Mandel with a principal of Milliman & Robertson, and Mr. Odell, which calls were initiated by Mr. Mandel. During these conversations, the Treaty's actuarial considerations were discussed.

         An initial due diligence meeting initiated by Mr. Mandel and attended by Mr. William Odell, F.S.A., an independent consulting actuary retained by The Guardian, Mr. Starr, Mr. Herman, Mr. Shaw and several other members of The Guardian staff, and Mr. Mandel was held on June 14, 1996. At this meeting, the parties conducted an on sight review of documentation previously furnished to Mr. Shaw on June 10, 1996 by Mr. Mandel. The Acquisition Committee met again on June 21, 1996 to discuss the cession allowance and the terms of the Treaty. A conclusion was reached by Messrs. Farkas, Feinman and Fischman of the Acquisition Committee to proceed with a transaction with The Guardian. The Acquisition Committee felt that the transaction with The Guardian was particularly attractive to the Company in that it would maximize the return to the Company's stockholders by allowing the Company to maintain and expand its third party administration capacity. The Acquisition Committee also considered tax and accounting issues relating to the transaction.

          A telephone conversation initiated by Mr. Starr was held on July 24, 1996 between Mr. Starr and Mr. Mandel to discuss The Guardian's offer to acquire Arista's insurance business, which offer was formalized in a letter of July 26, 1996 from Mr. Starr, on behalf of The Guardian, to Mr. Mandel. The offer provided two alternative purchase price options; 18% of annualized premiums on the date of transfer of the Insurance or 10% of paid premium over a two year term commencing on the transfer date. Additionally, the offer proposed the transfer of assets equal to statutory reserves plus or minus any reserve inadequacy or redundancy (less the purchase price) to The Guardian. On August 15, 1996, at a meeting of the Company's Board, Mr. Mandel was directed to continue negotiations with The Guardian. Mr. Mandel forwarded an initial draft of the Treaty to The Guardian on October 22, 1996. A revised draft was forwarded to the Company by The Guardian on November 7, 1996. On November 12, 1996 a meeting initiated by Mr. Starr was held between Mr. Starr and Mr. Mandel during which various terms of a revised third party administration agreement were discussed, including fees, audit standards, notifications, and administrative functions. Specifically, the pricing terms of the fee structure to be included in the TPA Agreement were discussed, including (i) a basic fee of 7% of administered premium, (ii) adjustments to the basic fee of +/- 1% of earned premium pursuant to a semi-annual audit performed by The Guardian, and (iii) a contingency payment to be paid on an annual basis as a function of the developed incurred loss ratio for the same period.

         During the summer of 1996, numerous telephone conversations were held between and among Messrs. Farkas, Feinman and Fischman of the Acquisition Committee to discuss the economic terms of the proposed transaction. During those conversations, the Treaty and the TPA Agreement were discussed in light of the alternative proposals from ITT Hartford Life Insurance Companies, Universal Holding Corp. and Reliance National Insurance Company which were being considered at that time. However, on July 2, 1996, Reliance National Insurance Company withdrew its proposal.

         Subsequently, Messrs. Farkas, Feinman and Fischman decided to accept an invitation from Universal Holding Corp. to present a proposal to acquire that Company's book of insurance business. A May 30, 1996 proposal from Universal Holding Corp. for the acquisition of the Company, had already been analyzed by the Acquisition Committee, and determined to be insufficient. With respect to ITT Hartford Life Insurance Companies, Messrs. Farkas, Feinman and Fischman concluded that based on the May 1996 proposal received from ITT Hartford Life Insurance Companies, it would be inappropriate for the Company to agree to the observance of a "no-shop" provision, which would prohibit negotiations and discussions with any other possible acquirer. At the August 15, 1996 Board meeting, Messrs. Farkas, Feinman and Fischman reported that the proposals from ITT Hartford Life Insurance Companies and Universal Holding Corp. were no longer under consideration.

         Commencing on November 6, 1996 the Boards of Directors of the Company and Arista held a number of meetings regarding the cession of the Insurance to The Guardian, and drafts of the Treaty and TPA Agreement were presented to each of the members of the Boards of Directors of the Company and Arista for consideration. The proposed cession allowance and third party administration fees were discussed at those meetings. The following Company Board members were present at each of these meetings: Bernard Kooper, Stanley
S. Mandel, Richard Farkas, J. Martin Feinman, Noah Fischman and Louis H. Saltzman. Additionally, Mr. Daniel Glassman was present at certain of these meetings. On November 22, 1996 the Board unanimously concluded that management should continue to negotiate the terms of both the Treaty and the TPA Agreement.

         During the period December 1996 through March 1997, the Company's legal, actuarial and accounting advisors, along with the members of the Boards of Directors of the Company and Arista, met and held telephone conversations to address various issues associated with the proposed cession, the Treaty and the TPA Agreement. Milliman & Robertson reviewed the actuarial implications of the Treaty and the TPA Agreement, Morrison Cohen Singer & Weinstein, LLP reviewed the legal issues pertaining to the Treaty and the TPA Agreement, and Rosen Seymour Shapss Martin & Company, LLP reviewed the financial terms of the Treaty and the TPA Agreement, including the tax implications and the effect on the stockholders. At a meeting on December 11, 1996 the Board reviewed both the Treaty and the TPA Agreement. In addition, the Board discussed the distribution to stockholders which would take place upon the sale of the book of business to The Guardian as well as the financial consequences of the servicing of that business by the Company.

         A meeting between The Guardian and the Company was held on December 12, 1996 to discuss various issues relating to the cession of the Insurance, including rates, benefits administration and possible economies of scale. Mr. Mandel, Ms. Susan Hall, Ms. Suzanne Bauer and Mr. Caputo, senior officers of Arista, and Mr. Shaw and Mr. Joseph Moore, Team Manager, Group Disability Underwriting of The Guardian, were in attendance at that meeting. On December 18, 1996 a meeting between Mr. Moore, and Ms. Suzanne Bauer, Vice President of Sales of Arista took place to discuss agency and marketing considerations. The meeting was initiated by Ms. Bauer. At a meeting on January 22, 1997 the Board reviewed the status of the Treaty and the requirement that it be filed with the New York Insurance Department, unanimously approved the terms of the Treaty, directed management to seek regulatory approval of the Treaty from the New York State Insurance Department and to seek stockholder approval of the transaction and directed that Mr. Mandel should complete the TPA Agreement negotiations. In addition, the Board reviewed a hypothetical distribution pro forma presentation prepared by the Company's auditors, Rosen Seymour Shapss Martin & Company, LLP and reviewed the status of the TPA Agreement. Alan Willinger, CPA is a tax partner with the Company's independent auditors. He is one of the co-partners in charge of the firm's tax practice serving individual and corporate tax clients. Mr. Willinger and his firm were selected to provide the assessment based on the firm's intimate knowledge of the Company's and Arista's tax and financial matters. Mr. Willinger's informal presentation was an assessment of management's calculation of the hypothetical proceeds to be distributed to the stockholders if the sale is approved, and the tax consequences of the transactions to the Company's Class A Common Stockholders. Mr. Willinger reported no significant differences with management's estimates, and independently believes that the transaction would be non-taxable to the stockholders of the Company.

         Previously, the Board had requested management to ascertain the feasibility of obtaining a fairness opinion with respect to the transaction. At the January 22, 1997 meeting, a representative of Oppenheimer & Co., Inc. gave a presentation to the Board as to the procedures and expenses related to obtaining a fairness opinion. The Board concluded after such presentation that it would not seek a fairness opinion for a number of reasons, including the Company's experience in evaluating alternative transactions and the expense associated with such an opinion.

         A draft of the Treaty was submitted to the New York State Insurance Department on February 4, 1997. On March 13, 1997, Mr. Shaw initiated a telephone conversation with Mr. Mandel to discuss Insurance Department regulatory matters, premium rates, agency considerations and third party administration. This conversation was delineated in a letter from Mr. Mandel to Mr. Shaw dated March 13, 1997. On April 24, 1997, the Company's Board of Directors authorized the mailing of a preliminary proxy statement relating to the cession of the Insurance to the Securities and Exchange Commission. As of May 6, 1997, the New York State Insurance Department granted approval to the parties of the implementation of the Treaty as presented. On September 23, 1998, the Board approved the terms of the TPA Agreement, subject to the approval of the sale of substantially all of the Company's assets pursuant to the Treaty by the Company's stockholders, and directed that the TPA Agreement be entered into prior to the mailing of this proxy statement to the Company's stockholders.

         Effective January 1, 1998 the existing reinsurance treaty with Cologne was terminated and Arista entered into the Quota Share Reinsurance Treaty with The Guardian.

The Decision to Proceed with the Guardian Transaction.

         In approving the transaction with The Guardian, the Board carefully considered all of the proposals and ultimately determined that it would be in the stockholders' best interests to pursue the proposal made by The Guardian. In making this determination, the Board concluded that not only did the other proposals not properly reflect the Company's worth, but also that the cession of the Insurance to The Guardian, in conjunction with a new third party administration agreement, would maximize return to stockholders by enabling the Company to (i) realize the fair value of the Insurance, (ii) maintain and expand a profitable insurance administration business, and (iii) retain assets including cash and cash equivalents in the amount of $2,000,000 (equivalent to approximately $0.77 per share), and the proceeds to be received from the anticipated sale of the stock of Arista Insurance Company. Additionally, the cession of the Insurance would enable the Company to eliminate the risk associated with underwriting the Insurance and to make a distribution to its stockholders without the delay which would normally result from the necessity of running off reserves and assessments.

         In addition to considering the relative merits of The Guardian proposal, the Board of Directors discussed and reviewed the lump sum payments to Messrs. Mandel and Kooper in light of the assets which would be available to the stockholders pursuant to the Plan of Partial Liquidation (as hereinafter defined) following the sale of the Insurance to The Guardian. The Board determined that such payments would not have an appreciable effect on the Company's results of operations and financial condition. Neither Mr. Mandel nor Mr. Kooper participated in making such determinations.

Reasons for Approval of The Treaty

         In reaching its decision to accept the proposal of The Guardian and to approve the Treaty, the TPA Agreement, and the subsequent sale of the stock of Arista Insurance Company, the Board considered the following relevant advantages:

                  1. The Treaty enables the Company to realize the fair value of the Insurance, eliminate the risk associated with the Insurance and to eliminate the surplus requirements necessary to underwrite the Insurance. Additionally, payment under the Treaty is non-contingent and is a direct function of Arista's existing earned premium.

                  2. As part of the overall transaction with The Guardian, the Company will enter into an expanded TPA Agreement with The Guardian. No other proposal would have permitted the Company to continue as a viable third party administrator as well as a public company. The Board believes that the TPA Agreement will provide a higher return, eliminate insurance risk and contain generally more favorable terms than proposals made by other companies including, Old Lyme Holding Corporation and Orion Capital Corp. (Old Lyme Holding Corporation was the subject of a press release dated June 16, 1994 and Orion Capital Corp. was the subject of press releases dated November 9, 1994 and March 17, 1995), Reliance National Insurance Company and Universal Holding Corp., each of which discussed merging with Arista, and ITT Hartford Life Insurance Companies, which discussed purchasing Arista or assuming Arista's insurance risks. Although ITT Hartford Life Insurance Companies did make an oral proposal that the Company operate as a third party administrator, the Board concluded that the fee structure applicable to this proposal was approximately 30% below that of the TPA Agreement proposed by The Guardian and contained no provision for an increase contingent upon performance and results.

                  3. The Guardian is an established insurance company which has demonstrated measured and consistent growth for many years. The Board considered that this continued growth by The Guardian may result in a concomitant increase in the Company's fees and additional opportunities pursuant to the TPA Agreement.

                  4. The TPA Agreement will be effective for a period of five years, subject, under certain conditions, to earlier termination by The Guardian, provides for annual renewals, at the sole discretion of The Guardian, after the fifth year and will place the Company in a greatly expanded position as a third party administrator with respect to future operations. The Guardian does not currently have an existing infrastructure to support an in-house administrative capacity, and therefore, will continue to require such services for the near term, particularly in light of The Guardian's possible expansion in the DBL market.

                  5. The transfer of liabilities and assets between Arista and The Guardian will enable the Company, if a Plan of Partial Liquidation (as hereinafter defined) is adopted by its Board of Directors, to make a distribution to the stockholders, without the delay, which would otherwise be necessitated in running-off statutory assessments and claim reserves. See "Estimated Per Share Amount Available For Distribution."

In addition, the Board considered the following relevant disadvantages to The Guardian transaction:

                  1. It is possible that a statutory benefit increase could ensue subsequent to the transaction, which, if the sale of the Insurance did not take place, might increase the Company's revenues without a substantial increase in expenses. However, this lost opportunity for increased revenues due to a statutory benefits increase would be offset by an increase in the Company's fees under the TPA Agreement.

                  2. Additional candidates for assumption reinsurance might surface subsequent to the transaction, which might have added to Arista's book of business.

Alternative Proposals Considered

Generally. As an alternative to the cession of the Insurance, the Board considered various transactions, including a sale or merger of the Company, the assumption of additional insurance and the sale of the stock of Arista Insurance Company. Sale, merger or assumption proposals were discussed with Universal Holding Corp., Complete Management, Inc., Reliance National Insurance Company, Old Lyme Holding Corporation, and Orion Capital Corp. The sale of the stock of Arista Insurance Company was discussed with ITT Hartford Life Insurance Companies, among others. The Company was negotiating with Orion and Old Lyme in 1994 and early 1995 and subsequently with the other above named entities simultaneously.

         Over the course of many months, as Messrs. Kooper and Mandel, as well as members of the Acquisition Committee and the full Board, held numerous formal and informal meetings to discuss the various proposals for the disposition of Arista's assets, a consensus was reached that the sale of assets contemplated by the Treaty was a more advantageous alternative than either the sale or merger of the Company or continuing Arista with the prospect of additional assumptions of books of DBL insurance, and additionally, was a more desirable alternative then any of the recent proposals received by the Company. The Board, after consultations with Bernard Kooper, Stanley Mandel and the Acquisition Committee, reached this conclusion because a merger or sale would have eliminated the possibility of continuing the Company as a public entity and as a third party administrator and because it had become evident that a statutory benefit increase would not be approved during 1997. The Board further concluded that the combination of maintaining a third party administration business, along with the revenue generated by the cession of the Insurance and elimination of insurance risk and surplus requirements, was the best available alternative. This alternative approach will enable the Company to remain in business as a third party administrator with retained assets including cash and cash equivalents in the amount of $2,000,000 (equivalent to approximately $0.77 per share) plus the proceeds received from the anticipated sale of the stock of Arista Insurance Company (comprised of Arista's charter, its insurance license and its minimum retained capital).

Proposals Received in 1994

Old Lyme Holding Corporation. In the last quarter of 1994, Old Lyme Holding Corporation ("Old Lyme"), expressed an interest in acquiring the Company. The Company held preliminary discussions with Mr. Larry Greenfield, the Chairman of Old Lyme, and Mr. Ned Sherwood, a director of Old Lyme. As a result of these preliminary discussions, the Acquisition Committee, Mr. Kooper and Mr. Mandel continued negotiations with Mr. Greenfield and Mr. Sherwood related to a possible merger of the Company with a subsidiary of Old Lyme, Old Lyme offered $3.75 per share for the Class A Common Stock, with 40% of the total consideration to be paid in Old Lyme common stock and 60% in cash. The negotiations terminated principally over the parties inability to reach agreement on certain key terms, including the relative amounts of cash and Old Lyme common stock which Arista's stockholders would receive, Old Lyme's valuation of its common stock and because the Acquisition Committee believed such stock to be relatively illiquid. The price of Old Lyme common stock has decreased significantly through June 30, 1998.

Orion Capital Corp. In early October 1994, Richard Farkas, Chairman of the Acquisition Committee, and Stanley S. Mandel attended a meeting at the offices of Orion Capital Corp. ("Orion"), initiated by Mr. Alan Gruber, Chairman and CEO of Orion, at which time discussions were held with regard to Orion's purchase of the Company. Subsequent to that meeting, Mr. Farkas, Mr. Kooper and Mr. Mandel attended a meeting with Mr. Gruber, and Mr. Vincent Papa, the Vice President and Treasurer of Orion, at which time the terms of a proposal were discussed. These terms included a consideration of $3.75 per share, the form of the transaction, the requirement of approval by a majority vote of Arista's Class A Common Stockholders and Class B Common Stockholders, regulatory approvals and due diligence requirements. On October 25, 1994, Mr. Mandel forwarded to Mr. Papa an outline of the discussions from the meeting in early October. On November 3, 1994, Mr. Papa delivered to the Company the terms of a proposal for further negotiations, which included the consideration for each of the outstanding shares of Common Stock of approximately $3.75 per share to be paid in cash, the completion of Orion's due diligence, approval by a majority vote of the Company's Class A Common Stockholders and Class B Common Stockholders voting as a separate class and any and all regulatory approvals. On November 9, 1994, the Company announced an agreement in principal on a merger of the Company with a subsidiary of Orion. The total consideration for outstanding shares of common stock of the Company was approximately $3.75 per share, to be paid in cash. The proposed transaction was subject to the completion by Orion of its due diligence, approval by a majority vote of the Company's Class A and Class B Common Stockholders and required regulatory approval. Following completion of the due diligence performed by Orion, the price to be received by each Class A Common Stockholder and Class B Common Stockholder was reduced by Orion to $3.50 per share and was subsequently further reduced to $3.40 per share, an amount which the Company's Board considered at to be least 10% below the actual value of the Company at that time. In addition, Arista had recently completed an agreement with United States Life Insurance Company to act as its third party administrator for their portfolio of DBL Insurance, was completing the acquisition of American Medical and Life Insurance Company's book of business and was in discussions with Greater New York Mutual Insurance Company and the Insurance Company of Greater New York regarding the possible acquisition of their books of insurance business. Therefore, considering the offering price and the ongoing growth through acquisitions including third party administration agreements with The Guardian and United States Life Insurance Company, the Acquisition Committee concluded that Orion's offer was inadequate. On March 17, 1995, the Board of Directors, after considering the most recent proposal from Orion for the acquisition of the Company, and in light of the progress of the negotiations to date, determined to suspend those negotiations and to engage in negotiations for the sale of the Company with other parties which had been discontinued after the receipt of the Orion's offer. From March 1995 through December 1995, subsequent to the negotiations with Orion, the Company continued discussions with other parties. However, no other formal proposals were received by the Company until late 1995.

Proposals Received Since December 1, 1995

Hartford. Over the past several years, ITT Hartford Life Insurance Companies ("Hartford") has made inquiries to the Company to obtain information for the assumption of its insurance business. In May 1996, Mr. Lon A. Smith, the President of Hartford, and Mr. Mandel discussed a proposal under which Hartford would acquire the shares of capital stock of the Company. This proposal was for the purchase of all of the outstanding shares of Class A and Class B Common Stock of the Company for an amount equal to approximately $3.00 per share. The proposal was subject to completion of due diligence, the structuring of the transaction in a manner acceptable to Hartford based upon, among other factors, tax considerations, the consent of Hartford's board of directors, approval by applicable government authorities, the negotiation, execution and delivery of a mutually acceptable, legally binding definitive purchase agreement, the observance of "no-shop" and confidentiality provisions by the Company, Arista and each of their respective directors, officers, employees, agents, consultants and other advisors. Hartford also retained the right to withdraw the proposal at any time prior to the execution of a definitive agreement for any reason whatsoever.

         Mr. Mandel and Mr. Maher, a Vice President of Hartford, subsequently discussed the overall structure of the proposed transaction, and as a result of these discussions, and several telephone conversations between Mr. Mandel and Mr. Maher, relating to the financial terms, timing and due diligence requirements of Hartford, in June 1996 the Company's Board of Directors determined that Hartford's proposal to acquire the Company was inadequate, as compared to other proposals under consideration by the Company. For example, the Board of Directors of the Company determined that the amount of the proposal was less than the amount that could be realized under The Guardian proposal (as discussed in this Proxy) and the proposal by Reliance (which was for an equal dollar amount, but provided for a contingency payment in an amount not to exceed 27 cents per share). The Board determined that the Hartford proposal of $3.00 per share did not compare favorably with the terms of The Guardian transaction which would allow an estimated $2.03 per share to be distributed to the Company's stockholders some time after the third quarter of 1998, enabling the Company (i) to retain cash and cash equivalents and other assets in the amount of $2,000,000, or approximately $.77 per share, (ii) continue the Company as a public entity performing third party administrative services, and (iii) realize proceeds to be received from the anticipated sale of the stock of Arista (comprised of Arista's charter, its insurance license and its minimum retained capital). In addition, unlike The Guardian's offer, Hartford's offer of a third party administration arrangement would not enable the Company to participate in any statutory benefit rate increase. Additionally, the fee structure which would be applicable to the administrative contract was approximately 30% below that of The Guardian and contained no provision for increases contingent upon performance and results. Since Hartford had for many years expressed an interest in acquiring the Company, on March 27, 1997 the Company and Hartford executed an updated confidentiality agreement.

Reliance National Insurance Company. Pursuant to the request of Ms. Joanne Duarte, agent of Reliance National Insurance Company ("Reliance") the Company held preliminary discussions with Reliance in December 1995 regarding the possible acquisition by Reliance of 100% of the capital stock of the Company. In March 1996, the Company forwarded to Reliance certain preliminary due diligence materials relating to the Company and, in late March of that year, Stanley S. Mandel and Bernard Kooper met with Mr. Dennis A. Busti, President, Mr. Albert J. Marino, Chief Financial Officer and A. Raymond Williams, Executive Vice President, regarding the proposed acquisition. In the late March 1996 meeting, Messrs. Mandel and Kooper discussed with the officers of Reliance the mechanism by which the New York State Insurance Department might approve a plan of acquisition and operation established by Reliance and further analyzed the preliminary due diligence materials previously delivered in March 1996. In May 1996, a proposal was received by Messrs. Kooper and Mandel which required further conversations by and among members of the Acquisition Committee and Ms. Joanne Duarte in order to review the nature of the proposed contingency payments and the financial consequences of the proposal. On May 30, 1996, a revised proposal for the sale of the capital stock of the Company was received by Messrs. Kooper and Mandel which included a request by Reliance that the Company advise Reliance within three business days after May 30, 1996 of its position with regard to the proposal.

         Mr. Farkas, Chairman of the Acquisition Committee, subsequently contacted Mr. Williams in order to facilitate negotiations. In June 1996 Mr. Farkas continued negotiations with Mr. Williams and presented an amended proposal, which had been unanimously approved by the Company's Board, to Mr. Williams. On June 27, 1996, the Company received a revised proposal from Reliance which contained a contingent offer of approximately $3.27 per share of the Company's common stock and pursuant to which Mr. Kooper would receive a payment in accordance with the terms of his current employment contract. Mr. Mandel would receive the same contingent arrangement contained in the May 30, 1996 proposal. The offer of approximately $3.27 per share was contingent upon Arista's retention of an after-closing average of $27,000,000 in earned annual premiums for the ensuing three year period subsequent to the closing. Reliance would reduce the lock-up period from 90 days to 60 days in exchange for a break-up fee payable by the Company, and acknowledgment by the Company that the Company would not seek any additional compensation for deferred acquisition costs, net operating loss carry forward and excess statutory reserves. Reliance's contingent offer of approximately $3.27 per share, was deemed inadequate by the Board, and, in any event, was withdrawn by Reliance on July 2, 1996, at which time Reliance informed the Company that it was no longer interested in acquiring the Company. Therefore, the Board was not called upon to consider whether the Reliance proposal should be approved.

Complete Management, Inc. In February 1996 Complete Management, Inc. ("CMI") proposed that the Company and CMI enter into negotiations regarding a possible merger of the two companies. In late June 1996, CMI withdrew its offer to negotiate a merger and expressed an interest in acquiring Arista Insurance Company's charter and third party administration business, rather than merging with the Company. Meetings regarding CMI's new proposal were held in the summer of 1996 by and among Mr. Farkas, Mr. Mandel, Mr. Kooper and Mr. Rabinovici, the Chairman and CEO of CMI. The discussions by and among Mr. Farkas, Mr. Mandel, Mr. Kooper and Mr. Rabinovici focused on CMI's acquisition of both the charter and the third party administration business, which activities could not commence until such time as Arista disposed of its book of insurance business.

         At a meeting held on August 15, 1996, the Board of Directors unanimously concluded that until such time as Arista disposed of its insurance risks, under New York State Insurance Department regulations, it would be unable to consider either the sale of the stock of Arista Insurance Company or the sale of the third party administrator.

Universal Holding Corp. In April of 1996, Richard Barasch, President of Universal Holding Corp. ("Universal") contacted Stanley S. Mandel to express interest in acquiring 100% of the capital stock of the Company. In a series of telephone conversations held during the end of May, Richard Barasch and Richard Farkas discussed the terms under which Universal would purchase the capital stock of the Company. Universal's proposal was formalized in a written offer sent to the Company on May 30, 1996 which offer was to purchase the Company's capital stock for approximately $3.20 per share. After further analysis and several telephone conversations between Mr. Farkas and Mr. Barasch during which Mr. Farkas continued to seek to explore an increase in the offering price, it was determined that the negotiations should include the alternative of Arista assuming Universal's book of DBL business. The Company considered Arista's acquiring Universal's DBL business for the following reasons: (i) Universal suggested that the Company make a proposal for the acquisition of its book of DBL business if an acquisition by Universal of the Company could not be accomplished, and (ii) Arista had consummated the acquisition of more than five books of DBL business from other insurers during the prior three year period and was continuing to seek to obtain other books of DBL business.

          The Board of Directors of the Company analyzed Universal's offer and the resulting net per share return to the Company's stockholders. On August 15, 1996 the Company's Board of Directors determined that the per share return of $3.20 per share was inadequate and rejected Universal's offer. The Board of Directors believed that the per share return was inadequate because negotiations with The Guardian, which were taking place simultaneously with the negotiations with Universal, indicated to the Board that The Guardian transaction, as previously described, would permit the Company to provide a distribution in cash to the stockholders while continuing as a public company engaged in the third party administration business. The Board determined that the Universal proposal of $3.20 per share did not compare favorably with the terms of The Guardian transaction which would allow an estimated $2.03 per share to be distributed to the Company's stockholders some time after the third quarter of 1998, while enabling the Company to (i) retain cash and cash equivalents and other assets in the amount of $2,000,000, or approximately $.77 per share, (ii) continue the Company as a public entity performing third party administrative services, and (iii) realize the proceeds to be received from the anticipated sale of the stock of Arista (comprised of Arista's charter, its insurance license and its minimum retained capital). Additionally, at the time Universal's offer was made, Arista was in the process of completing the acquisitions of the Greater New York Mutual and the Insurance Company of Greater New York, which the Board felt would increase the Company's worth. Moreover, at the time, third party administration activities with respect to The Guardian and U.S. Life were intensifying and gross income from these sources was expanding. On January 28, 1997, the Company was advised that Universal had ceded its book of DBL business to Standard Security Life Insurance Company of New York, and had withdrawn from the DBL business entirely.

         The Board of Directors reviewed the recent alternative proposals and compared each of these proposals to the transaction with The Guardian. The Board of Directors concluded that The Guardian transaction, which includes: (i) an estimated distribution of $2.03 per share to the Company's stockholders, and
(ii) the retention of cash and cash equivalents and other assets in the amount of $2,000,000 or of approximately $0.77 per share, plus an assumption that the sale of Arista's charter will be in the range of between $0.17 per share to $0.29 per share (the recent sale by Arista of a charter for approximately $765,000 or $0.29 per share based on 2,617,500 shares of outstanding Class A Common Stock and Class B Common Stock), along with an assumption that the value of the public company as a third party administrator with the TPA Agreement with The Guardian and third party administration agreement with United States Life Insurance Company is in excess of $0.36 per share, caused the Board of Directors to value The Guardian transaction in excess of any of the alternative proposals received since December 1, 1995, and described herein.

         Required Vote of Stockholders. The Treaty requires the Company to obtain the approval of its stockholders, which vote requires that the holders of a majority of the Class A Common Shares and the Class B Common Shares approve the transactions contemplated by the Treaty. In addition, pursuant to the Company's Certificate of Incorporation and Section 271 of the Delaware Corporation Law, the affirmative vote of a majority of the outstanding stock of a corporation is required for the sale of all or substantially all of the corporation's property and assets. Stockholder approval of the TPA Agreement is not required under the Company's Certificate of Incorporation or any applicable state law.

         Anticipated Distribution to Stockholders. The Company anticipates making a distribution to its stockholders of a portion of the proceeds from the cession of the Insurance and the proceeds from the disposition of the stock of Arista Insurance Company, pursuant to a Plan of Partial Liquidation (the "Plan"). The Board does not anticipate that it will approve the Plan before the stockholders vote on Proposal No. 1. The Plan, if approved by the Board of Directors of the Company, will be subject to (i) the approval of the stockholders of Proposal No. 1 and (ii) the

Closing of the transaction. No regulatory approvals are required for the Plan. After the cession of the Insurance and the delivery of the related assets and liabilities to The Guardian, the Board of Directors will proceed in the following manner:

         1. To the extent deemed necessary by the Board of Directors, the Board will establish and set aside reasonable amounts to meet claims against Arista, including ascertained and contingent liabilities and expenses. At this time, the Board is not aware of any claims against Arista, and therefore does not anticipate the establishment of a reserve or an escrow account.

         2. Arista will have submitted to the New York State Insurance Department a request for payment of two (2) extraordinary dividends from Arista to the Company; one request for an extraordinary dividend in the amount of $5.2 million payable subsequent to the Closing, and the other dividend in an amount which will reduce the surplus of Arista to the minimum amount permitted by the New York State Insurance Department. The Company anticipates being able to make an initial distribution, if approved by the Board of Directors of the Company, to stockholders of the Company sometime after the third quarter of 1998. There is, however, no assurance that such a distribution will or can be made at that date or any other specific date.

         3. The Company will actively seek a purchaser of the stock of Arista Insurance Company following the Closing.

         4. After provision for creditors' claims is made, and the policy related assets and liabilities have been transferred to The Guardian, if there are then no pending legal, administrative or arbitration proceedings (or adequate provisions have been made to satisfy any judgment arising therefrom), any and all other necessary or appropriate actions will be taken to (i) have the Company assume any liability for such legal, administrative or arbitration proceedings and (ii) distribute the amount authorized and agreed upon by the Board of Directors to the stockholders of the Company.

         The Board is considering the Plan because, as a result of Arista's exiting the insurance business followed by the anticipated sale of its stock, the Company will require significantly less capital and surplus in connection with its performance under the TPA Agreement than would be required to effectively operate an insurer.

         Estimated Per Share Amount Available for Distribution. The following estimate of the amount available for distribution to stockholders is based upon the Board of Directors' best estimate of the amount available, the expenses to be incurred and provisions for outstanding contingent liabilities. Although the Directors have carefully reviewed all of this material, it must be emphasized that the amount is an estimate only and must be considered as preliminary. Accordingly, no assurance can be given that the estimated partial liquidating distribution amount will actually be realized or that the amount distributed to stockholders will not vary materially from the preliminary amount which is set forth below.

         While it is not possible to determine the exact amount that may ultimately be realized upon disposition of the Company's assets if the Plan is adopted by the Directors, the Directors believe that the initial amount available for distribution as a result of the partial liquidating distribution will be approximately $2.03 per share as set forth below.

         The estimated amount to be distributed represents the liquid assets available following the cession of the Insurance business, as described in Proposal No. 1, and after the payment of all net liabilities and obligations related to the Insurance business, including the repayment of Arista's Surplus Note held by CLUMCO, including accrued interest, upon approval by the New York State Superintendent of Insurance, and after deducting a reasonable amount of capital to be retained by the Company for continued listing on the Nasdaq Stock Market as well as working capital.

         The Company estimates its liquid assets to be approximately $7,318,000 or $2.80 per share, and the estimated net liquid assets available for initial distribution to stockholders sometime after the third quarter of 1998 to be approximately $5,318,000, or $2.03 per share. A second distribution, if any, is not expected until such time as the sale of the Arista Insurance Company stock is completed.

         The estimated liquid assets available and the estimated net assets available for initial distribution were based on the following hypothetical example of the transactions that will follow the stockholders' approval of Proposal No. 1. Stockholders should note that certain amounts used to compute estimated liquid assets and the estimated net liquid assets available for initial distribution to stockholders in the example below are estimated amounts used for illustrative purposes only, and should not be treated as exact or actual amounts that will be distributed in the partial liquidation of the
Company:


                                                                          Amount
                                                                          ($000)        Per Share
Net assets at estimated liquid value...............................       $ 7,318        $ 2.80

Resources for TPA capitalization and the net tangible asset
requirement of NASDAQ..............................................        (2,000)        (0.77)
                                                                          -------        ------

Estimated net liquid assets available for distribution to
stockholders.......................................................       $ 5,318        $ 2.03
                                                                          =======        ======

         After the closing of the cession of the Insurance to The Guardian and the initial distribution to stockholders, the Company will be comprised of Arista Insurance Company's license and charter, and its ongoing TPA operation. In addition, the Company will retain cash and cash equivalents and other assets in the amount of $2,000,000, or approximately $0.77 per share. The Company may consider the sale of its operations at a future date.

         The federal income tax consequences of any distributions are discussed in the sections below.

         Distribution; Provision for Liabilities and Claims. The Board of Directors believes that all major contingent claims and liabilities which may be outstanding as of the date of the Proxy Statement have been adequately reserved for.

         Because there is no assurance that the amounts reserved will be adequate to cover all claims and liabilities, the Company may establish escrows or other provisions to assure that all claims and liabilities are paid prior to any final distribution to stockholders. At this time, however, the Board is not aware of any claim against the Company and therefore does not anticipate the establishment of a reserve or an escrow account. The amount available for distribution to stockholders will be reduced accordingly. Any amounts which are not used from any such escrow or other provision may be distributed to stockholders at a future date or retained by the Company for working capital. However, there is no assurance that such additional amounts will be available for distribution.

         The Plan may provide that the balance of the distribution will be distributed to stockholders at such time as may be determined by the Board of Directors. The character, amount and timing of any distributions will depend upon the Plan, as well as any amounts deemed necessary or appropriate to provide for the satisfaction of the Company or Arista's liabilities, either fixed or contingent, as well as the expenses of the transactions contemplated herein.

         The expenses of administering Arista, winding up of Arista's affairs, preparing all reports required by federal and state laws in connection with Arista's continued existence, the negotiation and completion of payment of any claims against Arista, as well as all expenses and liabilities which continue to arise or to be incurred during the course of the process will reduce the amount of assets available for distribution to stockholders.

         Stockholders will not be required to surrender their stock certificates for cancellation in connection with the distributions to be made pursuant to the Plan.

         Stockholder approval of the Plan is not required under the Company's Certificate of Incorporation or any applicable state law and the Company's stockholders are not being solicited to approve the Plan.

         Directors and Officers. It is anticipated that all of Arista's directors (each of whom is a stockholder of the Company except for Richard Farkas and Richard Greenwald) will remain directors of Arista until the stock of Arista Insurance Company has been sold and its assets have all been distributed to the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
PROPOSAL NO. 1.

                        RIGHTS OF DISSENTING STOCKHOLDERS

         Under Section 262 of the Delaware General Corporation Law, stockholders are granted appraisal rights only in the case of a merger or a consolidation. However, under Section 262(c), a corporation may include in its certificate of incorporation a provision to grant appraisal rights to its stockholders in connection with a transaction other than a merger, such as a sale of all or substantially all of the assets of a corporation. The Company has no provisions in its certificate of incorporation that provide for appraisal rights of stockholders.

                         FEDERAL INCOME TAX CONSEQUENCES

         The following summary describes certain United States Federal income tax consequences to Arista, the Company, and the stockholders, which would result if the Plan were adopted. It is based upon the Internal Revenue Code of 1986, as presently amended (the "Code"), Treasury Regulations promulgated and proposed thereunder, administrative pronouncements and judicial decisions, all of which are subject to change (either prospectively or retroactively), which changes could materially affect the tax consequences herein.

         No rulings have been or will be requested from the Internal Revenue Service (the "IRS") as to the matters discussed herein and, as to some such matters, such a ruling might not be obtainable even if requested. Accordingly, no assurance can be given that the IRS will not challenge the tax treatment of certain matters discussed herein, which challenge, if any, might be upheld by the courts.

         This summary is necessarily general in nature, and does not address all of the tax consequences that may be relevant to particular stockholders in light of their personal circumstances, or to certain types of stockholders (such as certain financial institutions, dealers in securities or commodities, insurance companies, tax exempt organizations, or persons who hold shares as a position in a straddle). In particular, the discussion herein applies only to a stockholder who is a United States resident for Federal income tax purposes. This summary further assumes that all shares of stock are held as "capital assets", and thus may not be applicable as to shares acquired as compensation (including shares acquired upon the exercise of options). This summary also does not address the state, local or foreign tax consequences to a stockholder of the proposed transaction.

ACCORDINGLY, EACH STOCKHOLDER IS URGED TO CONSULT WITH AND TO OBTAIN THE ADVICE OF HIS OR HER OWN TAX ADVISOR AS TO THE TAX CONSEQUENCES OF THE PROPOSED TRANSACTIONS AS TO SUCH STOCKHOLDER.

Federal Income Tax Consequences, In General

         The contemplated distributions, if made, would be accomplished by the following interrelated steps:

         (a) The Company's adoption of a Plan of Complete Liquidation of Arista pursuant to Code Section 332, in furtherance of which (i) Arista will cede all of its Insurance by implementing the Treaty with The Guardian; (ii) contingent upon the Closing, Arista will distribute to the Company the net proceeds received from the cession of its Insurance together with all of Arista's remaining assets (including the assets to be used in its third party administration business ("TPA business")) except that Arista will retain ownership only of its corporate charter, state insurance licenses, and assets necessary to meet minimum capital and surplus requirements to maintain such licenses (collectively the "Retained Assets"); (iii) the Company will assume all of Arista's liabilities, other than policyholder liabilities; and (iv) within twelve months of the distribution referred to in (ii), the Company will either
(x) sell all of the stock of Arista Insurance Company, subject to the approval of the New York State Insurance Department to an unrelated purchaser; or (y) dissolve Arista under New York law, receive in distribution all Retained Assets and cause any charter or license of Arista that is not distributable to be terminated or otherwise cease to exist; and

         (b) The Company's adoption of the Plan pursuant to Code Section 302(b)(4), in furtherance of which it will, contingent upon the Closing, distribute in cash, in a pro rata redemption of its Common Stock from each of its stockholders in an aggregate amount equal to: (i) the cash proceeds received from the cession of the Insurance; (ii) the other net liquid assets of Arista attributable to the terminated insurance business; and (iii) the proceeds it receives from the sale of all of the stock of Arista Insurance Company (comprised of Arista's charter, its insurance licenses and its minimum retained capital) or the dissolution of Arista. The Company will retain, and continue to own and actively operate, the TPA business (and associated assets) previously conducted by Arista.

Opinions of Counsel

         The Company has received an opinion from its counsel, Morrison Cohen Singer & Weinstein, LLP ("Counsel") that, on the basis of the facts, representations and assumptions described in all material respects below under this "Federal Income Tax Consequences" section of the Proxy Statement, for Federal income tax purposes it is Counsel's opinion that it is more likely than not that (i) the contemplated liquidation of Arista into the Company pursuant to the Plan of Complete Liquidation of Arista would, if adopted, qualify as a non-taxable liquidation under Section 332 of the Code, and (ii) the Company's contemplated distribution to the stockholders of the proceeds from the cession of the Insurance and the proceeds from the sale of the stock of Arista Insurance Company or the dissolution of Arista (collectively the "Distribution Proceeds") would, if the Plan of Partial Liquidation were adopted, be a distribution in "partial liquidation" of the Company within the meaning of Code Section 302(b)(4).

         In rendering its opinion, Counsel has relied upon representations of management of the Company substantially similar to representations that the IRS customarily requires for an advance ruling on a non-taxable liquidation under
Section 332 of the Code and a distribution in partial liquidation under Section 302(b)(4) of the Code, and upon certain other assumptions as to the occurrence of future events, including that: the Plan of Complete Liquidation of Arista and the Plan will both be adopted on a timely basis; the distribution of the assets of Arista to the Company (including the sale proceeds from the cession of the Insurance) will all occur by not later than December 31, 1999; that following the cession of the Insurance and until the Company's sale of the stock of Arista Insurance Company, Arista will retain only the minimum amount of Retained Assets necessary to retain its insurance licenses and corporate charter and will not engage in any other business activities; the Company will sell the stock of Arista Insurance Company or dissolve Arista by not later than twelve months after the final distribution of the assets of Arista to the Company; considering the operations of the Company and Arista on a consolidated basis, the sale of the Insurance business by Arista to The Guardian pursuant to the Treaty, and the distribution by the Company to its stockholders pursuant to the Plan of Partial Liquidation, will result in 20% or greater reduction in revenues, gross fair market value of assets, net fair market value of assets and employees compared to their historical levels; no portion of the sale proceeds from the cession of the Insurance or the sale of the stock of Arista Insurance Company or the dissolution of Arista will be used to expand the remaining TPA business to be conducted by the Company or used by the Company in any manner except for having been placed in identified and segregated separate cash accounts such as savings accounts, money market certificates, certificates of deposit and similar liquid short term investments; and that all such proceeds will in fact be distributed to the stockholders by not later than December 31, 1999.

         Counsel's opinion represents Counsel's best legal judgment, and is not binding upon the IRS or any Court. If any representation or assumption relied upon in rendering Counsel's opinion is inaccurate, or if the IRS were to challenge successfully the Federal income tax treatment of the transactions described in Counsel's opinion, then the distribution from the Company to all stockholders would be treated as a "distribution" from the Company, rather than as a "sale or exchange", which would be treated as a dividend to such stockholders to the extent the Company has current or accumulated earnings and profits. Such dividend would be includable in a stockholder's gross income as ordinary income in its entirety, without reduction for the tax basis for the shares redeemed, and no loss will be recognized for tax purposes.

Liquidation of Arista into the Company Pursuant to Code Section 332.

         The consummation of the Treaty between Arista and The Guardian, pursuant to which Arista will cede its Insurance, will be characterized as a fully taxable sale of the insurance contracts for Federal income tax purposes, on which Arista would expect to recognize a taxable gain. The taxability of such sale is not affected by Arista's liquidation pursuant to Code Section 332. However, if the liquidation of Arista qualifies as one described in Code Section 332, then Arista will not recognize any gain or loss upon the distribution of its non-cash assets (including the assets used in the TPA business and the goodwill associated with the business) to the Company, pursuant to such liquidation, nor will the Company be required to recognize gain upon its receipt of such liquidation proceeds. On the other hand, if notwithstanding Counsel's opinion, the liquidation of Arista were not to qualify under Code Section 332, then: (i) Arista would be required to recognize gain upon its liquidation, equal to the excess of the fair market value of its assets (including the fair market value of the TPA business and its other non-cash assets) over Arista's tax basis in those assets; and (ii) the Company would recognize gain on the liquidation of Arista in an amount equal to the excess of the net fair market value of the assets it receives upon Arista's liquidation over the Company's basis in its Arista stock.

         Code Section 332 requires, among other things, that a liquidating corporation actually distribute all of its assets to its corporate stockholder pursuant to the plan of liquidation in complete cancellation or redemption of its stock. The retention in Arista of the Retained Assets, and the Company's planned sale of the stock of Arista Insurance Company, would on their face seem to be inconsistent with such requirement. However, the Treasury Regulations permit a corporation liquidating under Code Section 332 to retain sufficient assets minimally necessary to preserve its legal existence and retain valuable licenses and charters, so long as it does not engage in any business operations while holding those minimal assets. Further, in many private letter rulings, the IRS has ruled that liquidation of insurance companies have qualified for Code
Section 332 treatment, notwithstanding their having retained minimum liquid assets in corporate solution for the purpose of preserving their corporate existence and insurance licenses and facilitating the transfer of their insurance licenses and charters through the sale of stock. In all such private letter rulings, the IRS treated the liquidating subsidiary's retained assets as if they had been "deemed" distributed to its parent company pursuant to the liquidation, and treated the subsequent sale by the parent of such subsidiary stock as though it were a "deemed" asset sale by the parent. In more recent private letter rulings, however, the IRS extended its rationale by treating the parent corporation (after it had received a "deemed" distribution of assets) as if it had then recontributed those assets to a "deemed" new subsidiary, so that when the parent sold the stock of the subsidiary the sales proceeds were treated as proceeds from the sale of stock and not proceeds from the sale of assets. While, under either rationale, the subsidiary's liquidation qualified under Code
Section 332, whether the proceeds received by the Company from its sale of Arista stock would be treated as proceeds from the sale of stock or as proceeds from the sale of assets, could effect whether those proceeds, when distributed to the stockholders, qualify as proceeds from a "partial liquidation", as described below.

         Assuming, as is anticipated, that the Company sells the stock of Arista Insurance Company within twelve months after the final distribution of the assets of Arista to the Company, the Company will realize and recognize capital gain or loss on such sale measured by the difference between the amount realized from such sale over its tax basis in its stock of Arista Insurance Company, which basis is deemed to be equal to Arista's cost basis in the Retained Assets.

Partial Liquidation of the Company Pursuant to Code Section 302(b)(4);

Federal Income Tax Consequences to the Stockholders

         The Company's proposed redemption of Common Stock from the stockholders will be a taxable transaction as to such stockholders for Federal income tax purposes, and will be treated either as (i) a so-called "sale or exchange" of a stockholder's redeemed Common Stock, on which gain or loss will be recognized or, alternatively, (ii) as a "distribution" from the Company, which could be taxed wholly or partially as a dividend (without reference to a stockholder's cost basis in the Common Stock redeemed), as discussed below.

         Under Section 302(b) of the Code, a redemption will be treated as a "sale or exchange" as to a redeeming stockholder if the redemption (i) results in a "complete termination" of a redeeming stockholder's equity interest in a corporation, (ii) results in a "substantially disproportionate" redemption with respect to such stockholder, (iii) is "not essentially equivalent to a dividend" with respect to such stockholder, or (iv) as to non-corporate stockholders only, is a redemption in "partial liquidation" of the redeeming corporation pursuant to Code Section 302(b)(4). The first three of these Code Section 302(b) tests require, at a minimum, that a redeeming stockholder's percentage ownership interest in the corporation in fact be reduced by reason of the redemption. Since the proposed redemption is to be made on a pro rata basis among the stockholders, no stockholder's percentage interest in the Company will be reduced by reason of the redemption. Therefore, only if the proposed redemption were to qualify as a redemption in "partial liquidation" of the Company pursuant to Code Section 302(b)(4) would a non-corporate stockholder have such redemption treated for income tax purposes as a "sale or exchange" of his redeemed stock, rather than as a "distribution".

         If the proposed distribution in redemption to the stockholders qualifies as one made in partial liquidation of the Company under Code Section 302(b)(4), then a non-corporate stockholder will recognize, for Federal income tax purposes, gain or loss on such redemption equal to the difference between
(i) the amount of cash he receives, and (ii) such stockholder's tax basis in the Common Stock considered to be redeemed from him. For the first distribution, the amount of Common Stock considered to be redeemed from a stockholder will be that number of shares whose aggregate value is equal to the distribution received, based on the trading price of the Common Stock immediately before the record date of the distribution. For the second distribution the same principle applies, provided that appropriate adjustments are made to reflect the deemed redemption resulting from the first distribution. Any such gain or loss will be capital gain or loss and in general, would be subject to Federal tax rates of not more than 20% if the holding period for the Common Stock exceeded one year as of the date of the exchange. Stockholders having more than one block of shares (that is, shares acquired at the same cost in a single transaction) will be treated as having shares from each block redeemed, with shares redeemed from each block ratably. Gain or loss must be determined separately for each block of shares. If a stockholder recognizes loss on the redemption of his shares, some or all of such loss will not be allowed as an income tax deduction under the so-called "wash sale" rules of Code Section 1091 if, at any time during the period commencing thirty days before, and ending thirty days after, the redemption, the stockholder purchases (or enters into a contract or option to purchase) other shares of the Company.

         If the redemption does not qualify as one which is made in "partial liquidation" of the Company pursuant to Code Section 302(b)(4), then the entire amount of the cash received by such stockholder in such redemption will be treated as a dividend in the year of the redemption to the extent that the Company has current or accumulated earnings and profits. Such dividend will be includable in the stockholder's gross income as ordinary income in its entirety, without reduction for the tax basis for the shares redeemed, and no loss will be recognized for tax purposes. The stockholder's tax basis in the shares redeemed, however, will be added to such stockholder's tax basis in the remaining shares that he owns.

         Because "partial liquidation" treatment under Section 302(b)(4) only obtains with respect to non-corporate stockholders, the entire amount of the redemption proceeds will in any event be treated as a "distribution" as to corporate stockholders, whether or not treated as in "partial liquidation" of the Company. To the extent that the distribution received by a corporate stockholder is treated as a dividend it will generally be eligible for the dividends-received deduction. In the case of the corporate stockholder owning less than 20% (by vote and value) of the Common Stock of the Company, the dividends-received deduction will generally be equal to 70% of the dividends so received; subject, however, among other limitations, to (i) its having satisfied the minimum holding period requirements of Code Section 246, and (ii) possible reduction in the amount of such dividend-received deduction if and to the extent that the Common Stock owned by it is considered to be "debt financed" under Code Section 246A. In addition, and irrespective of a corporate stockholder's holding period for its Common Stock, such dividend will be characterized as an "extraordinary dividend" under Code Section 1059, with the result that the portion of such dividend which qualifies for the dividend-received deduction will reduce the corporate stockholder's tax basis in its Common Stock. To the extent such deduction exceeds such basis, such excess would be taxed in the taxable year of the receipt of the extraordinary dividend.

         If the amount of the distribution exceeds the Company's earnings and profits, such excess will first be treated as a non-taxable return of capital to the stockholder to the extent of his tax basis in the shares, with any balance being treated as a gain from the sale or exchange of his shares.

Qualification of the Redemption as One Made in Partial Liquidation of the Company.

         For purposes of Code Section 302(b)(4), a distribution will be treated as one in partial liquidation of a corporation if the distribution is not essentially equivalent to a dividend, as determined at the corporate rather than stockholder level, is made pursuant to a plan of partial liquidation, and is paid out before the end of the taxable year following the taxable year of the corporation in which the plan was adopted. A distribution will be considered to be not essentially equivalent to a dividend as determined at the corporate level, if either: (a) it is attributable to a "genuine contraction" of the corporation, or (b) it falls within the safe harbor rules of Code Section 302(e)(2) and (3).

         (a) Genuine Contraction. The criteria for determining whether a corporation has experienced a genuine contraction have been derived primarily from judicially developed law. In general, significant reduction in the corporation's level of business activities must be shown. For private ruling purposes, the IRS will not ordinarily issue a ruling that a distribution qualifies as a distribution in partial liquidation under the "contraction" theory unless the contraction results in a 20 percent or greater reduction in the distributing corporation's: (i) gross revenue; (ii) net fair market value of assets; and (iii) number of employees. While it is the business activity of the distributing corporation that must be shown to have contracted, the IRS has ruled that a parent corporation's distribution of the assets of a wholly-owned subsidiary that had been liquidated into the parent under Code Section 332 can qualify as a genuine contraction of the parent corporation if the subsidiary had actually conducted a trade or business, on the theory that the tax history and attributes of the subsidiary are inherited by the parent upon such liquidation. Similarly, the parent's distribution of the proceeds of the sale of the subsidiary's trade or business can qualify. However, in the absence of a Code Section 338(h)(10) election, the IRS has ruled that a parent corporation's distribution of the proceeds of the sale of a subsidiary's stock would not qualify as a distribution in partial liquidation of the parent.

         When the businesses of Arista and the Company are considered on a consolidated basis, the proposed transaction and redemption are expected to result in a 20% or greater reduction in the Company's revenues and net market value of its assets. Although many of the business activities conducted as part of the TPA business are substantially identical to the business activities previously conducted by the operation of the Insurance business and are labor intensive, certain business functions will be eliminated, so that the aggregate number of employees is also expected to decline by at least 20% from historical levels.

         Counsel's opinion that the distributions of the Distribution Proceeds will all constitute proceeds of a "partial liquidation" of the Company is based upon various representations of management and assumptions as to future events, which principally include those related to the expected reduced level and scope of the Corporation's business activities following the distribution in comparison to those prevailing beforehand. Such assumptions are based upon projections of the Company's management. If, notwithstanding such projections, the level and scope of the Company's future business operations were not sufficiently reduced from their pre-distribution levels, the principal assumption on which Counsel's opinion is based on could turn out to be invalid.

         Counsel's opinion is also based upon the assumption that the Company and any purchaser of the stock of Arista Insurance Company will jointly make an election under Section 338(h)(10) to characterize the proceeds from the sale of such stock as if they were proceeds from the sale of assets, so as to cause those proceeds to be included, when distributed to the stockholders, as proceeds in "partial liquidation" of the Company. If, however, the Company and the purchaser of Arista stock were not to make an election under Code Section 338(h)(10) with respect to such sale, then Counsel is unable to opine as to whether it is more likely than not whether the specific proceeds attributable to such sale, when distributed to the stockholders in redemption of their Common Stock, would constitute proceeds from a "partial liquidation" of the Company.

         (b) Safe Harbor Provisions. Because it is often difficult to determine whether a corporation has experienced a "genuine contraction", a distribution by a corporation can also be considered to be one in "partial liquidation" of the corporation if it meets the so-called "safe harbor" provisions of Code Section 302(e)(2) and (3). To so qualify: (i) the distribution must be attributable to the distributing corporation's ceasing to conduct a "qualified trade or business" -- that is, one that was actively conducted throughout the five-year period ending on the date of the distribution and was not acquired in a taxable transaction during that five-year period -- and (ii) immediately after the distribution, the distributing corporation is actively engaged in the conduct of some other "qualified trade or business". Moreover, there must be a complete distribution of the proceeds attributable to that discontinued trade or business in order to qualify under the safe harbor rules.

         Although Arista conducted both its Insurance business and its TPA business throughout the requisite five-year period, there is a significant overlap in the nature of the functions performed by each such line of business, and the supervision and control over each such line of business may not have been clearly separated. Accordingly, there is a risk that the IRS might successfully determine that the Insurance business and the TPA business were in fact a single integrated trade or business, rather than two separate businesses, for purposes of these provisions, in which event the safe-harbor provisions might not be met.

Federal Income Tax Withholding

         Unless an exemption applies under the applicable law concerning "backup withholding" of Federal income tax, the paying agent will be required to withhold, and will withhold, 31 percent of the gross proceeds otherwise payable to a stockholder, unless the stockholder provides such person's tax identification number (social security number or employer identification number) and certifies that such number is correct. Each tendering stockholder, other than a noncorporate foreign stockholder, should complete and sign the main signature form and the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Company and the paying agent. Noncorporate foreign stockholders generally should complete and sign a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the paying agent, in order to avoid backup withholding. However, redemption distributions made to non-residents of the United States will in any event be subject to U.S. with-holding tax of 30% unless the recipient establishes either (i) an entitlement to a reduced rate of tax under an income tax treaty between the United States and his country of residence by furnishing a completed Form 1001 to the Company; or
(ii) that the payment is effectively connected with the conduct of the recipient's trade or business in the United States by furnishing a completed Form 4224 to the Company. A foreign stockholder may be eligible to obtain a refund of tax withheld if that stockholder is entitled to capital gain or loss treatment from the redemption described above, or is otherwise able to establish that no tax or a reduced amount of tax was due. Backup withholding will generally not apply to amounts subject to the 30 percent or treaty-reduced rate of withholding.

                PRINCIPAL STOCKHOLDERS; SHARES HELD BY MANAGEMENT

         As of the Record Date, the Company had 2,570,100 Class A Common Shares and 47,400 Class B Common Shares issued and outstanding. The following table sets forth the number of shares of the Company's Common Stock owned as of September 1, 1998 by (i) owners of more than 5% of the Company's outstanding Common Stock, (ii) each director of the Company, (iii) each of the named executives, and (iv) all officers and directors of the Company as a group. Except as otherwise indicated, each person or entity named in the table has sole investment power and sole voting power with respect to the shares of the Company's common stock set forth opposite his name.

                                               Number of Shares of
                                               Class A and Class B                  Percentage of Ownership(1)
Name and Address of                                Common Stock           ----------------------------------------------
Beneficial Owner                                Beneficially Owned        Class A       Class B      Class A and Class B
--------------------------------------------   --------------------       -------       -------      -------------------
Bernard Kooper, Chairman of the                      572,600               20.4%         100%                 21.9%
  Board of Directors and President(2)(4)
116 John Street
New York, New York  10038

Stanley S. Mandel, Executive Vice-President          105,400                4.1%          --                   4.0%
   and Director(3)(7)
116 John Street
New York, New York  10038

Louis H. Saltzman, Secretary and Director(4)          70,000                2.7%          --                   2.7%
116 John Street
New York, New York  10038

Richard P. Farkas, Director                              --                  --           --                    --
500 Route 36
Havesink, New Jersey 07752

Noah Fischman, Director(5)                           71,600                 2.8%          --                   2.7%
99 Powerhouse Road
Roslyn Heights, New York  11577

J. Martin Feinman, Director(6)                       51,200                 2.0%          --                   2.0%
270-07 E Grand Central Parkway
Floral Park, New York  11005

Daniel Glassman, Director                            38,600                 1.5%          --                   1.5%
4 Magnolia Lane
Woodbury, New York 11797

Keith E. Mandel, M.D. (3)(7)                        178,400                 6.9%          --                   6.8%
99 Pond Avenue, #303
Brookline, MA 02445

Old Lyme Holding Corporation(8)                     205,000                 8.0%          --                   7.8%
122 East 42nd Street
New York, NY 10168

All officers and directors                          910,500                33.6%        100%                  34.8%
as a group (8 persons)
(2)(3)(4)(5)(6)

----------------------------------------

(1) Based upon 2,570,100 shares of Class A Common Stock outstanding and 47,400 shares of Class B Common Stock outstanding.

(2) Includes 47,400 shares of Class B Common Stock owned by Bernard Kooper, representing all of the issued and outstanding shares of Class B Common Stock of the Company, and 30,400 shares of Class A Common

    Stock owned by Arlyne Kooper, wife of Bernard Kooper. Mr. Kooper has pledged 365,000 shares of Class A Common Stock to secure his performance on an interest-bearing promissory note made to the Company. See "Additional Arrangements With and Payments to Management."

(3) Includes shares of Class A Common Stock held individually by Stanley S. Mandel and in the various retirement accounts of Stanley S. Mandel and Joy Mandel, wife of Stanley S. Mandel. Mr. Mandel has pledged 17,600 shares of Class A Common Stock with a bank to secure a loan made to his son, Dr. Keith
    E. Mandel.

(4) Bernard Kooper is the father-in-law of Louis Saltzman. Each disclaims beneficial ownership of the securities of the Company owned by the other.

(5) Includes 23,200 shares of Class A Common Stock owned by Barbara Fischman, the wife of Noah Fischman.

(6) Includes 2,400 shares of Class A Common Stock owned by Carl Feinman, the son of J. Martin Feinman, 2,400 shares of Class A Common Stock owned by Lisa Feinman Baum, the daughter of J. Martin Feinman, and 2,400 shares of Class A Common Stock owned by Jane Feinman Kendes, the daughter of J. Martin Feinman. Mr. Feinman disclaims beneficial ownership of the shares of Class A Common Stock owned by his children.

(7) Dr. Keith E. Mandel is the son of Stanley S. Mandel. Each disclaims beneficial ownership of the securities of the Company owned by the other.

(8) According to the Schedule 13D, Amendment No. 1, dated April 4, 1995, filed by Old Lyme Holding Corporation on behalf of itself and certain reporting persons.

                      FINANCIAL STATEMENTS AND INFORMATION

         The Consolidated Selected Financial Data should be read in conjunction with the Historical Consolidated Financial Statements and the related notes, as well as the Pro Forma Condensed Consolidated Financial Statements (unaudited) and the related notes, located herein beginning at page F-1.


                      Consolidated Selected Financial Data

                                                     Six Months
                                                        Ended                         Years Ended December 31,
                                                       June 30,    ------------------------------------------------------
                                                         1998        1997       1996       1995         1994       1993
                                                     ----------      ----       ----       ----         ----       ----
                                                                           (In Thousands, Except per Share Data)
Statement of operations data:

   Revenue:
   -------

   Gross premiums earned ..........................   $  9,511    $ 20,763    $ 23,160    $ 26,092    $ 26,189    $ 24,219
                                                      ========    ========    ========    ========    ========    ========
  Net premiums earned .............................   $  4,881    $ 10,382    $ 11,580    $ 13,046    $ 13,094    $ 21,329
  Investment income ...............................        265         514         440         252         215         182
  Realized and unrealized investment gains
  (losses).........................................       --            (3)       --          --            (3)         47
  Other income ....................................        216         358         299         333         280         130

   Expenses:
   --------

  Net underwriting expenses .......................     (2,895)     (6,075)     (8,291)     (8,464)     (9,113)    (16,979)
  General and administrative expenses .............     (2,273)     (4,683)     (5,678)     (5,016)     (4,794)     (3,728)
                                                      --------    --------    --------    --------    --------    --------
  Income (loss) from continuing operations
  before provision  income taxes ..................        193         493      (1,650)        151        (321)        981
                                                      --------    --------    --------    --------    --------    --------
  Provision for income taxes and tax benefit
  of net operating loss carryforward:
    Provision for income taxes ....................        127         393          81          92         127         541

                                                        Six Months
                                                           Ended                        Years Ended December 31,
                                                          June 30,   ------------------------------------------------
                                                           1998      1997      1996       1995        1994       1993
                                                        ----------   ----      ----       ----        ----       ----
                                                                          (In Thousands, Except per Share Data)
Statement of operations data:
      Tax benefit of net operating loss                     --         --         (555)       --         (207)       --
      carryforward...................................
                                                        --------   --------   --------    --------   --------    --------

      Net provision (benefit) .......................        127        393       (474)         92        (80)        541
                                                        --------   --------   --------    --------   --------    --------
      Net income (loss) from
                   continuing operations ............         66        100     (1,176)         59       (241)        440
                                                        --------   --------   --------    --------   --------    --------
  Discontinued operations:

      Income from operations of disposed segment
      (net of taxes of $3) ..........................       --         --         --             6       --            2
      Gain on disposal of segment (net of
      income taxes of $128) .........................       --         --         --           192       --          --
                                                        --------   --------   --------    --------   --------    --------
          Net income from discontinued operations ...       --         --         --           198       --             2
                                                        --------   --------   --------    --------   --------    --------
          Net income (loss) .........................   $     66   $    100   $ (1,176)   $    257   $   (241)   $    442
                                                        ========   ========   ========    ========   ========    ========
  Per common share:
    Basic:
      Income (loss) from continuing operations ......   $   0.03   $   0.04   $  (0.51)  $   0.03    $  (0.12)  $   0.22
      Income from discontinued operations ...........       --         --         --     $   0.10        --         --
                                                        --------   --------   --------   --------    --------   --------
              Total .................................   $   0.03   $   0.04   $  (0.51)  $   0.13    $  (0.12)  $   0.22
                                                        --------   --------   --------   --------    --------   --------

    Diluted:
      Income (loss) from continuing operations ......   $   0.03   $   0.04   $  (0.51)  $   0.03    $  (0.12)  $   0.20
      Income  from discontinued operations ..........       --         --         --     $   0.09        --         --
                                                        --------   --------   --------   --------    --------   --------
              Total .................................   $   0.03   $   0.04   $  (0.51)  $   0.12    $  (0.12)  $   0.20
                                                        --------   --------   --------   --------    --------   --------

  Weighted average number of common shares:
      Basic .........................................      2,618      2,618      2,298       1,978      1,978       1,978
                                                        ========   ========   ========    ========   ========    ========
      Diluted .......................................      2,618      2,618      2,298       2,279      1,978       2,254
                                                        ========   ========   ========    ========   ========    ========
Balance sheet data:
    Short-term investments ..........................   $   --     $   --     $   --      $   --     $    208    $    726
    Cash and equivalents ............................      8,241      8,297      7,077       6,777      2,725       2,355
    Premiums receivable .............................      3,499      2,979      4,304       5,131      6,328       6,652
    Total assets ....................................     17,517     17,033     17,110      17,640     15,083      13,783
    Payable to reinsurer ............................        564        159         93         161         80          62
    Claims liabilities ..............................      2,704      3,392      4,351       4,526      4,921       4,168
    Unearned premiums ...............................      1,507      1,465      1,397       1,328      1,358         960
    Commissions payable .............................        755        730        766         942      1,343         880
    Surplus note payable ............................      3,000      3,000      3,000       3,000       --          --
    Total liabilities ...............................     10,949     10,530     10,713      11,204      9,072       7,515
    Total stockholders' equity ......................      6,569      6,503      6,397       6,436      6,011       6,268

-----------------

Management's Discussion and Analysis of Financial Condition of Results of Operations

         The following discussion and analysis should be read in conjunction with the Consolidated Financial Statements of the Company and the notes thereto appearing elsewhere in this Proxy. Except for the historical information contained herein, the following discussion contains forward-looking statements that involve risks and uncertainties. The Company's actual results could differ materially from those projected in the forward-looking statements discussed herein. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this section, as well as in other sections herein.

General

         During fiscal year 1998, the Company anticipates that the increase in its third party administration and service operations will substantially offset the decline in operations expected to result from the cession of Insurance to The Guardian. The Company expects the proceeds from the cession of the Insurance of approximately $3,357,700, plus approximately $14,374,000 of investments, cash and cash equivalents and premiums receivable, which will be offset by approximately $5,530,000 in net policyholder liabilities, resulting in approximately $12,202,000 remaining available for the following: repayment of the Surplus Note to CLUMCO of $3,000,000 plus accrued interest of approximately $855,000 at June 30, 1998; all termination payments to management in the amount of $1,856,000, and approximately $128,000 payable to insurers on behalf of split dollar life insurance contracts for management; professional fees and expenses associated with the cession of the Insurance which are expected to be in the range of $400,000 to $600,000; and the Company's expected distribution to stockholders of approximately $5,318,000 or $2.03 per share ($7,318,000, less the Nasdaq capital adjustment amount of approximately $2,000,000). Since there is no new employment agreement with Bernard Kooper, and a new employment agreement with Stanley S. Mandel which will provide for compensation at a level which is lower than current levels, such agreement is not expected to have an adverse effect on the Company's operations in 1998 and the near future.

         The Guardian assumption reinsurance arrangement will place the Company in a greatly expanded position as a third party administrator with respect to future operations. Without Arista's need for the significant capital and surplus requirements of a New York domiciled insurer writing accident and health insurance, the Company will be able to adopt the Plan, including a distribution to all of the holders of Class A Common Stock. In addition, the Company will be in a position to seek a purchaser of the stock of Arista Insurance Company, which includes its license and charter. This may result in a final distribution to stockholders pursuant to the Plan.

         The anticipated income statement impact from the cancellation of the Kooper Note and the issuance of Class A Common Stock is estimated to be less than $.01 per share, resulting from the cessation of interest payments under the Kooper Note.

Results of Operations

Six-Month Ended June 30, 1998 vs. June 30, 1997 (unaudited)

         The Company's after tax income for the first six months of 1998 was approximately $66,000; compared to approximately $201,000 for the first six months of 1997.

         Arista's gross premiums earned were approximately $9.5 million and $11.0 million for the first six months of 1998 and 1997, respectively. The decrease in gross premiums was due to a continuation of the net loss of covered lives as well as policyholders which included the termination, effective February 1, 1998, of the Federation of Jewish Philanthropies. The continuing net loss in covered lives is a function of an increased competitive rate structure for non-experience-rated groups. Arista expects this trend to continue.

         Arista's gross claims incurred for the first six months of 1998 were approximately $5.0 million, representing 52.4% of the gross premiums earned. For the first six months of 1997, gross claims incurred were approximately $5.9 million, representing 54.0% of gross premiums earned. The reduction in the gross claims incurred were primarily due to the impacts of a mild winter and our very healthy economy, upon our disability claim experience. Gross claims incurred includes claim reserves for unpaid losses, unpaid loss adjustment expenses and statutory assessments. Unpaid loss reserves are only estimates of what the insurer expects to pay on claims, based on facts and circumstances then known. A degree of variability is inherent in such estimates. The estimates are continually reviewed and adjusted as necessary, and such adjustments are reflected in current operations.

         Consolidated investment income for the first six months of 1998 and 1997 was approximately $265,000 and $255,000, respectively. In addition, income from third-party administrative services was approximately $199,000 and $154,000 for the first six months of 1998 and 1997, respectively. These increases were attributable to additional business serviced under Arista's existing third-party administration agreements.

         Arista's gross commissions incurred as a percentage of gross premiums earned were 19.8% and 18.9% for the first six months of 1998 and 1997, respectively. The principal reason for these minor changes was an increase in the number of smaller risks in force, generating an increase in the level of top-of-scale commissions.

         The consolidated general and administrative expenses for the first six months of 1998 and 1997 were approximately $2.3 million and $2.7 million, respectively. Of this $409,000 decrease, $190,000 was attributable to a reduction in professional fees and $83,000 to a reduction in employee salaries and benefits due to terminations.

Year Ended December 31, 1997 vs. December 31, 1996

         The Company's net income for the year 1997 was approximately $100,000 ($0.04 per share), as compared with a net loss of approximately $1,176,000 (approximately $0.51 per share as restated) for 1996. The profit, before provision for income taxes, was approximately $493,000 in 1997, as compared with a loss before provision for income taxes of approximately $1,540,000 for 1996. The Company's loss in 1996 included approximately $757,000 attributable to additional compensation expenses incurred from the exercise of warrants and options during that year. The current operations for the year 1997 included a reduction in gross claims liabilities of approximately $960,000, or 4.6% of gross premiums earned.

         Arista's gross premiums earned for the year 1997 were approximately $20.8 million as compared with approximately $23.2 million for 1996. This decrease was due to Arista's continued net loss of covered lives and policyholders. The continuing net loss in covered lives is a function of increased competition for experience-rated groups and a lower competitive rate structure for non-experience-rated groups. Arista expects this trend to continue.

         Arista's gross claims incurred for 1997 were approximately $12.2 million or 58.8% of gross premiums earned. For the year 1996, gross claims incurred were approximately $15.3 million, representing 66.0% of gross premiums earned. Gross claims incurred includes claim reserves for unpaid losses, unpaid loss adjustment expenses and required assessments. Unpaid loss reserves are only estimates of what the insurer expects to pay on claims, based on facts and circumstances then known. A degree of variability is inherent in such estimates. The estimates are continually reviewed and adjusted as necessary, and such adjustments are reflected in current operations.

         Consolidated investment income for 1997 was approximately $514,000, representing an increase of approximately $73,000, due mainly to a small increase in the Company's average annual yield on total investments. In addition, Arista had insignificant net realized and unrealized investment losses for 1997 and 1996.

Year Ended December 31, 1996 vs. December 31, 1995

         The Company's net loss for the year 1996 was approximately $1,176,000 (approximately $0.51 per share, as restated) compared with a net income of approximately $59,000 from continuing operations (approximately $0.02 per share, diluted) for 1995. The loss, before income tax (benefit) for 1996, was approximately $1,650,000 compared with a profit before provision for income taxes and tax benefit of approximately $151,000 for 1995. The Company's loss in 1996 included approximately $757,000 (approximately $0.29 per share) attributable to additional compensation expenses incurred from the exercise of warrants and options.

         Arista's gross premiums earned for the year 1996 were approximately $23.2 million as compared with approximately $26.1 million for 1995. The reduction in gross premiums earned was the result of Arista's termination of its assumption reinsurance agreement during the first quarter of

1996 wherein Arista had assumed Hawaii Temporary Disability Insurance Business that had been ceded by Allianz Life Insurance Company of North America together with a continuation of the net loss of covered lives and of policyholders. The continued net loss of covered lives was a function of increased competition for experience-rated groups and a lower competitive rate structure for non-experience-rated groups.

         Arista's gross claims incurred for 1996 were approximately $15.3 million or 66.0% of gross premiums earned. For the year 1995, gross claims incurred were $16.6 million or 63.6% of gross premiums earned.

         Consolidated investment income for 1996 was approximately $441,000 representing an increase of $189,000 over 1995. The increase was due mainly to income earned on the proceeds received by Arista upon the issuance of the Surplus Note. In addition Arista had insignificant net realized and unrealized investment losses for 1996 and 1995.

         Income from Third Party Administrative services was approximately $260,000 in 1996, as compared to approximately $204,000 in 1995. Other income was approximately $39,000 in 1996 as compared to approximately $129,000 for 1995.

         Arista's gross commissions incurred for 1996 were approximately $4.2 million or 18.2% of gross premiums earned. For the year 1995, gross commission incurred were approximately $4.6 million or 17.7% of gross premiums earned. This increase was due in part to a larger portion of more recently issued policies acquired from other insurers, requiring the payment of slightly higher average commissions.

         The consolidated general and administrative expenses increased from approximately $5.0 million for the year 1995 to $5.7 million for the year 1996. This change was mainly attributable to an aggregate increase in compensation expense of $757,000 resulting from the exercise of options and warrants, as well as decreases in payroll and benefits of approximately $266,000, amortization of intangible expenses of approximately $249,000 and reinsurance costs of approximately $116,000 related to assumed business; offset by an increase in professional fees of approximately $220,000 and interest on the Surplus Note of $330,000.

Liquidity and Capital Resources

Six-Month Ended June 30, 1998 vs. June 30, 1997 (unaudited)

         Retained earnings increased from $1,035,985 at December 31, 1997 to $1,102,222 at June 30, 1998 as a result of the Company's net income.

         Management also believes that Arista's statutory capital and surplus of approximately $7.0 million at June 30, 1998 is sufficient to support its existing level of annualized premiums.

Management does not believe that the Year 2000 issue, which has received wide-spread publicity, will have a material impact on the Company.

         Arista may pay dividends to the Company from its statutory earned surplus pursuant to statutory restrictions imposed under the New York State Insurance Law. The maximum amount of dividends that may be paid in any twelve-month period without the prior approval of the New York State Insurance Department is the lesser of adjusted net investment income or 10% of statutory surplus as defined in the New York State Insurance Law. In 1998, 1996 and 1994, Arista's Board of Directors authorized the payment of dividends to the Company in the amount of $279,951, $111,654 and $224,799, respectively. The dividends were paid on July 15, 1998, April 11, 1996 and May 16, 1994. See "The Company -- Regulation."

Year Ended December 31, 1997

         Retained earnings increased from $935,665 at December 31, 1996 to $1,035,985 at December 31, 1997 as a result of the Company's increase in operating profits.

         Management considered Arista's statutory capital and surplus of approximately $6.2 million at December 31, 1997 to be sufficient to support its annual premium level, as well as providing capacity for additional annual premiums. Pursuant to the termination of Arista's reinsurance agreement with Cologne, the existing $3,000,000 surplus note, plus accrued interest, will be repaid as soon as practicable, subject to regulatory approval.

         Arista may pay dividends to the Registrant from its statutory earned surplus pursuant to statutory restrictions imposed under the New York State Insurance Law. The maximum amount of dividends that may be paid in any twelve-month period without the prior approval of the New York State Insurance Department is the lesser of the adjusted net investment income or 10% of statutory surplus as defined in the New York State Insurance Law. In 1996, Arista's Board of Directors authorized the payment of a dividend to the Registrant in the amount of $111,654. The dividend was paid on April 11, 1996. No dividends were paid by Arista in 1997 and 1995.

         Management believes that neither Arista's premium rates nor claim costs have materially changed due to inflation.

Year Ended December 31, 1996

         Retained earnings decreased from $2,111,528 at December 31, 1995 to $935,665 at December 31, 1996 as a result of the Company's operating loss.

         Management considered Arista's statutory capital and surplus of approximately $6.2 million at December 31, 1996 sufficient to support its 1997 anticipated annual premium level, as well as providing capacity for additional annual premiums.

         Management also believes that neither Arista's premium rates nor claim costs have materially changed due to inflation.

                             STOCK PRICE INFORMATION

         The Company's Class A Common Stock is traded in the over-the-counter market. Since 1987, the Company's Class A Common Stock has been quoted on the National Association of Securities Dealers Automated Quotation System under the symbol "ARINA". The following table sets forth the range of bid prices for the Class A Common Stock during the periods indicated and on the date preceding the date of the Treaty, and represents inter-dealer prices, which do not include retail mark-ups and mark-downs, or any commission to the broker-dealer, and may not necessarily represent actual transactions.

                                                 Fiscal 1998
                                            ---------------------
Quarter                                      High            Low
-------                                      ----            ---

First...................................    2 3/8           2 5/32
Second..................................    2 17/32         1 3/4
Third (as of September 22, 1998)........    2 7/16          2 1/8

                                                 Fiscal 1997
                                            ---------------------
Quarter                                      High            Low
-------                                      ----            ---

First...................................    2 9/16          2 1/2
Second..................................    2 7/16          2 3/8
Third...................................    2 3/8           2 1/8
Fourth..................................    2 5/32          1 7/8


                                                 Fiscal 1996
                                            ---------------------
Quarter                                      High            Low
-------                                      ----            ---

First...................................    2 1/8           2 1/8
Second..................................    2 1/2           2 1/8
Third...................................    2 1/2           2 1/2
Fourth..................................    2 1/2           2


         The high bid price and low bid price on September 22, 1998, the date immediately preceding the date of the Treaty, was $2 11/32.

         The Company believes that the number of beneficial holders of its securities, including individual participants in security position listings of registered clearing agencies, as of September, 1998, is approximately 360.

                                                  Approximate Number of
          Title of Class                            Record Holders(1)
          --------------                          ----------------------

          Class A Common Stock, $.01 par value              53
          Class B Common Stock, $.01 par value               1

         The Company has paid no dividends since its inception. See "Regulation" and "Anticipated Distribution to Stockholders."

                             DESCRIPTION OF PROPERTY

         The Company's and Arista's principal executive offices are located at 116 John Street, New York, New York 10038. The offices contain approximately 16,100 square feet. On January 9, 1995, effective on or about June 1, 1995, the Company entered into a five year lease for its principal executive office space at an average rent over the term of the lease of approximately $210,000 per year, exclusive of electricity.

         The Company has the option to terminate the lease provided it notifies the landlord ninety days prior to the termination date, and reimburses the landlord for the unamortized portion of the landlord's contribution for leasehold improvements which was approximately $80,000 at June 30, 1998.

         The Saltzman/Kooper Agency, Inc., a life and health insurance agency owned by Louis H. Saltzman, a director and the Secretary of the Company and Arista, occupied adjacent premises pursuant to a sublease with the Company whereby the Saltzman/Kooper Agency, Inc. was responsible for 16.45% of all rental charges. The sublease between the Company and the Saltzman/Kooper Agency, Inc. was on similar terms as the Company's lease with its landlord. The arrangement terminated on May 31, 1995.

         Arista provides certain office services to the Bernard Kooper Life Agency, a life and health insurance agency owned by Bernard Kooper, the Chairman of the Board and President of the Company. The Bernard Kooper Life Agency reimburses Arista for the cost of these services.

--------
(1)  Information is as of September 1, 1998.

                                LEGAL PROCEEDINGS

         Although the Company is involved in some routine litigation incidental to the business of the Company, the Company is not a party to any litigation which it considers will have a material adverse effect on its business or operations.

                                    AUDITORS

         Rosen Seymour Shapss Martin & Company, LLP served as independent auditors of the Company during the year ended December 31, 1997. A representative of Rosen Seymour Shapss Martin & Company, LLP, who will have an opportunity to make a statement if he so desires, will be present at the Meeting and will be available to respond to appropriate questions.

                 STOCKHOLDERS PROPOSALS FOR 1999 ANNUAL MEETING

         The Company currently anticipates holding its next annual meeting of stockholders on or about May 17, 1999 (the "1999 Annual Stockholder Meeting").

         Stockholder Proposals. Proposals of stockholders intended to be presented at the Company's 1999 Annual Stockholder Meeting (i) must be received by the Company at its offices no later than January 4, 1999, (ii) may not exceed 500 words and (iii) must otherwise satisfy the conditions established by the Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

         Discretionary Proposals. Stockholders intending to commence their own proxy solicitations and present proposals from the floor of the 1999 Annual Stockholder Meeting in compliance with Rule 14a-4 promulgated under the Exchange Act of 1934, as amended, must notify the Company before February 16, 1999, of such intentions. After such date, the Company's proxy in connection with the 1999 Annual Stockholder Meeting may confer discretionary voting authority on the Board.

                                     GENERAL

         The Board of Directors knows of no other matters which are likely to be brought before the Special Meeting. However, if any other matters are properly brought before the Special Meeting, the persons named in the enclosed proxy or their substitutes will vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the form of proxy.

                                BY ORDER OF THE BOARD OF DIRECTORS,


                                        LOUIS H. SALTZMAN,
                                            Secretary

New York, New York
September 23, 1998

                             ARISTA INVESTORS CORP.
                          INDEX TO FINANCIAL STATEMENTS
                  HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                                             PAGE
Report of Independent Certified Public Accountants...........................................................................F-2

Consolidated Balance Sheets as of December 31, 1996 and 1997 and
   Unaudited as of June 30, 1998.............................................................................................F-3

Consolidated Statements of Operations for the Years Ended
   December 31, 1995, 1996 and 1997 and Unaudited for
   the Six Months Ended June 30, 1997 and 1998...............................................................................F-5

Consolidated Statements of Changes in Stockholders' Equity for
   the Years Ended December 31, 1995, 1996 and 1997 and
   Unaudited for the Six Months Ended June 30, 1998..........................................................................F-7

Consolidated Statements of Cash Flows for the Years Ended
   December 31, 1995, 1996 and 1997 and Unaudited for
   the Six Months Ended June 30, 1997 and 1998...............................................................................F-8

Notes to Consolidated Financial Statements..................................................................................F-10

Schedule I      -  Summary of Investments...................................................................................F-33

Schedule II     -  Financial Information of Registrant......................................................................F-34

Schedule III  -  Supplemental Segment Information...........................................................................F-38

Schedule IV   -  Reinsurance................................................................................................F-39

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

Introduction................................................................................................................F-40

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998..........................................................F-41

Pro Forma Condensed Consolidated Statement of Operations for the
   Year Ended December 31, 1997 and the Six Months Ended
   June 30, 1998............................................................................................................F-43

Notes to Pro Forma Condensed Consolidated Financial Statements..............................................................F-44

                           [ROSEN SEYMOUR LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Arista Investors Corp. and Subsidiaries:

We have audited the accompanying consolidated balance sheets of Arista Investors Corp. as of December 31, 1996 and 1997 and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Arista Investors Corp. at December 31, 1996 and 1997, and the consolidated results of its operations and its cash flows for each of the three years ended December 31, 1997, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The financial statement schedules on pages F-33 to F-39 are presented for purposes of complying with the Securities and Exchange Commission's rules and are not a required part of the basic financial statements. These schedules have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, fairly state in all material respects the financial data required to be set forth therein.


                                      Rosen Seymour Shapss Martin & Company LLP
                                      -----------------------------------------
                                      ROSEN SEYMOUR SHAPSS MARTIN & COMPANY LLP

New York, New York
March 13, 1998

                             ARISTA INVESTORS CORP.

                           CONSOLIDATED BALANCE SHEETS

                                   A S S E T S
                                   -----------

                                                                                          DECEMBER 31,                  JUNE 30,
                                                                                  ---------------------------        ------------
                                                                                      1996             1997              1998
                                                                                  -----------      -----------       ------------
                                                                                                                      (UNAUDITED)
INVESTMENTS (Notes 2 and 14):
   Held-to-maturity securities:
      Bonds and long-term U.S. Treasury obligations,
        at amortized cost (market value $2,650,210
        in 1996, $2,632,904 in 1997 and $2,688,052 in 1998)                       $ 2,696,220      $ 2,630,453       $ 2,624,261

   Available-for-sale securities:
      Redeemable preferred stocks, at market value
        (amortized cost of $84,149 in 1996 and
        $31,524 in 1997 and 1998)                                                      56,920            9,250             8,954

   Trading securities, at market value (cost of $1,279 in 1996
      and $279 in 1997)                                                                   319               85               445
                                                                                  -----------      -----------       -----------

           Total investments                                                        2,753,459        2,639,788         2,633,660

CASH AND EQUIVALENTS (Notes 2 and 14)                                               7,076,659        8,296,943         8,240,929

PREMIUMS RECEIVABLE (Notes 2 and 13)                                                4,304,200        2,978,600         3,499,000

DEFERRED POLICY ACQUISITION COSTS, net (Notes 2 and 8)                                790,137          484,398           329,022

RECEIVABLES FROM RELATED PARTIES (Notes 4 and 8)                                      182,787          443,182           447,550

FURNITURE AND EQUIPMENT, at cost, net of accumulated
   depreciation of $726,193 in 1996 and $783,799 in
   1997 (Note 2)                                                                      138,552          113,663            99,797

PREPAID AND REFUNDABLE INCOME TAXES                                                   757,548          710,050           823,334

OTHER ASSETS                                                                        1,106,908        1,366,572         1,444,022
                                                                                  -----------      -----------       -----------
           Total assets                                                           $17,110,250      $17,033,196       $17,517,314
                                                                                  ===========      ===========       ===========


                                   (Continued)

                             ARISTA INVESTORS CORP.

                           CONSOLIDATED BALANCE SHEETS
                                   (CONTINUED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

                                                                                          DECEMBER 31,
                                                                                  ----------------------------        JUNE 30,
                                                                                    1996              1997             1998
                                                                                  -----------      -----------       ---------
                                                                                                                    (UNAUDITED)
LIABILITIES:

   Payable to reinsurer (Note 13)                                                 $    93,121      $   158,721       $   563,890
   Claims liabilities (Notes 2, 5 and 13)                                           4,351,500        3,391,950         2,704,200
   Unearned premiums (Notes 2 and 13)                                               1,397,380        1,464,800         1,506,600
   Commissions payable (Notes 4 and 13)                                               766,575          729,912           754,867
   Accounts payable and accrued expenses                                            1,160,765        1,627,187         2,277,606
   Deferred income taxes, net (Notes 2 and 11)                                         78,329          277,771           253,855
   Surplus note payable, net (Note 6)                                               2,865,000        2,880,000         2,887,500
                                                                                  -----------      -----------       -----------
           Total liabilities                                                       10,712,670       10,530,341        10,948,518
                                                                                  -----------      -----------       -----------
COMMITMENTS AND CONTINGENCIES (Notes 4, 8 and 13)

STOCKHOLDERS' EQUITY (Notes 6, 9 and 10):

   Class A common stock, $.01 par value; 9,950,000 shares
      authorized, 2,580,100 shares issued                                              25,801           25,801            25,801

   Class B convertible common stock, $.01 par value; 50,000
      shares authorized, 47,400 shares issued and outstanding                             474              474               474

   Additional paid-in capital                                                       5,839,609        5,839,609         5,839,609

   Paid-in capital attributed to detachable warrant (Note 6)                          150,000          150,000           150,000

   Retained earnings                                                                  935,665        1,035,985         1,102,222

   Accumulated other comprehensive income:
      Net unrealized investment loss                                                  (27,229)         (22,274)          (22,570)
                                                                                  -----------      -----------       -----------
                                                                                    6,924,320        7,029,595         7,095,536
   Secured promissory note from shareholder (Note 4)                                 (500,000)        (500,000)         (500,000)
   Cost of 10,000 shares Class A common stock
      held in treasury                                                                (26,740)         (26,740)          (26,740)
                                                                                  -----------      -----------       -----------
           Total stockholders' equity                                               6,397,580        6,502,855         6,568,796
                                                                                  -----------      -----------       -----------
           Total liabilities and stockholders' equity                             $17,110,250      $17,033,196       $17,517,314
                                                                                  ===========      ===========       ===========

   The accompanying notes are an integral part of these financial statements.

                             ARISTA INVESTORS CORP.

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                                          (UNAUDITED)
                                                              YEARS ENDED DECEMBER 31,               SIX MONTHS ENDED JUNE 30,
                                                      ------------------------------------------     -------------------------
                                                         1995           1996            1997            1997             1998
                                                      -----------    -----------     -----------     ------------       --------
REVENUE (Notes 2, 4, and 17):

   Gross earned premiums                              $26,091,714    $23,160,259     $20,763,439     $10,996,011     $ 9,511,264
   Ceded earned premiums (Notes 13 and 20)             13,045,857     11,580,129      10,381,719       5,498,005       4,630,632
                                                      -----------    -----------     -----------     -----------     -----------
        Net earned premiums                            13,045,857     11,580,130      10,381,720       5,498,006       4,880,632

   Third party administrative services (Note 8d)          204,367        260,664         351,346         154,171         198,790
   Net realized and unrealized investment
      losses (Note 14)                                       (495)          (367)         (2,713)         (2,744)            360
   Net investment income (Note 14)                        252,134        440,539         513,913         255,015         264,507
   Other income                                           128,838         38,660           7,087          (1,952)         16,714
                                                      -----------    -----------     -----------     -----------     -----------
        Total revenue                                  13,630,701     12,319,626      11,251,353       5,902,496       5,361,003
                                                      -----------    -----------     -----------     -----------     -----------
EXPENSES:
   Underwriting:
      Gross claims incurred (Note 2)                   16,588,801     15,288,310      12,212,694       5,939,374       4,980,660
      Ceded claims incurred (Note 13)                   8,294,400      7,644,155       6,106,347       2,969,687       2,490,330
                                                      -----------    -----------     -----------     -----------     -----------
        Net claims incurred                             8,294,401      7,644,155       6,106,347       2,969,687       2,490,330
                                                      -----------    -----------     -----------     -----------     -----------
      Gross commissions incurred (Note 4)               4,616,807      4,206,730       3,907,264       2,077,118       1,887,456
      Ceded commissions incurred (Note 13)              4,447,545      3,559,620       3,937,966       2,349,633       1,482,436
                                                      -----------    -----------     -----------     -----------     -----------
        Net commissions incurred (earned)                 169,262        647,110         (30,702)       (272,515)        405,020
                                                      -----------    -----------     -----------     -----------     -----------
        Total underwriting expenses                     8,463,663      8,291,265       6,075,645       2,697,172       2,895,350

   General and administrative expenses                  5,015,558      4,920,536       4,682,640       2,681,849       2,272,616
                                                      -----------    -----------     -----------     -----------     -----------
        Total expenses before charge for com-
           pensation expense resulting from
           the exercise of options and warrants        13,479,221     13,211,801      10,758,285       5,379,021       5,167,966

   Compensation expense resulting from the
      exercise of options and warrants (Note 19)                -        757,350               -               -               -
                                                      -----------    -----------     -----------     -----------     -----------
        Total expenses                                 13,479,221     13,969,151      10,758,285       5,379,021       5,167,966
                                                      -----------    -----------     -----------     -----------     -----------
        Income (loss) from continuing operations
           before income tax provision (benefit)          151,480     (1,649,525)        493,068         523,475         193,037
                                                      -----------    -----------     -----------     -----------     -----------

                                   (Continued)

                             ARISTA INVESTORS CORP.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (CONTINUED)

                                                                                                             (UNAUDITED)
                                                              YEARS ENDED DECEMBER 31,              SIX MONTHS ENDED JUNE 30,
                                                     -------------------------------------------    -------------------------
                                                           1995           1996            1997            1997            1998
                                                     ------------    -----------    ------------    ------------    ------------
PROVISION (BENEFIT) FOR INCOME TAXES (Note 11):
   Provision for income taxes                        $     92,900    $    81,176    $    392,748    $    322,900    $    126,800

   Net operating loss benefit                                   -       (554,838)              -               -               -
                                                     ------------    -----------    ------------    ------------    ------------

   Net provision (benefit)                                 92,900       (473,662)        392,748         322,900         126,800
                                                     ------------    -----------    ------------    ------------    ------------

Income (loss) from continuing operations                   58,580     (1,175,863)        100,320         200,575          66,237
                                                     ------------    -----------    ------------    ------------    ------------

DISCONTINUED OPERATIONS:
   Income from operations of disposed segment
      (net of income taxes of $3,887) (Note 3)              5,643              -               -               -               -

   Gain on disposal of segment (net of income
      taxes of $127,891) (Note 3)                         192,300              -               -               -               -
                                                     ------------    -----------    ------------    ------------    ------------

                                                          197,943              -               -               -               -
                                                     ------------    -----------    ------------    ------------    ------------

           Net income (loss)                         $    256,523    $(1,175,863)   $    100,320    $    200,575    $     66,237
                                                     ============    ===========    ============    ============    ============

NET INCOME (LOSS) PER COMMON SHARE:
   Basic:

      Continuing operations (Notes 12 and 19)        $       0.03   $     (0.51)    $       0.04    $       0.08       $    0.03
      Discontinued operations                                0.10              -               -               -               -
                                                     ------------   ------------    ------------    ------------    ------------

           Net income (loss)                         $       0.13   $      (0.51)   $       0.04    $       0.08    $       0.03
                                                     ============   ============    ============    ============    ============

   Diluted:
      Continuing operations (Notes 12 and 19)        $       0.02   $      (0.51)   $       0.04    $       0.08       $    0.03
      Discontinued operations                                0.09              -               -               -               -
                                                     ------------   ------------    ------------    ------------    ------------

           Net income (loss)                         $       0.11   $      (0.51)   $       0.04    $       0.08    $       0.03
                                                     ============   ============    ============    ============    ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES:
   Basic (Note 14)                                      1,978,000      2,297,750       2,617,500       2,617,500       2,617,500
                                                     ============   ============    ============    ============    ============

   Diluted (Note 14)                                    2,279,287      2,297,750       2,617,500       2,617,500       2,617,500
                                                     ============   ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                             ARISTA INVESTORS CORP.

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                YEARS ENDED DECEMBER 31, 1995, 1996 AND 1997 AND
                UNAUDITED FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                       Common Stock
                                        -------------------------------------------                  Paid-in
                                               Class A          Convertible Class B                  capital
                                        --------------------   ---------------------                attributed
                                         Number        Par      Number        Par     Additional        to
                                           of         value       of         value      paid-in     detachable     Retained
                                         shares       $.01      shares       $.01       capital      warrants      earnings
                                        --------    --------   --------      ------    ---------    ---------    -----------
Balance - January 1, 1995               1,940,600   $19,406      47,400       $474     $4,193,354   $       -    $ 1,855,005
   Net loss                                     -         -           -          -              -           -        256,523
   Net investment gains                         -         -           -          -              -           -              -
   Issuance of surplus note (Note 6)            -         -          -           -              -     150,000              -
                                        ---------   -------    --------       -----    ----------   ---------    -----------

Balance - December 31, 1995             1,940,600    19,406      47,400        474      4,193,354     150,000      2,111,528
   Net loss                                    -          -           -          -              -           -     (1,175,863)
   Net investment loss                         -          -           -          -              -           -              -
   Issuance of shares of Class A
    common stock under the Incentive
    Stock Option Plan, from a
    Warrant, and from a Non-qualified
    Stock Option (Notes 4 and 9)          639,500     6,395           -          -      1,646,255           -              -
                                        ---------   -------    --------       ----     ----------   ---------    -----------

Balance - December 31, 1996             2,580,100    25,801      47,400        474      5,839,609     150,000        935,665
   Net income                                   -         -           -          -              -           -        100,320
   Net investment gain                          -         -           -          -              -           -              -
                                        ---------   -------    --------       ----     ----------   ---------    -----------

Balance - December 31, 1997             2,580,100    25,801      47,400        474      5,839,609     150,000      1,035,985
   Net income (unaudited)                       -         -           -          -              -           -         66,237
   Net investment loss (unaudited)              -         -           -          -              -           -              -
                                        ---------   -------    --------       ----     ----------   ---------    -----------

Balance - June 30, 1998 (unaudited)     2,580,100   $25,801      47,400       $474     $5,839,609    $150,000    $1,102,222
                                        =========   =======    ========       ====     ==========   =========    ===========
                                       Accumulated                           Class A
                                          other            Secured            common
                                          compre-         promissory           stock
                                         hensive             note             held in
                                          Income          receivable          treasury        Total
                                        ----------       -----------        -----------    ------------
Balance - January 1, 1995               $ (30,278)       $         -        $(26,740)       $ 6,011,221
   Net loss                                     -                  -               -            256,523
   Net investment gains                    18,436                  -               -             18,436
   Issuance of surplus note (Note 6)            -                  -               -            150,000
                                        ---------        -----------        --------        -----------

Balance - December 31, 1995               (11,842)                 -         (26,740)         6,436,180
   Net loss                                     -                  -               -         (1,175,863)
   Net investment loss                    (15,387)                 -               -            (15,387)
   Issuance of shares of Class A
    common stock under the Incentive
    Stock Option Plan, from a
    Warrant, and from a Non-qualified
    Stock Option (Notes 4 and 9)                -           (500,000)              -          1,152,650
                                        ---------        ------------       --------        -----------
Balance - December 31, 1996               (27,229)          (500,000)        (26,740)         6,397,580
   Net income                                                      -               -            100,320
   Net investment gain                      4,955                  -               -              4,955
                                        ---------          ---------        --------        -----------
Balance - December 31, 1997               (22,274)          (500,000)        (26,740)         6,502,855
   Net income (unaudited)                       -                  -               -             66,237
   Net investment loss (unaudited)           (296)                 -               -               (296)
                                        ---------          ---------        --------        -----------
Balance - June 30, 1998 (unaudited)     $ (22,570)         $(500,000)       $(26,740)       $ 6,568,796
                                        =========          =========        ========        ===========

   The accompanying notes are an integral part of these financial statements.

                             ARISTA INVESTORS CORP.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                             (UNAUDITED)

                                                              YEARS ENDED DECEMBER 31,              SIX MONTHS ENDED JUNE 30,
                                                       -----------------------------------------    ------------------------------
                                                             1995           1996            1997            1997            1998
                                                       ------------   ------------      ----------    ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                   $    256,523   $ (1,175,863)      $ 100,320    $    200,575    $  66,237
   Adjustments to reconcile net income to net cash
     provided by (used in) operating activities:
      Depreciation                                           57,321         64,641          57,606          28,559       23,865
      Amortization of deferred acquisition costs            323,202        332,633         319,775         140,682      155,376
      Amortization of discount on surplus note                    -         15,000          15,000           7,500        7,500
      Loss on sale of investments                               137            208           2,519           2,519            -
      Amortization of intangible assets                     248,957              -               -               -            -
      Gain on sale of subsidiary                           (320,192)             -               -               -            -
      Deferred income taxes                                 343,385       (544,098)        199,442         131,961      (23,916)
      Unrealized loss on trading securities                     358            341             194               -            -
      Compensation arising from exercise of
        options and warrants                                      -        757,350               -               -            -
      (Increase) decrease in operating assets
        excluding effects of divestiture:
        Premiums receivable                               1,196,795        827,505       1,325,600         522,700     (520,400)
        Prepaid and refundable income taxes                  51,412          8,329          47,498         (23,489)    (113,284)
        Receivable from related parties                     (50,145)       (53,727)       (260,395)         (2,723)      (4,368)
        Other assets                                         59,171       (309,854)       (259,664)        176,765      (77,450)
      Increase (decrease) in operating liabilities
        excluding effects of divestiture:
        Payable to reinsurer                                 81,083        (68,355)         65,600          (5,745)     405,169
        Claims liabilities                                 (395,131)      (174,815)       (959,550)       (793,500)    (687,750)
        Unearned premiums                                   (30,155)        69,170          67,420         110,580       41,800
        Commissions payable                                (401,078)      (175,903)        (36,663)         76,370       24,955
        Accounts payable and accrued expenses              (316,273)       387,796         466,422         454,090      650,419
                                                       ------------   -----------------  ---------    ------------    ---------
           Net cash provided by (used in)
              operating activities                        1,105,370        (39,642)      1,151,124       1,026,844      (51,847)
                                                         ----------   ------------       ---------    ------------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Furniture and equipment acquired                        (130,228)        (9,644)        (32,717)        (27,987)      (9,999)
   Proceeds from sale of investments                        222,239         56,987         225,146          60,142        5,832
   Purchases of investments                                       -        (41,281)       (109,233)         (1,015)           -
   Proceeds from sale of subsidiary                         764,675              -               -               -            -
   Payments and costs associated with
      acquired business                                    (588,595)       (62,389)        (14,036)              -            -
   Divestiture of subsidiary                               (320,997)             -               -               -            -
                                                         ----------   ------------       ---------    ------------    ---------
           Net cash provided by (used in)
              investing activities                          (52,906)       (56,327)         69,160          31,140       (4,167)
                                                         ----------   ------------       ---------    ------------    ---------

                                   (Continued)

                             ARISTA INVESTORS CORP.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                   (CONTINUED)

                                                                                                           (UNAUDITED)
                                                              YEARS ENDED DECEMBER 31,              SIX MONTHS ENDED JUNE 30,
                                                       -----------------------------------------    ---------------------------
                                                           1995          1996            1997            1997            1998
                                                       ----------   ------------    ------------    ------------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:

   Increase in surplus note payable (Note 6)           $3,000,000   $          -    $          -    $          -    $         -
   Increase in note discount (Note 6)                    (150,000)             -               -               -               -
   Proceeds attributed to stock warrants (Note 6)         150,000              -               -               -               -
   Issuance of Class A common stock                             -        395,300               -               -               -
                                                       ----------   ------------    ------------    ------------    ------------

           Net cash provided by financing activities    3,000,000        395,300               -               -               -
                                                       ----------   ------------    ------------    ------------    ------------

           Net increase (decrease) in cash
              and equivalents                           4,052,464        299,331       1,220,284       1,057,984         (56,014)

CASH AND EQUIVALENTS:
   Beginning of period                                  2,724,864      6,777,328       7,076,659       7,076,659       8,296,943
                                                       ----------   ------------    ------------    ------------    ------------

   End of period                                       $6,777,328   $  7,076,659    $  8,296,943    $  8,134,643    $  8,240,929
                                                       ==========   ============    ============    ============    ============

SUPPLEMENTAL CASH FLOW DISCLOSURE: Cash paid
 during the period for:
      Income taxes                                     $  327,231   $    296,847    $    305,725    $    210,617    $    263,459
                                                       ==========   ============    ============    ============    ============

      Interest                                         $        -   $          -    $     36,009    $          -    $          -
                                                       ==========   ============    =============   ============    ============

SUPPLEMENTAL DISCLOSURES OF NONCASH
  FINANCING ACTIVITIES:
   The Company received a note and issued
     Class A common stock as follows:
      Secured promissory note from shareholder
        (Note 4)                                       $        -   $   (500,000)   $          -    $          -    $          -
      Compensation expense                                      -       (757,350)              -               -               -
      Issuance of Class A common stock                          -      1,652,650               -               -               -
                                                       ----------   ------------    ------------    ------------    ------------

           Cash received                               $        -   $    395,300    $          -    $          -    $          -
                                                       ==========   ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
             (INFORMATION AS OF JUNE 30, 1998 AND FOR THE SIX MONTHS
                            THEN ENDED IS UNAUDITED)

1.        ORGANIZATION AND NATURE OF BUSINESS

            Arista Investors Corp. (the "Company") was incorporated in the State of New York on September 28, 1978 and reincorporated in the State of Delaware in October 1986. The Company is principally a holding company with respect to its wholly-owned subsidiaries, Arista Insurance Company ("Arista"), The Collection Group, Inc. ("Collection") and Arista Administrative Services, Inc. ("Administrative"). Arista was incorporated in the State of New York on May 21, 1979, and was licensed on October 11, 1979 by the New York State Insurance Department ("NYSID"). Arista's principal line of business is the writing of disability insurance policies including super statutory and voluntary disability benefits insurance in New York State. Effective September 1, 1993 Arista amended its charter and license and now has the authority to write glass insurance as well as disability insurance. To date, Arista has not written any glass insurance. Collection was incorporated in August 1989 and commenced operations in July 1991. Collection's principal line of business is to provide accounts receivable collection services to companies including Arista. Effective December 31, 1991 Arista purchased all of the outstanding shares of capital stock of American Accident and Health Insurance Company ("American") (see Note 16). American was organized in April 1987 and licensed by the NYSID on June 24, 1987, and is also authorized to write disability insurance. Arista sold all of the outstanding shares of capital stock of American in December 1995, which had been inactive since its acquisition in 1991 (see Note 3). Administrative is an inactive company.

2.        SIGNIFICANT ACCOUNTING POLICIES

          Basis of Presentation

            The accompanying consolidated financial statements are prepared in accordance with generally accepted accounting principles ("GAAP"). GAAP differs from Statutory Accounting Principles ("SAP") used by insurance companies in reporting to state regulatory and industry agencies as explained in Note 15.

          Use of Estimates in the Preparation of Financial Statements

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Principles of Consolidation

            The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Arista, Collection, and Administrative. All significant intercompany balances and transactions have been eliminated.

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                    (INFORMATION AS OF JUNE 30, 1998 AND FOR
                     THE SIX MONTHS THEN ENDED IS UNAUDITED)

2.        SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Revenue Recognition, Premiums Receivable and Claims Liabilities

            Premium revenue is recognized evenly over the term of the policy. Estimates of premiums which have been earned but not collected are accrued since customers generally report and pay such premiums after the earning period based on the number of employees on their payroll during the period of coverage. Customer payrolls are sensitive to the general business cycle, and sudden business upturns or downturns could have a significant impact on the revenues the Company receives. Such estimates are continually reviewed and updated by management, and any resulting adjustments are reflected in current operating results.

            Unearned premiums represent that portion of premiums applicable to the unexpired terms of policies in force.

            Third party administrative fees are recognized in the period in which the subject premiums are collected and earned. Such fees are determined in accordance with prescribed schedules based on the service performed.

            Claims liabilities and claims adjustment expense accruals, which are based on the estimated ultimate cost of settling claims, include estimates for unreported claims and claims adjustment expenses based upon past experience, modified for current trends. Such estimates are continually reviewed and updated by management and any resulting adjustments are reflected in current operating results.

          Reinsurance

            In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring risk with reinsurers. Amounts recoverable from reinsurer(s) for commissions, losses or any other amount(s) due are deducted from ceded premiums earned. Settlements are made quarterly by net cash payments to or from the reinsurer (see Notes 13 and 20).

         Furniture and Equipment

            Furniture and equipment are carried at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Depreciation expense for each of the years in the three-year period ended December 31, 1997, was $57,321, $64,641 and $57,606, respectively.

         Investments

            Pursuant to the requirements of FASB Statement No. 115, the Company determines the appropriate classification of its investments in debt and equity securities at the time of purchase and reevaluates such determination at each balance sheet date. Debt securities that the Company has the positive intent and ability to hold to maturity are classified as "held-to-maturity securities" and reported at amortized cost; debt and equity securities that are bought and held principally for the purpose of selling them in the near future are classified as "trading securities," and reported at fair value, with unrealized gains and losses included in earnings; debt and equity securities not classified as either held- to-maturity securities or trading securities are classified as "available for-sale securities" and reported at fair value, with unrealized gains and losses reported as a separate component of stockholders' equity.

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                        (INFORMATION AS OF JUNE 30, 1998
                 AND FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

2.        SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Deferred Policy Acquisition Costs

            Policy acquisition costs include fees paid and certain other costs in connection with acquiring new business. These costs are deferred and charged to income over the future periods in which the related premiums are earned. Amortization periods range from five to seven years.

          Concentration of Credit Risk

            Financial instruments that potentially subject the Company to credit risk consist principally of premiums receivable and reinsurance contracts. The Company grants credit terms to its customers in the normal course of business. Credit risk with respect to these receivables is considered minimal due to the Company's diverse customer base throughout the New York area. As part of its ongoing control procedures, the Company monitors the credit worthiness of its customers. Bad debts have been minimal.

            Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of the reinsurer to honor its obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurer and monitors concentrations of credit risk arising from activities to minimize its exposure to significant losses from reinsurer default.

          Fair Value of Financial Instruments

            The carrying amounts and related fair values of financial instruments at December 31, 1996 and 1997 and at June 30, 1998 are summarized as follows:

                                            1996                              1997                             1998
                                -----------------------------    -----------------------------    ------------------------------
                                  Carrying           Fair          Carrying           Fair           Carrying          Fair
                                   Amount            Value          Amount            Value           Amount           Value
                                ------------    -------------    -------------    ------------    -------------    -------------
Cash and equivalents            $  7,076,659    $   7,076,659    $   8,296,943    $  8,296,943    $   8,240,929    $   8,240,929
Investments:
   Held-to-maturity securities     2,696,220        2,650,210        2,630,453       2,632,904        2,624,261        2,688,052
   Available for sale securities      56,920           56,920            9,250           9,250            8,954            8,954
   Trading securities                    319              319               85              85              445              445
Premiums receivable                4,304,200        4,304,200        2,978,600       2,978,600        3,499,000        3,499,000
Receivable from related parties      182,787          182,787          443,182         443,182          460,550          460,550
Payable to reinsurer                  93,121           93,121          158,721         158,721          563,890          563,890
Claims liabilities                 4,351,500        4,351,500        3,391,950       3,391,950        2,704,200        2,704,200
Unearned premiums                  1,397,380        1,397,380        1,464,800       1,464,800        1,506,600        1,506,600
Surplus note payable, net          2,865,000        3,000,000        2,880,000       3,000,000        2,887,500        3,000,000

                                                                     (Continued)

                             ARISTA INVESTORS CORP.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997

                  (INFORMATION AS OF JUNE 30, 1998 AND FOR THE
                       SIX MONTHS THEN ENDED IS UNAUDITED)

2.    SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Fair Value of Financial Instruments (Continued)

        The methods and assumptions used to estimate the fair value of financial instruments are as follows:

        (i) The carrying amounts of cash and equivalents approximate their fair value. Investments in available-for- sale securities and trading securities are carried at their fair values based on quoted market prices. The fair values of held-to-maturity securities are based on quoted market prices.

        (ii) The carrying values of premiums receivable, amounts payable to the reinsurer, unpaid claims liabilities and unearned premiums approximate fair value because of their short-term maturities.

        (iii) The fair value of the surplus note payable is estimated assuming the note will be repaid from free and divisible surplus of Arista in the near term with the prior approval of the Superintendent of Insurance of the State of New York.

      Income Taxes

        The Company and its subsidiaries file a consolidated federal income tax return. Tax returns are prepared using SAP basis of accounting (see Note 15). Deferred income taxes reflect the future tax consequences of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end (see Note 11).

      Net Income (Loss) Per Common Share

        Basic and diluted net income (loss) per common share (Class A and Class
B) have been computed in accordance with FASB Statement No. 128 (SFAS 128), "Earnings Per Share." Basic earnings per share (basic EPS) is computed by dividing net income (loss) by the weighted-average number of common shares outstanding during the year. Diluted earnings per share (diluted EPS) is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the year plus the incremental shares that would have been outstanding upon the assumed exercise of dilutive stock options and warrants.

        Pursuant to the requirements of SFAS 128, basic EPS and diluted EPS for the years ended December 31, 1995 and 1996 have been restated to conform to the method used in 1997 (see Note 12).

      Cash and Cash Equivalents

        For purposes of the statement of cash flows, cash equivalents represent highly liquid financial instruments with a maturity date of three months or less. At December 31, 1996 and 1997 and at June 30, 1998 cash and cash equivalents include certificates of deposits, commercial paper, and money market accounts as follows:

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                    (INFORMATION AS OF JUNE 30, 1998 AND FOR
                     THE SIX MONTHS THEN ENDED IS UNAUDITED)

2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Cash and Cash Equivalents (Continued)

                                                                  1996              1997              1998
                                                             --------------    --------------   --------------
                 Cash in bank                                $    2,230,519    $    2,683,620   $    2,081,036
                 Money market accounts                            1,446,499         1,396,236        1,428,027
                 Commercial paper                                 3,087,829         3,992,528        4,103,031
                 Certificates of deposit                            311,812           224,559          628,835
                                                             --------------    --------------   --------------

                                                             $    7,076,659    $    8,296,943   $    8,240,929
                                                             ==============    ==============   ==============

3.     SALE OF SUBSIDIARY

            In December 1995, Arista sold its investment in its wholly-owned subsidiary, American, excluding its book of insurance, for $764,675 in cash. The sale resulted in a pretax gain of $320,192. American was an inactive company (see Note 16). Except for the effects of the gain, the sale did not have a significant impact on the Company's operating results.

4.     TRANSACTIONS WITH RELATED PARTIES

         Agents

            Bernard Kooper ("Kooper"), Chairman of the Board of the Company and Arista, and owner of 10.4% in 1995 and 19.1% in 1996 and 20.4% in 1997 of the Company's outstanding Class A common stock, and 100% of the Company's Class B common stock, is one of the more than 390 general agents under contract with Arista. Gross earned premiums from policies placed by Kooper's agency, Bernard Kooper Life Agency, Inc. (the "Agency") aggregated $1,297,784, $1,254,143, and $1,258,156 for the years ended December 31, 1995, 1996 and 1997, respectively. The Agency received approximately $224,000, $223,000 and $227,000 in commissions from Arista during 1995, 1996 and 1997, respectively, for premiums on policies placed with Arista. Such premiums represented approximately 5.0%, 5.4% and 6.1%, respectively, of the consolidated gross premiums earned during the years ended December 31, 1995, 1996 and 1997. The Agency, in turn, paid approximately $143,000, $159,000 and $131,000 during 1995, 1996 and 1997, respectively, to other brokers, including approximately $23,000, $26,000 and $26,000, respectively, to brokers who are members of the Board of Directors of Arista. Commissions payable to the related agencies at December 31, 1995, 1996 and 1997 were $11,271, $13,268 and $13,960, respectively.

         Employment Agreements

            The Company and Arista have employment agreements with Kooper and Stanley Mandel ("Mandel") which expire in February 2001 as described in Note 8a.

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

4.     TRANSACTIONS WITH RELATED PARTIES (Continued)

         Consulting Agreements

            Arista had a consulting agreement from May 1993 through September 1993 with an entity principally owned by a director of both Arista and the Company. The Company paid $12,000 in 1995 and $30,000 in 1996, to this entity. In July 1993 Arista entered into an agreement with a consultant for specified services to be performed for a fee of $500 per week. The consultant became a director of Arista in October 1994. Arista paid $26,000 per year under this agreement in 1995, 1996 and 1997.

         Secured Promissory Note

            In June 1996 Kooper exercised a warrant granted in 1986 to acquire 365,000 shares of the Company's Class A common stock. In payment for the shares, Kooper paid $11,000 in cash and issued his secured promissory note (the "Note") to the Company for $500,000. Such Note bears interest at the one-year London Interbank Offered Rate ("LIBOR") plus 1.25% and is adjusted on the first day of every October, January, April and July commencing October 1, 1996. The terms of the Note provide for quarterly payments of interest only at the above determined rate. The principal balance outstanding and accrued but unpaid interest are due and payable on June 14, 2001. The Note will be canceled and extinguished if the Company exercises the option to obtain Kooper's 47,400 shares of Class B common stock (see Note 9). The Note is secured by the 365,000 shares of Class A common stock.

         Salary Advances

            At December 31, 1996 and 1997, salary advances to an officer and director of Arista aggregated $81,000 and $222,750, respectively. Salary advances are limited to one year's compensation and are non-interest bearing.

5.     CLAIMS LIABILITIES

         Unpaid claims liabilities include insured claims and claim adjustment expenses. Changes in unpaid claims liabilities for the years ended December 31, 1996 and 1997 and for the six months ended June 30, 1998 were as follows:

                                                                  1996              1997                1998
                                                             --------------    --------------   ---------------
               Balance at beginning of period                $    4,526,316    $    4,351,500    $    3,391,950
                 Less reinsurance recoverables                    2,263,158         2,175,750         1,695,975
                                                             --------------    --------------    --------------
                      Net claims liabilities                      2,263,158         2,175,750         1,695,975
                                                             --------------    --------------    --------------
               Claims incurred:
                 Current year                                    15,007,646        12,939,875         4,911,562
                 Prior years                                        280,664          (727,181)           69,098
                                                             --------------    --------------   ---------------
                      Total claims incurred                      15,288,310        12,212,694         4,980,660
                                                             --------------    --------------   ---------------

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

5.     CLAIMS LIABILITIES (Continued)

                                                                  1996              1997             1998
                                                             --------------    --------------   --------------
               Claims paid:
                 Current year                                $   10,656,146    $    9,875,609   $    2,648,012
                 Prior years                                      4,806,980         3,296,635        3,020,398
                                                             --------------    --------------   --------------

                      Total claims paid                          15,463,126        13,172,244        5,668,410
                                                             --------------    --------------   --------------

               Balance at end of period:
                 Net claims liabilities                           2,175,750         1,695,975        1,352,100
                 Plus reinsurance recoverables                    2,175,750         1,695,975        1,352,100
                                                             -------------      --------------  --------------

                      Total liability                        $    4,351,500    $    3,391,950   $    2,704,200
                                                             ==============    ==============   ==============

6.     SURPLUS NOTE AND WARRANT

         On December 29, 1995 Arista issued a $3,000,000 surplus note (the "Note") to The Cologne Life Underwriting Management Company ("CLUMCO") in conjunction with an assumption reinsurance agreement which became effective retroactive to October 1, 1995 (see Note 13). The Note bears interest at 10.5% per annum and provides for interest only payable for the first and second year with the principal to be repaid one-eighth each year from the third to the tenth year, from the date of closing. Repayments of principal and interest can only be made out of any free and divisible surplus of Arista, and are each subject to the prior approval of the Superintendent of Insurance of the State of New York, if in his judgment, the financial condition of Arista warrants such payments. If the principal and interest are not repaid in full at the end of ten years, the Note renews annually for additional one-year terms until the principal and interest are repaid. Interest expense for the years ended December 31, 1996 and 1997 totaled $315,000 and $348,075, respectively.

         In connection with the issuance of the Note, and as an inducement to enter into the transaction with Arista, the Company issued a warrant certificate to purchase 150,000 shares (subject to adjustment for stock dividends or stock splits and prepayment of the Note) of its Class A common stock to CLUMCO. The certificate is exercisable after October 1996 at an exercise price of $3.50 per share and expires in December 2005. The aggregate value of the warrant of $150,000, based on an independent appraisal of $1.00 per underlying share, has been reflected in stockholders' equity with the corresponding discount charged to surplus note discount. The discount is being amortized to operations over the option period of 10 years using the straight-line method. Amortization was $15,000 for each of the years ended December 31, 1996 and 1997.

         In the event of liquidation of Arista, repayment of the balance of the Note and accrued interest thereon shall be paid out of any assets remaining after the payment of all policy obligations and all other liabilities, but before distribution of assets to stockholders. In the event of a Corporate Event (see Note 8a), the balance of the Note and accrued interest thereon is to be paid on demand prior to closing of such sale provided, however, that any such payment or repayment shall be paid out of the free and divisible surplus of Arista, and with the prior approval of the Superintendent of Insurance of the State of New York, if in his judgment, the financial condition of Arista merits it.

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                    (INFORMATION AS OF JUNE 30, 1998 AND FOR
                     THE SIX MONTHS THEN ENDED IS UNAUDITED)

7.     LEASE COMMITMENTS

         Pursuant to a sublease agreement between the Company and Arista, Arista reimbursed the Company for 80.26% of the Company's lease obligations through May 31, 1995, and 97.90% thereafter. Under an agreement effective January 1, 1993, the Company paid monthly rent at an annual base rate of $141,696 until a new lease was executed. On January 9, 1995, the Company entered into a five-year lease for its new principal executive office space, effective June 1, 1995. The lease requires monthly base rental payments of $16,925 plus utilities and a proportionate share of various operating expenses. The Company rents additional storage space on a month-to-month basis.

         The minimum rental commitments under the operating leases for office space for the remaining three-year period ending May 31, 2000 are as follows:

                                     1998                 $   218,636
                                     1999                     228,450
                                     2000                      96,892
                                                          -----------
                                                          $   543,978
                                                          ===========

         The Company has the option to terminate the lease provided it notifies the landlord ninety (90) days prior to the termination date, and reimburses the landlord for the unamortized portion of the landlord's contribution of approximately $200,000 for leasehold improvements.

         Under a separate sublease, the Company was reimbursed by The Saltzman/Kooper Agency, Inc., an affiliate controlled by a director of the Company, for a percentage (16.45%) of the lease costs. The sublease arrangement expired May 31, 1995.

         Consolidated rent expense, net of sublease income of approximately $11,000 in 1995, was $205,080 in 1995, $252,171 in 1996 and $249,973 in 1997.

         In December 1990 American entered into a five-year noncancellable lease agreement which called for an effective annual base rent of $44,866 plus utilities and cost of living adjustments. In December 1991 American abandoned this space and entered into an agreement which would release it from future obligations under the lease, if certain conditions specified in the agreement were met. These conditions were not met. The financial statements have not been adjusted for the effect of these events.

8.     COMMITMENTS AND CONTINGENCIES

       (a)     Employment Agreements

               In July 1994, Arista entered into a five-year employment agreement with a vice president which provides for annual compensation of $125,000, annual reimbursement of automobile expenses up to $6,000 and a nonaccountable expense allowance of up to $3,600 per annum. In addition, Arista may, but is not obligated to, pay a year-end bonus as may be determined by the Board of Directors of Arista. The agreement provides that in the event of termination of the agreement by Arista, Arista would provide severance pay in an amount ranging from 60% to 100% of annual compensation of the vice president. The agreement also provides for a one-year covenant not to compete predicated upon the payment of $75,000 by Arista.

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

8.     COMMITMENTS AND CONTINGENCIES (Continued)

       (a)     Employment Agreements (Continued)

               Kooper and the Company have entered into an employment contract (the "Kooper Agreement") which expires in February, 2001 and provides for an annual base salary of $150,000.

               Arista and Mandel have entered into an employment contract (the "Mandel Agreement") which expires in February, 2001 and provides for an annual base salary of $208,750 in each of the eight years plus annual reimbursement of automobile expenses up to $9,000 and a nonaccountable expense allowance of up to $5,000 per annum.

               The Kooper and Mandel Agreements provide that, in the event of a consolidation, merger or sale of all or substantially all of the assets of the Company or Arista (a "Corporate Event") the employment agreements will terminate, and upon such termination, Kooper and Mandel shall each be entitled to receive a lump sum payout. The payout would be the maximum amount that would not trigger the excise tax payable in the event of an "excess parachute payment," as such term is defined in the Internal Revenue Code of 1986, as amended. In addition, Arista and the Company have also provided split-dollar life insurance policies in which both Kooper and Mandel participate. Under these agreements, the Company and Arista will pay the premiums on these policies for a period of time specified in each agreement, on behalf of Kooper and Mandel. The premium payments are to be treated as loans to both Kooper and Mandel and are collateralized by the underlying policy. Insurance loans to Kooper and Mandel aggregated $168,372 and $212,563 at December 31, 1996 and 1997, respectively, and are included in receivables from related parties in the accompanying balance sheets. Additionally, Kooper and Mandel have the right to receive a lump sum retirement benefit equal to the amount of premiums paid by Arista and the Company attributable to the cumulative increase in cash value of the policies during the specified period of the policies. Each of Kooper's and Mandel's employment agreements provides that, upon the occurrence of a Corporate Event, the Company and Arista must pay to the insurance carrier such sums so as to render as "paid up" the split-dollar life insurance policies provided to each of Kooper and Mandel under their respective employment agreements. At December 31, 1996 and 1997 the estimated amounts needed to render these policies as paid up are approximately $176,000 and $128,500, respectively.

      (b)   Uninsured Risk

               At December 31, 1996 and 1997 cash and equivalents on deposit with financial institutions exceeded federal deposit insurance coverage by approximately $2,108,613 and $4,045,970, respectively.

      (c)   Policy Acquisitions

               Arista incurred costs under various agreements it entered into to acquire the right to offer New York State statutory disability benefits coverage to former policyholders of other disability carriers. The costs included professional fees and finder's fees as well as fees paid directly to the former disability carriers for such rights which have been capitalized and are being amortized on the straight-line basis over five to seven years. Such costs amounted to $62,389 and $14,036 for the years ended December 31, 1996 and 1995, respectively. Amortization of deferred acquisition costs charged to operations for all acquisitions were $323,202, $332,633 and $319,775 for the years ended December 31, 1995, 1996 and 1997, respectively. Accumulated amortization was $1,540,746 and $1,860,521 at December 31, 1996 and 1997, respectively.

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

8.    COMMITMENTS AND CONTINGENCIES (Continued)

       (c)     Policy Acquisitions (Continued)

               AMERICAN LIFE INSURANCE COMPANY OF NEW YORK. Effective July 1, 1993, Arista acquired the right to offer New York State statutory disability benefits coverage to policyholders previously covered by the American Life Insurance Company of New York under the terms of an assumption reinsurance treaty dated August 30, 1993. In consideration for this right, Arista paid a fee based on premiums earned and collected during the two-year period ended June 30, 1994. During 1995, Arista paid $14,383, and at December 31, 1995, $28 was accrued under this arrangement.

               NALIC AND AETNA. Effective January 1, 1994 Arista acquired the entire book of New York State statutory disability benefit insurance previously written by The North Atlantic Life Insurance Company of America ("NALIC") and on April 1, 1994, acquired under the terms of an assumption reinsurance treaty dated February 10, 1994, the entire book of New York State statutory nonexperience-rated state cash sickness disability insurance previously written by Aetna Life Insurance Company ("Aetna"). NALIC, with whom Arista, through December 31, 1993, had a third party administrative agreement, received a fee based on premiums paid and earned for the period January 1, 1994 through December 31, 1994. During 1995 Arista paid $23,712 and at December 31, 1995, $924 was accrued under this arrangement. Aetna received a fee based on annualized premiums in force at March 31, 1994 and on premiums paid and earned for the period April 1, 1994 through March 31, 1995. During 1995 and 1996 Arista incurred costs of $241,951 and $7,102, respectively, and at December 31, 1995, $7,102 was accrued under this arrangement.

               AMERICAN MEDICAL AND LIFE. Effective October 1, 1994, Arista entered into an indemnity reinsurance agreement with American Medical and Life Insurance Company ("American Med") dated December 29, 1994 wherein Arista assumed the book of New York State statutory disability insurance that was ceded by American Med. In addition, effective January 1, 1995, Arista, through an assumption reinsurance treaty, acquired the book of New York State statutory disability insurance that had been previously ceded by American Med. American Med received a fee based on premiums paid which were earned during the year ended September 30, 1994 and received a fee based on premiums paid which were earned for the period January 1, 1995 through June 30, 1996. During 1995 and 1996 Arista incurred acquisition costs of $121,850 and $170,831, respectively, and at December 31, 1996 and 1997, $5,000 and $4,411, respectively, was accrued under this arrangement.

               COLOGNE LIFE REINSURANCE COMPANY. Effective October 1, 1995, in conjunction with a Surplus Note Agreement between Arista and CLUMCO (see Note
6), Arista and Cologne Life Reinsurance Company ("The Cologne") entered into a quota-share assumption reinsurance agreement under which Arista will cede to The Cologne 50% of its New York State statutory disability insurance in force as of October 1, 1995 as well as any new business written or acquired after October 1, 1995 (see Note 8(e)). In March 1998, Arista terminated this agreement with The Cologne and entered into a similar reinsurance agreement with The Guardian Life Insurance Company of America ("The Guardian").

               INSURANCE COMPANY OF GREATER NEW YORK AND GREATER NEW YORK MUTUAL INSURANCE COMPANY. In April 1996 Arista entered into an agreement with the Insurance Company of Greater New York and Greater New York Mutual Insurance Company (the "Ceding Group") which provided that effective April 1, 1996, Arista assumed the Ceding Group's New York State statutory disability business and issued assumption certificates to the policyholders of the Ceding Group. The agreement calls for Arista to pay a fee based on premiums received which will be earned during the year ending March 31, 1997. The acquisition has been accounted for under the purchase method of accounting. During 1996 Arista incurred acquisition costs of $62,325, and at December 31, 1996 and 1997, $23,132 and $9,096, respectively, was receivable from the Ceding Group under this arrangement.

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

8.    COMMITMENTS AND CONTINGENCIES (Continued)

      (d) Other Matters

            (1) Effective July 1, 1993, Arista entered into an agreement to perform certain administrative services for The Guardian. Fees for these services are determined in accordance with a prescribed schedule based on the type of service provided. The agreement will remain in effect until terminated by either party upon 180 days prior written notice.

            (2) Effective January 1, 1995, Arista entered into an agreement to perform certain administrative services for the United States Life Insurance Company in the City of New York, a competitor in the business of writing statutory disability benefits insurance. Fees for these services are determined in accordance with a prescribed schedule based on the type of service provided. The agreement will remain in effect until terminated by either party upon 180 days prior written notice.

            (3) Effective April 1, 1995, the Company entered into an agreement to perform certain administrative services for the American Bankers Insurance Company of Florida. Fees for these services are determined in accordance with a prescribed schedule based on the type of service provided. The agreement will remain in effect until terminated by either party upon 180 days prior written notice.

            (4) Effective March 1, 1996, Arista entered into an agreement to perform certain administrative services for Hartford Life and Accident Insurance Company's ("Hartford") Temporary Disability Insurance ("TDI") policies. Fees for these services are determined in accordance with a prescribed schedule based on the type of service provided. The agreement will remain in effect until terminated by either party upon 180 days prior written notice.

      (e)   Reinsurance

               As discussed in Note 13, the Company is contingently liable with respect to reinsurance ceded to The Cologne which would become a liability to Arista in the event of default of The Cologne under the reinsurance agreements.

               Effective April 1, 1994 Arista entered into a reinsurance agreement with Allianz Life Insurance Company of North America ("Allianz") wherein Arista assumed Hawaii's TDI group policies ceded by Allianz during 1994. This agreement was terminated by Allianz on February 29, 1996. Reinsurance transactions for the years ended December 31, 1995, 1996 and 1997 were as follows:

                                               Gross             Ceded             Net
                                              Amount            Amount           Amount
                                              ------            ------           ------
            1995
            ----
               Premium receivable         $      345,000    $      172,500   $      172,500
               Claims liabilities         $      160,000    $       80,000   $       80,000
               Unearned premiums          $       27,360    $       13,680   $       13,680

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

8.     COMMITMENTS AND CONTINGENCIES (Continued)

       (e)     Reinsurance (Continued)

                                                                  Gross             Ceded             Net
                                                                 Amount            Amount           Amount
                                                                 ------            ------           ------
            1996
               Premium receivable                            $            -    $            -   $            -
               Claims liabilities                            $            -    $            -   $            -
               Unearned premiums                             $            -    $            -   $            -

            1997
            ----
               Premium receivable                            $            -    $            -   $            -
               Claims liabilities                            $            -    $            -   $            -
               Unearned premiums                             $            -    $            -   $            -

               Effective March 1, 1996 Arista ceded its entire assumption reinsurance book of TDI to Hartford. Arista will receive a fee based on four percent (4%) of earned and collected premiums generated by this book of business for each of the next four years. At December 31, 1997 Arista estimates that it will receive approximately $49,400 under the agreement. To date Arista has collected $35,000 under the agreement.

9.     STOCK OPTIONS AND WARRANTS

         Transactions involving stock options and warrants in each of the years ended December 31, 1995, 1996 and 1997 are summarized below:

                                                      Incentive               Non-qualified
                                                    Stock Options             Stock Options                 Warrants
                                              -----------------------     ---------------------        --------------------------
                                                            Aggregate                  Aggregate                       Aggregate
                                              Shares         amount        Shares       amount          Shares(1)       amount
                                              ------      -----------     --------    ------------     --------------  ---------
       Options and warrants outstanding:

         January 1, 1992                       296,400    $    467,098      17,600    $     24,640      450,000       $  919,000
            1992 Expired                             -               -           -               -      (85,000)        (408,000)
            1992 Surrendered                    (1,000)         (2,625)          -               -            -                -
                                              --------    ------------    --------    ------------     --------       ----------
         December 31, 1992, 1993

           and 1994                            295,400         464,473      17,600          24,640      365,000          511,000
            1995 Issued (Note 6)                     -               -           -               -      150,000          525,000
            1995 Expired                       (10,000)        (21,250)          -               -            -                -
                                              --------    ------------    --------    ------------     --------       ----------
         December 31, 1995                     285,400         443,223      17,600          24,640      515,000        1,036,000
            1996 Exercised                    (256,900)       (359,660)    (17,600)        (24,640)    (365,000)        (511,000)
                                              --------    ------------    --------    ------------     --------       ----------
         December 31, 1996                      28,500          83,563           -               -      150,000          525,000
            1997 Expired                       (28,500)        (83,563)          -               -            -                -
                                              --------    ------------    --------    ------------     --------       ----------
         December 31, 1997                           -    $          -           -    $          -      150,000       $  525,000
                                              ========    ============    ========    ============     ========       ==========

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

9.     STOCK OPTIONS AND WARRANTS (Continued)

          (1) Warrants to purchase 365,000 shares of Class A common stock at an exercise price of $1.40 per share were granted to Kooper in 1986. Warrants to purchase 85,000 shares of Class A common stock at an exercise price of $4.80 per share were granted to the underwriter in connection with the IPO. Warrants to purchase 150,000 shares of Class A common stock at an exercise price of $3.50 per share were granted to CLUMCO in December 1995, in connection with the issuance of a Surplus Note (see Note 6) and a new reinsurance agreement with Arista (see Notes 8 and 13), in October 1995. In June 1996 warrants to purchase 365,000 shares and options to purchase 274,500 shares of Class A common stock at $1.40 per share were exercised by Kooper, Mandel, an officer of the Company, and two officers of Arista.

         1985 Plan

            The 1985 Incentive Stock Option Plan (the "1985 Plan") provides for the grant of options, until May 14, 1995 (as amended), to purchase up to 200,000 shares of the Company's Class A common stock by key employees of the Company upon terms and conditions determined by the Board of Directors of the Company (the "Board"). Such options are exercisable over a five-year period, beginning two years from the date of grant, subject to certain limited exceptions, at a price not less than 100% of the fair market value at the time the option is granted or, in the case of an incentive stock option granted to a stockholder owning more than 10% of the shares of the Company's common stock at a price not less than 110% of the fair market value at the date of grant. In June 1986, the 1985 Plan was amended to increase the exercise period to ten years in the case of an incentive stock option granted to a stockholder owning less than 10% of the Company's common stock, and to permit the exercise of options at the date of grant. In June 1996 options to purchase 198,500 shares were exercised at $1.40 per share which resulted in additional compensation expense to the Company for the year ended December 31, 1996.

         1986 Plan

            The 1986 Incentive Stock Option Plan (the "1986 Plan") provides for the grant of options, until November 15, 1997, to purchase up to 86,900 shares of the Company's Class A common stock. In June 1996 options to purchase 58,400 shares were exercised at $1.40 per share. Ten thousand options granted on June 24, 1987 expired on June 23, 1997, and 18,500 options granted on November 16, 1987 expired on November 15, 1997. The 1986 Plan is similar in all other respects to the 1985 Plan, as amended.

         Other

            During June 1986, the Board granted to Kooper a warrant to purchase 365,000 shares of Class A common stock at an exercise price of $1.40 per share, exercisable over a ten-year period ending June 15, 1996. In connection therewith, a non-qualified stock option previously granted to Kooper in 1978 was surrendered. Also in June 1986, the Board granted to Mandel an option under the Company's non-qualified plan to purchase 17,600 shares of Class A common stock at an exercise price of $1.40 per share, exercisable within a ten-year period following the date of grant. In June 1996, warrants to purchase 365,000 shares of Class A common stock were exercised at $1.40 per share, which resulted in additional compensation expense to the Company for the year ended December 31, 1996.

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

9.     STOCK OPTIONS AND WARRANTS (Continued)

         Other (Continued)

            The Company granted CLUMCO a warrant exercisable commencing in October 1996, for the purchase of up to 150,000 shares of the Company's Class A common stock at an exercise price of $3.50 per share, exercisable over a ten-year period ending in December 2005, subject to certain conditions (see Note
6).

10.    STOCKHOLDERS' EQUITY

         All shares of Class A and Class B common stock issued have equal rights and privileges except that a holder of Class B shares has the additional right to elect a majority of the Board. Additionally, the Class B common stock is convertible at the option of the holder at any time, into an equal number of shares of Class A common stock. All shares of Class B common stock automatically convert into an equal number of shares of Class A common stock if Kooper sells, transfers, or in any manner conveys, one or more shares of Class B common stock, or upon his death, whichever is earlier.

         In November 1987, the Company purchased 10,000 shares of Class A common stock at a cost of $26,740, which are being held in treasury.

         In June 1996, Kooper and the Company entered into an agreement under which the Company obtained an option to acquire the 47,400 issued and outstanding shares of Class B common stock held by Kooper. The option is exercisable by a vote of the majority of Class A directors and by delivering to Kooper, at the Company's option, either 47,400 shares of Class A common stock, or cash equal to the fair market value of 47,400 shares of Class A common stock at the date of exercise plus the cancellation and extinguishment of his secured promissory note (see Note 4) upon payment of all accrued but unpaid interest. The option expires on June 14, 2001 or terminates upon Kooper's death.

         At December 31, 1996 and 1997, 225,900 and 197,400 shares, respectively, of Class A common stock were reserved for conversion of Class B common stock and for the exercise of stock warrants outstanding.

         In April 1996, as authorized by Arista's Board, Arista paid a dividend of $111,684 to the Company.

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

11.    INCOME TAXES

         At December 31, 1996 and 1997, and at June 30, 1998 deferred tax assets aggregated $1,529,758 (including NOL carryforward of $554,838), $1,460,170 (including NOL carryforward of $405,089), and $714,579 (including NOL carryforward of $148,898), respectively, and deferred tax liability aggregated $1,608,087, $1,737,941 and $968,434, respectively, as follows:

                                                                  1996              1997             1998
                                                             --------------    --------------   ---------
         Deferred tax asset:
            Commissions payable                              $      281,713    $      366,239   $      330,935
            Investment in securities                                  9,832            22,588           24,878
            Reinsurance                                             679,876           656,974          204,376
            Other assets                                              3,499             9,280              585
            Accounts payable and accrued expenses                         -                -             4,907
            Loss carryforward                                       554,838           405,089          148,898
                                                             --------------    --------------   --------------
               Total deferred tax asset                           1,529,758         1,460,170          714,579
                                                             --------------    --------------   --------------
         Deferred tax liability:
            Deferred acquisition costs                              308,153           188,915          128,319
            Other assets                                                  -           153,785                -
            Claims liabilities                                      156,488           172,965          286,767
            Reinsurance due                                       1,118,078         1,161,478          553,348
            Accounts payable and accrued expenses                    25,368            60,798                -
                                                             --------------    --------------   --------------
               Total deferred tax liability                       1,608,087         1,737,941          968,434
                                                             --------------    --------------   --------------
               Net deferred tax liability                    $       78,329    $      277,771   $      253,855
                                                             ==============    ==============   ==============

         The following is a reconciliation of the statutory U.S. Federal income tax rate to the effective tax rate as reflected in the accompanying consolidated statements of operations:

                                                       1995                         1996                          1997
                                              ------------------------   --------------------------     ------------------------
                                                            Percentage                  Percentage                    Percentage
                                                             of pretax                   of pretax                    of pretax
                                               Amount         income        Amount        income       Amount          income
                                              -------       ----------   ---------      ----------    --------        ----------
Income (loss) before income taxes

   from continuing operations                 $151,480                   $(1,649,525)                 $ 493,068
                                              ========                   ============                 =========

Tax provision (benefit) at statutory rates    $ 51,503         34.0      $  (560,839)     (34.0)       $167,643         34.0
Increase in income taxes resulting from:
   Discontinued operations                     131,778         87.0                -          -               -           -
   State franchise and local taxes,
      net of federal benefit                    41,397         27.3           46,615        2.8         218,976         44.4
   Other                                             -            -           40,562        2.5           6,129          1.2
                                              --------      -------      -----------       ----       ---------        ----

Income tax provision (benefit)                $224,678        148.3      $  (473,662)     (28.7)      $ 392,748         79.6
                                              ========      =======      ============      =====      =========         ====


                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

11.    INCOME TAXES (Continued)

         The provision (benefit) for income taxes consists of the following for the years ended December 31, 1995, 1996, 1997 and for the six months ended June 30, 1998:

                                                                   1995              1996             1997           1998
                                                             --------------    --------------   --------------    ---------
         Currently payable (benefit):
            Federal                                          $     (208,709)   $            -   $      130,550    $      223,327
            State and local                                          90,000            70,436          212,505           183,580
                                                             --------------    --------------   --------------    --------------

                                                                   (118,709)           70,436          343,055           406,907
                                                             --------------    --------------   --------------    --------------
         Deferred tax asset:
            Beginning of period                                     (11,476)       (1,025,739)        (974,920)       (1,055,081)
            End of period                                        (1,025,739)         (974,920)      (1,055,081)         (565,681)
                                                             --------------    --------------   --------------    --------------

               Net change                                        (1,014,263)           50,819          (80,161)          489,400
                                                             --------------    --------------   --------------    --------------

         Deferred tax liability:
            Beginning of period                                     290,516         1,648,166        1,608,087         1,737,941
            End of period                                         1,648,166         1,608,087        1,737,941           968,434
                                                             --------------    --------------   --------------    --------------

               Net change                                         1,357,650           (40,079)         129,854          (769,507)
                                                             --------------    --------------   --------------    --------------

               Net deferred tax effect                              343,387            10,740           49,693          (280,107)
                                                             --------------    --------------   --------------    --------------

               Income tax provision before NOL benefit              224,678            81,176          392,748           126,800

         Net operating loss benefit                                       -          (554,838)               -                 -
                                                             --------------    --------------   --------------    --------------

               Net income tax provision (benefit)            $      224,678    $    (473,662)   $      392,748    $      126,800
                                                             ==============    ==============   ==============    ================

12.    NET INCOME (LOSS) PER COMMON SHARE

            The following table reconciles the income (loss) and the weighted average shares used in the net income (loss) per common share calculation for the years ended December 31, 1995, 1996, 1997 and for the six months ended June 30, 1998, respectively.

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

12.    NET INCOME (LOSS) PER COMMON SHARE (Continued)

                                                                                   Income                            Per Share
                                                                                   (Loss)           Shares            Amount
                                                                               --------------    ----------          --------
         Year Ended December 31, 1995:

            Basic EPS - previously reported                                    $      256,523      2,251,400         $  0.11
            Effects of restatement to comply
               with FASB Statement No. 128                                                  -       (273,400)           0.02
                                                                               --------------    -----------         -------
            Basic EPS - as restated                                                   256,523      1,978,000            0.13
            Effects of dilutive securities(1):
               Options outstanding                                                          -        129,409           (0.01)
               Warrants outstanding                                                         -        171,878           (0.01)
                                                                               --------------    -----------         -------
            Diluted EPS                                                        $      256,523      2,279,287         $  0.11
                                                                               ==============    ===========         =======

         Year Ended December 31, 1996:

            Basic EPS - previously reported                                    $   (1,175,863)     2,617,500         $ (0.45)
            Effects of restatement to comply with
               FASB Statement No. 128                                                       -       (319,750)          (0.06)
                                                                               --------------    -----------         -------
            Basic EPS - as restated                                                (1,175,863)     2,297,750           (0.51)
            Effects of dilutive securities: None(2)                                         -              -               -
                                                                               --------------    ------------        -------
            Diluted EPS                                                        $   (1,175,863)     2,297,750         $ (0.51)
                                                                               ==============    ===========         =======

         Year Ended December 31, 1997:
            Basic EPS                                                          $      100,320      2,617,500         $  0.04
            Effects of dilutive securities:  None(3)                                        -              -               -
                                                                               --------------    -----------         -------
            Diluted EPS                                                        $      100,320      2,617,500         $  0.04
                                                                               ==============    ===========         =======

         Six Months Ended June 30, 1998:

            Basic EPS                                                          $       66,237      2,617,500         $  0.03
            Effects of dilutive securities:  None(3)                                        -              -               -
                                                                               --------------    -----------         -------
            Diluted EPS                                                        $       66,237      2,617,500         $  0.03
                                                                               ==============    ===========         =======

         (1) Options to purchase 10,000 shares of Class A common stocks and warrants to purchase 150,000 shares of Class A common stock were not included in computing diluted EPS, because their exercise price exceeded the average market price during 1995.

         (2) Options to purchase 28,500 shares of Class A common stock and warrants to purchase 150,000 shares of Class A common stock were not included in diluted EPS, because their exercise price exceeded the average market price during 1996.

         (3) Warrants to purchase 150,000 shares of Class A common stock were not included in computing diluted EPS, because their exercise price exceeded the average market price during 1997.

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

13.    REINSURANCE

         Effective October 1, 1993, Arista entered into a new agreement (the "Agreement") with Harbourton whereby Arista agreed to cede by way of reinsurance, a 50% quota share of Arista's liability with respect to the insurance business written to policyholders. In 1994 and 1995 Harbourton received a fee based on premiums ceded. The Agreement was terminated on September 30, 1995.

         Effective October 1, 1995, Arista entered into a reinsurance agreement with The Cologne (see Notes 6 and 8) whereby Arista ceded by way of reinsurance, a 50% quota share participation in Arista's insurance business, both for policies in force as of October 1, 1995 and for all new insurance business written or acquired on or after October 1, 1995. The agreement calls for Arista to pay to The Cologne its proportionate share of the gross premium written less a provisional ceding commission of 25%, which includes premium tax, less The Cologne's proportionate share of the gross losses applicable to this business. The provisional ceding commission will be adjusted quarterly. At December 31, 1996 and 1997, $93,121 and $158,721, respectively, were accrued by Arista under this agreement. The agreement allows Arista an annual profit commission of 2% of gross earned premiums ceded to The Cologne, if a certain loss ratio is achieved. The agreement shall remain in force indefinitely, subject to cancellation by The Cologne upon 90 days notice and subject to cancellation by Arista five years after full repayment of the Surplus Note (Note 6) and upon 90 days prior notice. (Also see Note 8.)

         Ceded transactions for the years ended December 31, 1995, 1996 and 1997 and for the six months ended June 30, 1998 were as follows:

                                                                   Gross          Ceded           Net
                                                                  Amount         Amount         Amount
                                                              ------------   ------------    --------------
         1995
            Premium receivable                                $  5,131,705   $  2,565,852    $  2,565,853
            Claims liabilities                                $  4,526,315   $  2,263,157    $  2,263,158
            Unearned premiums                                 $  1,328,210   $    664,105    $    664,105
            Commissions payable                               $    942,478   $    361,410    $  1,303,888

         1996
            Premium receivable                                $  4,304,200   $  2,152,100    $  2,152,100
            Claims liabilities                                $  4,351,500   $  2,175,750    $  2,175,750
            Unearned premiums                                 $  1,397,380   $    698,690    $    698,690
            Commissions payable                               $    766,575   $    722,340    $  1,488,915

         1997
            Premium receivable                                $  2,978,600   $  1,489,300    $  1,489,300
            Claims liabilities                                $  3,391,950   $  1,695,975    $  1,695,975
            Unearned premiums                                 $  1,464,800   $    732,400    $    732,400
            Commissions payable                               $    729,912   $    939,075    $  1,668,978

         1998
            Premium receivable                                $  3,499,000   $  1,749,500    $  1,749,500
            Claims liabilities                                $  2,704,200   $  1,352,100    $  1,352,100
            Unearned premiums                                 $  1,506,600   $    753,300    $    753,300
            Commissions payable                               $    754,867   $    355,900    $  1,110,767

         A contingent liability exists with respect to reinsurance ceded which would become a liability of Arista and the Company in the event that The Cologne is unable to meet the obligations assumed under the reinsurance agreement.

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

14.    INVESTMENTS

         Investments at December 31, 1996 and 1997 and at June 30, 1998 consisted of the following types:

                                                                                    1996             1997              1998
                                                                               --------------   --------------    --------------
            Held-to-maturity securities                                        $    2,696,220   $    2,630,453    $    2,624,261
            Available-for-sale securities                                              56,920            9,250             8,954
            Trading securities                                                            319               85               445
                                                                               --------------   --------------    --------------
                                                                               $    2,753,459   $    2,639,788    $    2,633,660
                                                                               ==============   ==============    ==============

         Trading securities are adjusted to fair value and carried in the accompanying financial statements. The aggregate fair value, gross unrealized holding gains, gross unrealized holding losses, and amortized cost for available-for-sale and held-to-maturity securities by major security type at December 31, 1996 and 1997 are as follows:

                                                                                Available-for-sale securities

                                                                                    Gross            Gross
                                                                Amortized        Unrealized       Unrealized        Fair
                                                                  Cost              Gains           Losses          Value
                                                             -------------       ----------    -------------     -----------
         December 31, 1996:
            Redeemable preferred securities                  $       84,149     $          -   $       27,229    $    56,920
                                                             --------------     ------------   --------------    -----------
                                                             $       84,149     $          -   $       27,229    $    56,920
                                                             ==============     =============  ===============   ===========
         December 31, 1997:
            Redeemable preferred securities                  $       31,524     $          -   $       22,274    $     9,250
                                                             --------------     ------------   --------------    ----------
                                                             $       31,524    $           -   $       22,274    $     9,250
                                                             ==============    =============   ==============    ===========

                                                                                 Held-to-maturity securities
                                                             --------------------------------------------------------------
                                                                                    Gross            Gross
                                                                Amortized        Unrealized       Unrealized        Fair
                                                                  Cost              Gains           Losses          Value
                                                             --------------    -------------   --------------    -----------
         December 31, 1996:
            Corporate debt securities                        $       53,601    $           -   $        4,601    $    49,000
            U.S. Treasury securities                              2,642,619            9,959           51,368      2,601,210
                                                             --------------    -------------   --------------    -----------
                                                             $    2,696,220    $       9,959   $       55,969    $ 2,650,210
                                                             ==============    =============   ==============    ===========
         December 31, 1997:
            U.S. Treasury securities                         $    2,630,453    $       8,373   $        5,922    $ 2,632,904
                                                             --------------    -------------   --------------    -----------
                                                             $    2,630,453    $       8,373   $        5,922    $ 2,632,904
                                                             ==============    =============   ==============    ===========

         Pursuant to New York State insurance regulations, Arista maintains a mandatory trust fund with the Bank of New York containing U.S. Treasury securities and money market accounts with a carrying value of approximately $2,547,000 at December 31, 1996 and 1997.

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

14.    INVESTMENTS (Continued)

                                Investment Income

         Net investment income for the years ended 1995, 1996 and 1997 and for the six months ended June 30, 1998 consisted of the following:

                                                                  1995              1996             1997              1998
                                                             --------------    --------------   --------------    --------------
       Interest and dividends:
         Bonds and long-term investments                     $      174,156    $      161,812   $      148,582    $       75,969
         Short-term investments                                      77,978           258,391          328,765           170,539
                                                             --------------    --------------   --------------    --------------

               Total interest and dividends                         252,134           420,203          477,347           246,508

       Interest on note receivable from related party                     -            20,336           36,566            17,999
                                                             --------------    --------------   --------------    --------------

               Total investment income                       $      252,134    $      440,539   $      513,913    $      264,507
                                                             ==============    ==============   ==============    ==============

         Realized and unrealized gains and losses on investments for the years ended December 31, 1995, 1996 and 1997 and for the six months ended June 30, 1998 consisted of the following:

                                                                  1995              1996             1997              1998
                                                             --------------    --------------   --------------    --------------
         Realized gains (losses)
            Redeemable preferred securities                  $         (137)   $         (208)  $       (2,625)      $         -
            Equity securities                                             -                 -              106                 -
                                                             --------------    --------------   --------------    --------------

               Total realized losses                                   (137)             (208)          (2,519)                -
                                                             --------------    --------------   --------------    --------------

         Unrealized losses
            Equity securities                                          (358)             (159)            (194)              360
                                                             --------------    --------------   --------------    --------------

               Total unrealized losses                                 (358)             (159)            (194)              360
                                                             --------------    --------------   --------------    --------------

               Net investment loss                           $         (495)   $         (367)  $       (2,713)   $          360
                                                             ==============    ==============   ==============    ==============

                               Investment Maturity

         The following schedule sets forth the respective maturity dates as at December 31, 1997:

                                                            Available-for-sale securities
                                                            -----------------------------

                                                                                  Fair
                                                                 Cost             Value
                                                            --------------   --------------
         Due after one year through five years              $       31,524   $        9,250
                                                            ==============   ==============

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

14.    INVESTMENTS (Continued)

                                                                                 Held-to-maturity securities
                                                                                 ---------------------------
                                                                                                     Fair
                                                                                    Cost             Value
                                                                                    ----             -----
         Due after one year through five years                                 $    2,099,103   $    2,101,809
         Due after five years through ten years                                       531,350          531,095
                                                                               --------------   --------------
               Total                                                           $    2,630,453   $    2,632,904
                                                                               ==============   ==============

15.    STATUTORY MATTERS

         The following is a reconciliation of Arista's net stockholder's equity and net income (loss) determined on the statutory basis of accounting required by insurance regulation to amounts of equity and net income (loss) included in the financial statements of Arista prepared on the basis of generally accepted accounting principles for each of the years ended December 31, 1995, 1996 and 1997:

                                                                                    1995             1996              1997
                                                                               --------------   ---------------   ---------------
         Capital and surplus reported for SAP purposes                         $    6,432,629   $     6,175,568    $    6,206,020
         Add (deduct):
            Inclusion of nonadmitted assets                                         1,872,086         1,956,065         2,624,539
            Surplus notes payable                                                  (3,000,000)       (3,000,000)       (3,000,000)
            Deferred costs, net of tax                                                441,221           205,689            66,158
            Claims reserves, net of tax                                               559,193           509,495           548,059
            Unrealized depreciation on marketable securities, net                     (16,038)          (31,425)          (26,471)
            Other, net of tax                                                          70,330            18,427           217,267
            Adjustment to premiums receivable, net of tax                             533,443           533,443           533,443
            Prior period tax over accrual                                            (360,883)        (359,082)          (330,248)
            Realized gain on investments, net of tax                                  (33,853)          (27,720)          (27,370)
            NOL carryforward                                                                -            34,500                 -
                                                                               --------------   ---------------    --------------
                 Stockholder's equity reported in
                    Arista's financial statements                              $    6,498,128   $     6,014,960    $    6,811,397
                                                                               ==============   ===============    ==============

         Net income (loss) reported for SAP purposes                           $      231,349   $       (61,398)   $      698,926
         Add (deduct):
            Deferred costs, net of tax                                                131,036          (235,532)         (139,531)
            Other, net of tax                                                         (48,427)          (51,902)          164,339
            Claims reserves, net of tax                                               (20,922)          (49,698)           38,564
            Adjustment to premiums receivable, net of tax                             504,752                 -                 -
            Realized gain on investments, net of tax                                        -             6,133               350
            Amortization of intangible asset, net of tax                             (122,705)                -                 -
            Gain on sale of subsidiary, net of tax                                    (76,404)                -                 -
            Income tax expense differences                                           (210,152)            1,800            28,834
                                                                               --------------   ---------------    --------------
                 Net income (loss) reported in Arista's
                    financial statements                                       $      388,527   $      (390,597)   $      791,482
                                                                               ==============   ===============    ==============

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

15.    STATUTORY MATTERS (Continued)

         Arista was in compliance with the NYSID minimum statutory capital and surplus requirement at December 31, 1995, 1996 and 1997.

         Under the New York State Insurance Law, Arista may pay dividends only out of its statutory earned surplus. In addition, the maximum amount of dividends that may be paid in any twelve-month period without regulatory approval is the lesser of the adjusted net investment income or 10% of its surplus. During 1996 Arista paid a dividend of $111,684.

16.    BUSINESS ACQUISITION

         Stock Purchase Agreement

            On December 31, 1991, Arista entered into an agreement to acquire all the outstanding shares of American. In December 1991 the NYSID approved the assumption of American's disability business by Arista and approved the acquisition of American in April 1992. The acquisition was accounted for as a purchase. The purchase price was originally to consist of: (1) a $175,000 cash payment; (2) a credit against the purchase price of $898,973, which represented American's statutory negative capital and surplus balance as of December 31, 1991; and (3) an amount equal to 7-1/2% of earned premiums, as defined, on American policies renewed or rewritten during the period com mencing January 1, 1992 and ending December 31, 1993.

            Arista had the right to make certain adjustments to the purchase price for various income and expense items as mutually agreed upon. All payments due under the agreement were to be held in escrow until the final purchase price was determined, prior to October 15, 1994. Due to a shortfall in earned premiums and certain agreed-upon adjustments to the purchase price no payments were due to American. Expenses incurred by the Company in connection therewith were capitalized as part of the purchase price, and were written off in connection with the sale of American as discussed in Note 3.

            Under the purchase method of accounting, the allocation of the purchase price to the fair value of American's assets and liabilities is required. Such allocation was finalized in 1994 when the purchase price was finally determined. The excess of fair value of net assets acquired over the purchase price of $216,740 was allocated to reduce the intangible asset. The unamortized intangible asset was written off in 1995 in connection with the sale of American (see Note 3). Amortization expense was $248,957 for the year ended December 31, 1995.

17.    INDUSTRY SEGMENTS

         The Company is engaged principally in the business of writing disability insurance policies in New York State. In 1993 the Company amended the charter and license of Arista to write glass insurance which is part of the property and casualty line of business. The Company also provides third party administrative services for other insurance companies, including competitor entities. Except for disability insurance segment, all other segments of the Company are insignificant. Revenues by segment for the years ended December 31, 1995, 1996 and 1997 and for the six months ended June 30, 1998 were as follows:

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1995, 1996 AND 1997
                      (INFORMATION AS OF JUNE 30, 1998 AND
                   FOR THE SIX MONTHS THEN ENDED IS UNAUDITED)

17.    INDUSTRY SEGMENTS (Continued)

                                                                  1995              1996             1997              1998
                                                             --------------    --------------   --------------    --------------
         Disability insurance                                $   26,091,714    $   23,160,259   $   20,763,439    $    9,511,264
         Property and casualty                                            -                 -                -                 -
         Third party administrative                                 204,367           260,664          351,346           198,790
                                                             --------------    --------------   --------------    --------------

               Total revenues                                $   26,296,081    $   23,420,923   $   21,114,785    $    9,710,054
                                                             ==============    ==============   ==============    ==============

18.    MAJOR CUSTOMER

         For the year ended December 31, 1996, one group, Federation of Jewish Philanthropies ("FOJP"), accounted for approximately 11% of Arista's revenue. No other customer accounted for 10% or more of the Company's consolidated revenues or Arista's revenues in the year ended December 31, 1996. For the years ended December 31, 1995 and 1997, no one group accounted for 10% or more of Arista's revenues. However, Arista underwrites disability insurance for two large groups with combined earned premiums of approximately $3,692,000 in 1995 and $2,506,000 in 1997.

         In January 1998, Arista was notified by FOJP that effective February 1, 1998, the group would no longer carry its disability insurance policies with Arista. Arista and FOJP are negotiating a settlement of all unpaid premiums and claims under the agreement. Although Arista expects that the outcome of the investigation will involve substantial additional earned premiums to be collected, no amounts have been accrued in the accompanying financial statements as negotiations are continuing. Earned premiums recognized from FOJP for the years ended December 31, 1995, 1996 and 1997 aggregated $2,034,000, $2,468,331 and $1,266,499, respectively.

19.    FOURTH QUARTER ADJUSTMENT

         During the fourth quarter of 1996, the Company recorded a charge to operations of $757,350 ($0.29 per share), representing compensation resulting from the exercise of stock warrants and options by certain officers of the Company and Arista.

                             ARISTA INVESTORS CORP.

                                   SCHEDULE I
                       SUMMARY OF INVESTMENTS - OTHER THAN
                         INVESTMENTS IN RELATED PARTIES

                                DECEMBER 31, 1997

                                                                                                     Amount
                                                                   Cost or                           shown in
                                                                  amortized         Market          the balance
                       Type of Investment                           cost             value             sheet
----------------------------------------------------           -------------    --------------    -------------
Held-to-maturity securities:
   United States Government and government
      agencies and authorities                                 $    2,630,453   $    2,632,904    $    2,630,453

Available for sale:
   Redeemable preferred stocks                                         31,524            9,250             9,250

Trading security:
   Common stock                                                           279               85                85
                                                               --------------   --------------    --------------

                                                               $    2,662,256   $    2,642,239    $    2,639,788
                                                               ==============   ==============    ==============

                        See independent auditors' report.

                             ARISTA INVESTORS CORP.

                                   SCHEDULE II
                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                              (PARENT COMPANY ONLY)
                                 BALANCE SHEETS

                                                                                                          DECEMBER 31,

                                                                                                     1996              1997
                                                                                                --------------    ---------------
                                   A S S E T S
                                   -----------

Investment in subsidiaries                                                                      $    6,496,979    $    7,181,474
Cash and equivalents                                                                                   465,316           248,256
Prepaid expenses and other assets                                                                      119,258           187,092
Deferred tax asset                                                                                     447,597           738,049
                                                                                                --------------    --------------
        Total assets                                                                            $    7,529,150    $    8,354,871
                                                                                                ==============    ==============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

Liabilities:
   Accounts payable and accrued expenses                                                        $      310,593    $      495,162
   Due to subsidiaries, net                                                                            948,063         1,488,895
                                                                                                --------------    --------------
        Total liabilities                                                                            1,258,656         1,984,057
Stockholders' equity                                                                                 6,270,494         6,370,814
                                                                                                --------------    --------------
        Total liabilities and stockholders' equity                                              $    7,529,150    $    8,354,871
                                                                                                ==============    ==============

                            STATEMENTS OF OPERATIONS

                                                                                                YEARS ENDED DECEMBER 31,
                                                                               -------------------------------------------------
                                                                                    1995             1996              1997
                                                                               --------------   --------------    --------------
Investment income                                                              $       17,883   $       33,158    $       48,061
Corporate and administrative expenses                                                 464,340        1,337,158           897,520
                                                                               --------------   --------------    --------------
        Loss from operations before income tax benefits
           and equity in net income (loss) of subsidiaries                           (446,457)      (1,304,000)         (849,459)
Income tax expense (benefits)                                                         256,411         (693,367)         (265,284)
                                                                               --------------   --------------    --------------
        Loss from operations before equity in net
           income (loss) of subsidiaries                                             (702,868)        (610,633)         (584,175)
Equity in net income (loss) of subsidiaries                                           959,391         (565,230)          684,495
                                                                               --------------   --------------    --------------
        Net income (loss)                                                      $      256,523   $   (1,175,863)   $      100,320
                                                                               ==============   ==============    ==============

The accompanying condensed financial information should be read in conjunction with the consolidated financial statements and notes thereto of Arista Investors Corp. as of December 31, 1996 and 1997 and for each of the three years in the period ended December 31, 1997.

                                   (Continued)

                             ARISTA INVESTORS CORP.

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                              (PARENT COMPANY ONLY)
                            STATEMENTS OF CASH FLOWS

                                                                                                YEARS ENDED DECEMBER 31,
                                                                               ------------------------------------------------
                                                                                    1995             1996                 1997
                                                                               --------------   --------------        ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                                           $      256,523   $   (1,175,863)   $      100,320
   Adjustments to reconcile net income (loss) to net
     cash used in operating activities:
      Depreciation                                                                      1,039            1,629             1,404
      Equity in net (income) loss of subsidiaries                                    (959,391)         565,230          (684,495)
      Compensation arising from exercise of options
        and warrants                                                                        -          757,350                 -
   Increase (decrease) in assets and liabilities:
      Due to subsidiaries                                                             481,502          (97,323)          540,832
      Prepaid expenses and other assets                                               215,838            7,128           (69,238)
      Deferred tax asset                                                                    -         (447,597)         (290,452)
      Accounts payable and accrued expenses                                          (158,417)         153,805           184,569
                                                                               --------------   --------------    --------------

           Net cash used in operating activities                                     (162,906)        (235,641)         (217,060)
                                                                               --------------   --------------    --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of investments, net                                                            -                -                 -
   Proceeds from sale of investments                                                  207,818                -                 -
   Dividend from subsidiary                                                                 -                -                 -
                                                                               --------------   --------------    --------------

           Net cash provided by investing activities                                  207,818                -                 -
                                                                               --------------   --------------    --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Issuance of Class A common stock                                                         -          395,300                 -
                                                                               --------------   --------------    --------------

           Net cash provided by financing activities                                        -          395,300                 -
                                                                               --------------   --------------    --------------

           Increase (decrease) in cash and equivalents                                 44,912          159,659          (217,060)

CASH AND EQUIVALENTS:
   Beginning of year                                                                  260,745          305,657           465,316
                                                                               --------------   --------------    --------------

   End of year                                                                 $      305,657   $      465,316    $      248,256
                                                                               ==============   ==============    ==============

                                   (Continued)

                             ARISTA INVESTORS CORP.

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                              (PARENT COMPANY ONLY)
                            STATEMENTS OF CASH FLOWS

                                   (CONTINUED)

                                                                                           YEARS ENDED DECEMBER 31,
                                                                               --------------------------------------------
                                                                                    1995             1996              1997
                                                                               --------------   --------------    ---------
SUPPLEMENTAL CASH FLOW DISCLOSURE:
 Cash paid during the year for:
      Income taxes                                                             $       17,713   $       21,510    $       27,720
                                                                               ==============   ==============    ==============

      Interest                                                                 $            -   $            -    $            -
                                                                               ==============   ==============    ==============

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING ACTIVITIES:
   The Company received a note and issued Class A
      common stock as follows:
        Secured promissory note receivable                                     $            -   $     (500,000)   $            -
        Compensation expense                                                                -         (757,350)                -
        Issuance of Class A common stock                                                    -        1,652,650                 -
                                                                               --------------   --------------    --------------

           Cash received                                                       $            -   $      395,300    $            -
                                                                               ==============   ==============    ==============

The accompanying condensed financial information should be read in conjunction with the consolidated financial statements and notes thereto of Arista Investors Corp. as of December 31, 1996 and 1997 and for each of the three years in the period ended December 31, 1997.

                                   (Continued)

                             ARISTA INVESTORS CORP.

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                              (PARENT COMPANY ONLY)
                    NOTES TO CONDENSED FINANCIAL INFORMATION
                        DECEMBER 31, 1995, 1996 AND 1997

1.         BASIS OF PRESENTATION

           Pursuant to the rules and regulations of the Securities and Exchange Commission, the Condensed Financial Information of the Registrant does not include all of the information and notes normally included with financial statements prepared in accordance with generally accepted accounting principles. It is therefore suggested that these condensed financial statements be read in conjunction with the consolidated financial statements and notes thereto included in the Company's Annual Report as referenced in Form 10-K, Part II, Item 8, pages F-1 to F-37.

2.         CASH DIVIDENDS FROM SUBSIDIARY

           In April 1996, Arista paid dividends to the Company in the amount of $111,684.

                        See independent auditors' report.

                             ARISTA INVESTORS CORP.

                                  SCHEDULE III
                        SUPPLEMENTAL SEGMENT INFORMATION
                     YEARS ENDED DECEMBER 31, 1996 AND 1997

                                                FUTURE
                                                POLICY
                                               BENEFITS,                       OTHER
                                                LOSSES,                       POLICY
                                DEFERRED        CLAIMS                      CLAIMS AND                       NET
                                 POLICY        AND LOSS       UNEARNED       BENEFITS        PREMIUM      INVESTMENT
           SEGMENT             ACQUISITION     EXPENSES       PREMIUMS        PAYABLE        REVENUE        INCOME
          COLUMN A              COLUMN B       COLUMN C       COLUMN D       COLUMN E       COLUMN F       COLUMN G
---------------------------    -----------   ------------   ------------   ------------   -----------    -----------
        1996

Disability insurance            $790,137      $4,351,500     $ 1,397,380    $        -    $11,580,130      $ 440,539

Property and casualty                  -               -               -             -              -              -

Third party administrative
   service                             -               -               -             -        260,664              -
                                --------      ----------     -----------    ----------    -----------      ---------

                                $790,137      $4,351,500     $ 1,397,380    $        -    $11,840,794      $ 440,539
                                ========      ==========     ===========    ==========    ===========      =========

        1997

Disability insurance            $484,398      $3,391,950     $ 1,464,800    $        -    $10,381,720      $ 513,913

Property and casualty                  -               -               -             -              -              -

Third party administrative
   service                             -               -               -             -        351,346              -
                                --------      ----------     -----------    ----------    -----------      ---------

                                $484,398      $3,391,950     $ 1,464,800    $        -    $10,733,066      $ 513,913
                                ========      ==========     ===========    ==========    ===========      =========

                                  BENEFIT,     AMORTIZATION
                                   CLAIMS,      OF DEFERRED
                                LOSSES AND        POLICY          OTHER
                                SETTLEMENT     ACQUISITION      OPERATING     PREMIUMS
                                  EXPENSES         COSTS        EXPENSES       WRITTEN
                                  COLUMN H       COLUMN I       COLUMN J      COLUMN K
                                -----------    -----------    -----------   ----------
        1996

Disability insurance            $ 7,644,155     $ 332,633    $ 5,992,363   $ 23,229,429

Property and casualty                     -             -              -             -

Third party administrative
   service                                -             -              -             -
                                -----------     ----------   ------------  ------------

                                $ 7,644,155     $  332,633   $ 5,992,363   $ 23,229,429
                                ===========     ==========   ============  ============

        1997

Disability insurance            $ 6,106,347     $  319,775   $ 4,332,163   $ 20,830,859

Property and casualty                     -              -             -              -

Third party administrative
   service                                -              -             -              -
                                -----------    -----------   -----------   ------------

                                $ 6,106,347     $  319,775   $ 4,332,163   $ 20,830,859
                                ===========     ==========   ===========   ============

                        See independent auditors' report.

                             ARISTA INVESTORS CORP.

                                   SCHEDULE IV
                                   REINSURANCE

                          YEAR ENDED DECEMBER 31, 1997

                                                                                                                    PERCENTAGE
                                                                  CEDED            ASSUMED                           OF AMOUNT
                                                 GROSS          TO OTHER         FROM OTHER           NET           ASSUMED TO
                                                AMOUNT        COMPANIES(1)       COMPANIES            AMOUNT        NET AMOUNT
                                            --------------   -------------       ----------      -------------      ------------
Life insurance in force                     $            -   $            -      $        -     $            -          0%
                                            ==============   ==============      ==========     ==============          =

Premiums:
   Life insurance                           $            -   $            -      $        -      $           -          0%
   Accident and health                          20,763,439       10,381,720               -         10,381,719          0
   Property and liability                                -                -               -                  -          0
   Title insurance                                       -                -               -                  -          0
                                            --------------   --------------      ----------      -------------          -

                                            $   20,763,439   $   10,381,720      $        -      $  10,381,719          0%
                                            ==============   ==============      ==========     ==============          =

(1) No amounts of reinsurance or coinsurance income have been netted against premium ceded.

                       See independent auditors' report.

                             ARISTA INVESTORS CORP.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  INTRODUCTION

As discussed elsewhere herein, Arista has entered into a Coinsurance and Assumption Reinsurance Agreement (the "Treaty") subject to the approval of the Superintendent of Insurance of the State of New York and the Company's shareholders, pursuant to which it has agreed to cede to The Guardian Life Insurance Company of America ("The Guardian") all New York State statutory, super statutory and voluntary disability benefits insurance (collectively, the "insurance business") underwritten by Arista. Under the Treaty The Guardian will assume all of Arista's insurance liabilities (other than liabilities arising from acts, errors or omissions by Arista). In exchange for the transfer of the insurance business, Arista will receive a fee based on its estimated earned premiums for the preceding twelve months. The Company will concurrently enter into an Administrative Services Agreement (the "TPA Agreement") with The Guardian to service all insurance business insured by The Guardian for a fee based on the premium earned by The Guardian. The Company may earn additional fees depending upon the performance results achieved by The Guardian, as well as fees based on the premiums earned from other administrative services agreements. The TPA Agreement is effective for a period of up to five years from its effective date, subject (under certain conditions) to earlier termination by The Guardian. The sale will accelerate certain payments by the Company and Arista including Arista's Surplus Note (subject to approval by the New York State Superintendent of Insurance), and other amounts pursuant to employment agreements with the Company's executive vice president and its chairman.

The accompanying condensed consolidated financial information has been prepared to provide each stockholder with information useful in analyzing the future prospects of the Company by illustrating the possible scope of change in the Company's historical financial statements that would result from the sale and related transactions described above and in Proposal 1 of this Proxy Statement. The Unaudited Pro Forma Condensed Consolidated Balance Sheet has been adjusted as if all the transactions occurred on June 30, 1998. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997 and for the six months ended June 30, 1998 has been prepared as if all the transactions occurred on January 1, 1997. Further, although the accompanying pro forma balance sheet reflects and/or gives effect to the gain on the sale of the insurance business of Arista, such gain was excluded from the accompanying pro forma statements of operations at December 31, 1997. The accompanying pro forma financial information is unaudited and not necessarily indicative of the results that would actually have occurred if the transactions had been consummated as of January 1, 1997 or June 30, 1998, or the results which may be obtained in the future.

The pro forma adjustments, as described in the notes to the Unaudited Pro Forma Condensed Consolidated Financial Information are based on available information and upon certain assumptions that management believes are reasonable. The accompanying Unaudited Condensed Consolidated Financial Information should be read in conjunction with the historical financial statements of the Company included elsewhere in this Proxy Statement.

                             ARISTA INVESTORS CORP.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1998
                                     ($000)

                                                                     HISTORICAL        ADJUSTMENTS              PRO FORMA
                                                                     ----------        -----------              ---------
               ASSETS
               ------

INVESTMENTS                                                             $ 2,634        (D  $      64           $  2,698

CASH AND EQUIVALENTS                                                      8,241        (A)     3,358              2,650
                                                                                       (B)     2,911
                                                                                       (C)    (3,827)
                                                                                       (E)    (3,855)
                                                                                       (F)    (2,154)
                                                                                       (I)      (250)
                                                                                       (J)    (1,856)
                                                                                       (K)      (128)
                                                                                       (L)       210

PREMIUMS RECEIVABLE                                                       3,499        (B)    (3,499)                 -

DEFERRED POLICY ACQUISITION COSTS                                           329        (D)      (329)                 -

PREPAID AND REFUNDABLE INCOME TAXES                                         823                                     823

FURNITURE AND EQUIPMENT                                                     100                                     100

RECEIVABLE RELATED PARTIES                                                  460        (L)      (460)                 -

OTHER ASSETS                                                              1,431        (C)      (384)             1,047
                                                                      ---------            ---------           --------
               Total assets                                           $  17,517            $ (10,199)          $  7,318
                                                                      =========            =========           ========

                                   (Continued)

                             ARISTA INVESTORS CORP.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            JUNE 30, 1998 - CONTINUED
                                     ($000)

                                                                           HISTORICAL               ADJUSTMENTS     PRO FORMA
                                                                           ----------               -----------     ---------
            LIABILITIES AND
            ---------------
          STOCKHOLDERS' EQUITY
          --------------------

LIABILITIES:
    Payable to reinsurer                                                    $     564        (F)   $     (564)       $      -
    Claims liabilities                                                          2,704        (C)       (2,704)              -
    Commissions payable                                                           755        (B)         (553)              -
                                                                                             (F)         (202)

    Accounts payable and accrued expenses                                       2,278        (B)          (35)              -
                                                                                             (E)         (855)
                                                                                             (F)       (1,388)
    Deferred income taxes                                                         254        (H)         (428)           (174)
    Surplus note payable                                                        2,887        (E)       (3,000)              -
                                                                                             (E)          113
    Unearned premiums                                                           1,507        (C)       (1,507)              -
                                                                            ---------              ----------        --------
               Total liabilities                                               10,949                 (11,123)           (174)
                                                                            ---------              ----------        --------
STOCKHOLDERS' EQUITY:
    Class A common stock                                                           26        (G)            1              26
    Class B common stock                                                            1        (G)           (1)              -
    Common stock warrants                                                         150        (E)         (150)              -
    Additional paid-in capital                                                  5,839        (G)          (66)          5,897
                                                                                             (M)          (27)
                                                                                             (E)          150
    Retained earnings                                                           1,102        (A)        3,358           1,569
                                                                                             (M)          (23)
                                                                                             (D)         (265)
                                                                                             (E)         (113)
                                                                                             (G)         (434)
                                                                                             (H)          428
                                                                                             (I)         (250)
                                                                                             (J)       (1,856)
                                                                                             (K)         (128)
                                                                                             (L)         (250)
    Net unrealized loss on investment securities                                  (23)       (M)           23               -
                                                                            ---------              ----------        --------
                                                                                7,095                     397           7,492
    Secured promissory note from shareholder                                     (500)       (G)          500               -
    Cost of stock held in treasury                                                (27)       (M)           27               -
                                                                            ---------              ----------        --------
               Total stockholders' equity                                       6,568                     924           7,492
                                                                            ---------              ----------        --------
                                                                            $  17,517              $  (10,199)       $  7,318
                                                                            =========              ==========        ========

  See notes to unaudited pro forma condensed consolidated financial statements.

                             ARISTA INVESTORS CORP.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                         ($000, except per share amount)

                                                        YEAR ENDED DECEMBER 31, 1997           SIX MONTHS ENDED JUNE 30, 1998
                                               -------------------------------------------   ----------------------------------
                                               HISTORICAL     ADJUSTMENTS        PRO FORMA   HISTORICAL   ADJUSTMENTS PRO FORMA
                                               -----------    -----------        ---------  ------------  ----------- ---------
REVENUE:
   Gross earned premium                        $    20,764     (N) $(20,764)     $      -   $   9,511   (N)  $(9,511) $       -
   Ceded earned premium                             10,382     (N)  (10,382)            -       4,630   (N)   (4,630)         -
                                               -----------         --------      --------   ---------        -------   ---------
           Net earned premium                       10,382          (10,382)            -       4,881         (4,881)         -

   Third party administrative fees                             (O)    3,422         3,422               (O)    1,680      1,680

                                                       351     (N)     (351)            -         199   (N)     (199)         -
   Investment income, net                              511     (N)     (511)            -         264   (N)     (264)         -
                                                               (O)       20            20               (O)        8          8
   Other income                                          7     (N)       (7)            -          17   (N)      (17)         -
                                               -----------          -------       -------   ---------        -------  ---------
           Total revenue                            11,251           (7,809)        3,442       5,361         (3,673)     1,688
                                               -----------          -------       -------   ---------        -------  ---------
EXPENSES:
   Underwriting:
      Gross claims incurred                         12,213     (N)  (12,213)            -       4,981   (N)   (4,981)         -
      Ceded claims incurred                          6,106     (N)   (6,106)            -       2,491   (N)   (2,491)         -
                                               -----------          -------       -------   ---------        -------  ---------
           Net claims incurred                       6,107           (6,107)            -       2,490         (2,490)         -
                                               -----------          -------       -------   ---------        -------  ---------
      Gross commissions incurred                     3,907     (N)   (3,907)            -       1,887   (N)   (1,887)         -
      Ceded commissions incurred                     3,938     (N)   (3,938)            -       1,482   (N)   (1,482)         -
                                               -----------          -------       -------   ---------        -------  ---------
           Net commissions incurred                    (31)             (31)            -         405           (405)         -
                                               -----------          -------       -------   ---------        -------  ---------
           Total underwriting expenses               6,076           (6,076)            -       2,895         (2,895)         -
                                                                                                        (O)      880        880
                                                               (O)    2,105         2,105               (O)      540        540
                                                               (O)      740           740
   General and administrative expenses               4,682     (N)   (4,682)            -       2,273   (N)   (2,273)         -
                                               -----------          -------       -------   ---------        -------  ---------
           Total expenses                           10,758           (7,913)        2,845       5,168         (3,748)     1,420
                                               -----------          -------       -------   ---------        -------  ---------
           Income (loss) before provision
              for income taxes                         493              104           597         193             75        268

PROVISION FOR INCOME TAXES                             393     (N)      393             -         127   (N)     (127)         -
                                                               (O)     (233)          233               (O)      118        118
                                               -----------          -------       -------   ---------        -------  ---------
           Net income                            $     100         $    264       $   364   $      66        $    84  $     150
                                               ===========         ========       =======   =========        =======  =========
EARNINGS PER COMMON SHARE                        $    0.04         $   0.10       $  0.14   $    0.03        $  0.03  $    0.06
                                               ===========          =======       =======   =========        =======  =========
WEIGHTED AVERAGE SHARES OUTSTANDING:
   Basic and diluted                             2,617,500        2,617,500     2,617,500   2,617,500      2,617,500  2,617,500
                                               ===========        =========     =========   =========      =========  =========

  See notes to unaudited pro forma condensed consolidated financial statements.

                             ARISTA INVESTORS CORP.

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
         AS OF JUNE 30, 1998 AND FOR THE YEAR ENDED DECEMBER 31, 1997
                      AND SIX MONTHS ENDED JUNE 30, 1998

(A) Represents the estimated cash to be received by Arista from The Guardian as a cession allowance for the sale of the insurance business. The cession allowance is estimated at 18% of the earned premiums by Arista for the twelve months preceding the date of sale. Management believes the actual sale price will not materially differ from $3,357,700 (18% of $18,653,957).

(B) Adjustment to transfer from Arista to The Guardian Arista's due premium receivable, net of commissions, fees and premium taxes as follows:

                                                                                  12/31/97          6/30/98
                                                                               ---------------  ---------------
                 Gross premium receivable                                      $    2,979,000   $    3,499,000
                 Commissions payable, net                                            (451,706)        (552,971)
                 NYS Premium tax accrued                                              (29,790)         (34,990)
                                                                               --------------   --------------

                                                                               $    2,497,504   $    2,911,039
                                                                               ==============   ==============

(C) Adjustment to transfer from Arista to The Guardian disability related reserves as follows:

                                                                                  12/31/97          6/30/98
                                                                                  --------          -------
                 Arista's claim reserves, excluding provision for DBL
                     assessments and loss adjustment expenses                  $    3,065,000   $    2,350,000
                 Arista's GAAP assessment reserves                                    235,000          283,700
                 Arista's loss adjustment expense reserves                             91,950           70,500
                                                                               --------------   --------------

                     Net unpaid claims liabilities                                  3,391,950        2,704,200
                                                                               --------------   --------------

                 Unearned premium reserves                                          1,465,000        1,506,600
                 Prepaid commissions to brokers                                      (353,400)        (369,265)
                 Premium tax                                                          (14,650)         (15,066)
                                                                               --------------   --------------

                     Unearned reserves, net of offsets                              1,096,950        1,122,269
                                                                               --------------   --------------

                     Total reserves                                            $    4,488,900   $    3,826,469
                                                                               ==============   ==============

(D) Adjustment to record "held-to-maturity" investments from cost to fair value, and to write-off the unamortized deferred policy acquisition costs related to the policies sold to The Guardian.

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS - CONTINUED
         AS OF JUNE 30, 1998 AND FOR THE YEAR ENDED DECEMBER 31, 1997
                      AND SIX MONTHS ENDED JUNE 30, 1998

(E)  Adjustment to record the payment of the principal balance of the surplus note issued by Arista to CLUMCO. On the effective date of the agreement, the surplus note will become payable upon demand by CLUMCO. The surplus note must be paid prior to the closing of the sale of Arista, and such payment is to be made from the free and divisible surplus of Arista, subject to prior approval of the New York State Insurance Department:

              Surplus note                                                                      $    3,000,000
              Detachable stock warrants                                                                150,000
              Interest expense                                                                         112,500
              Accrued interest                                                                         855,386
              Unamortized discount                                                                    (112,500)
              Additional paid-in capital                                                              (150,000)
              Cash payment                                                                          (3,855,386)
                                                                                                --------------
                                                                                                $            -
                                                                                                ==============

(F) Adjustment to record the payment of commissions payable and accounts payable and accrued expenses incurred in connection with Arista's insurance business sold to The Guardian.

(G) Adjustment to record the exercise of Class B option by the Company as follows:

              Class B Common canceled                                                           $          474
              Additional paid-in capital                                                                65,886
              Retained earnings - dividend to Class B shareholder                                      434,114
              Class A Common issued                                                                       (474)
              Secured promissory note from shareholder                                                (500,000)
                                                                                                --------------
                                                                                                $            -
                                                                                                ==============

(H) Adjustment to record the change in deferred income taxes resulting from the elimination of the temporary differences due to the sale of the insurance business to The Guardian. The assets and liabilities were sold and therefore the temporary differences were eliminated, as follows:

              Deferred tax assets:

                 Commissions payable                                                            $      330,935
                 Other assets                                                                              585
                 Accounts payable and accrued expenses                                                   4,907
                                                                                                --------------

                                                                                                       336,427

              Deferred tax liability:

                 Deferred acquisition costs                                                            128,319
                 Claims liabilities                                                                    286,767
                 Reinsurance                                                                           348,972
                                                                                                --------------

                                                                                                       764,058
                                                                                                --------------
                                                                                                $      427,631
                                                                                                ==============

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS - CONTINUED
         AS OF JUNE 30, 1998 AND FOR THE YEAR ENDED DECEMBER 31, 1997
                       AND SIX MONTHS ENDED JUNE 30, 1998

(I) Adjustment to recognize the estimated aggregate professional costs incurred and to be incurred in connection with the sale of the insurance business to The Guardian.

(J) Adjustment to recognize "termination payments" to Kooper and Mandel who have employment agreements which will terminate upon the cession of insurance to The Guardian, and such terminations will entitle them to each receive a lump sum "golden parachute payment" equal to the maximum amount that will not trigger the excise tax payable in the event of an "excess parachute payment," as defined in the Internal Revenue Code of 1986, as amended.

(K) Adjustment for payments to insurance carriers on behalf of Kooper and Mandel of amounts to render as "paid up" the premiums for the split-dollar life insurance provided to them under their respective employment agreements.

(L) Adjustment for receipt of $209,750 from Mandel for salary advances and write-off of the remaining $249,837 of life insurance premium pursuant to employment agreements with Kooper and Mandel.

(M) Adjustment to write off cost of treasury shares and unrealized loss on investment securities charged to stockholders' equity.

(N) Adjustment as of January 1, 1997 to eliminate insurance underwriting revenues and underwriting expenses pertaining to New York State disability insurance business sold to The Guardian, and other related income and expenses.

(O) Adjustment to record TPA operations as if the Company commenced performance under the TPA Agreement effective January 1, 1997:

                                                                                                      Six
                                                                                    Year            Months
                                                                                    Ended            Ended
                                                                                  12/31/97          6/30/98
                                                                                  --------          -------
                 Fee revenues                                                  $    3,422,300   $    1,680,000
                 Operating expenses                                                (2,104,600)        (880,000)
                                                                               --------------   --------------

                          Operating profit                                          1,317,700          800,000

                 Interest income                                                       20,000            8,000
                 General and administrative expenses                                 (740,000)        (540,000)
                                                                               --------------   --------------

                          Income before income taxes                           $      597,700   $      268,000
                                                                               ==============   ==============

       Under the TPA Agreement the Company receives a service fee for administrative functions based on both fixed and variable percentages of paid premiums earned by the underwriter. The Company earns a basic fee of 7% based on paid premiums. The basic fee is subject to a service fee adjustment of +/- 1% of paid premium, depending on actual performance calculated semi-annually. If certain levels of performance are met, the Company may earn an additional 1% "audit based fee"; if performance falls below a specified level of performance, 1% would be deducted from the basic fee. Under no circumstances would the annual service fee be less than 6% per year. The Company may also earn an additional "experience incentive fee" ("EIF") based

                                                                     (Continued)

                             ARISTA INVESTORS CORP.

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS - CONTINUED
         AS OF JUNE 30, 1998 AND FOR THE YEAR ENDED DECEMBER 31, 1997
                       AND SIX MONTHS ENDED JUNE 30, 1998

on claim experience. EIF is based on a percentage of earned premium on administered contracts calculated annually based on the following formula: EIF =
 .5x (.88 less .59 (assumed loss ratio), less .01 (premium tax), less .018 (assessment reserves), less .1625 (commissions)). Under this formula, EIF may not be less than 0% or higher than 5%. Cost percentage is defined as incurred claims plus commissions earned plus premium tax and DBL assessments incurred divided by earned premiums. The Company's agreement with U.S. Life calls for a service fee ranging from 6.5% to 7.5% based on premiums earned by the underwriter. Paid premiums from policyholders aggregated approximately $22,156,265 for the year ended December 31, 1997 and $9,032,664 for the six months ended June 30, 1998. Paid premiums from U.S. Life policyholders aggregated approximately $628,521 for the year ended December 31, 1997 and $457,395 for the six months ended June 30, 1998. Fee revenues are based on the Company's actual performance and experience during the respective periods.

                        ASSUMPTION REINSURANCE AGREEMENT

                                     between

                            ARISTA INSURANCE COMPANY,

                             ARISTA INVESTORS CORP.

                                       and

                 THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----
ARTICLE I       DEFINITIONS....................................          2
ARTICLE II      REPRESENTATIONS AND WARRANTIES.................          4
ARTICLE III     BUSINESS REINSURED.............................          5
ARTICLE IV      GENERAL PROVISIONS.............................          7
ARTICLE V       REINSURANCE PREMIUM............................          9
ARTICLE VI      ASSUMPTION CERTIFICATES........................          9
ARTICLE VII     CONDITIONS PRECEDENT...........................         12
ARTICLE VIII    DUTY OF COOPERATION............................         13
ARTICLE IX      ARBITRATION....................................         13
ARTICLE X       INDEMNIFICATION................................         14
ARTICLE XI      MISCELLANEOUS PROVISIONS.......................         15


                                    EXHIBITS

A     Certificate of Assumption


                                    SCHEDULES

1     Reinsurance Report
2     List of Existing Policies
3     List of New Policies Issued by the Company

                        ASSUMPTION REINSURANCE AGREEMENT

                  This Assumption Reinsurance Agreement (the "Agreement"), is made and entered into as of September 23, 1998, by and between ARISTA INSURANCE COMPANY, a property/casualty insurance company organized and existing under the laws of the State of New York (the "Company"), ARISTA INVESTORS CORP., a holding company organized and existing under the laws of the State of Delaware (the "Administrator"), and THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA, a life insurance company organized and existing under the laws of the State of New York (the "Reinsurer").

                  WHEREAS, the Company desires to completely exit, as of the Effective Date (as hereinafter defined), the business of insuring risks pursuant to the New York State Statutory, Super Statutory and Voluntary Disability Benefits Law;

                  WHEREAS, the Company, in order to effect such exit from the business of providing insurance pursuant to the New York State Statutory, Super Statutory and Voluntary Disability Benefits Law, intends to assumption reinsure all Reinsured Policies (as hereinafter defined) and those New Policies (as hereinafter defined) issued by the Company with the Reinsurer to the extent that insureds do not object, and to cancel the policies of insureds who do object to an assumption by the Reinsurer;

                  WHEREAS, the Company has agreed to cede to the Reinsurer, and the Reinsurer has agreed to accept and assumption reinsure, all New Policies issued by the Company and 100% of the Reserves and Liabilities (as hereinafter defined) arising under or with respect to all Reinsured Policies on the Effective Date contingent upon the prior receipt of any and all applicable regulatory approvals and notice to relevant Policyholders under the terms and conditions set forth herein;

                  WHEREAS, the Company agrees to transfer responsibility to the Reinsurer, and the Reinsurer agrees to accept such responsibility, to provide all administrative services with respect to the Reinsured Policies; and

                  WHEREAS, the Reinsurer and the Administrator will enter into an Administrative Services Agreement (the "Administrative Services Agreement"), concurrently with the execution of this Agreement, pursuant to which the Administrator shall be appointed with responsibility for the performance of administrative services with respect to all of the Reinsured Policies on behalf of the Reinsurer in addition to the Existing Policies and New Policies (both terms as hereinafter defined);

                  NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the Company, the Administrator and the Reinsurer mutually agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  As used in this Agreement, the following capitalized terms shall have the following meanings (definitions are applicable to both the singular and the plural forms of each term defined in this Article I):

                  "Administrative Services Agreement" shall have the meaning set forth in the fifth recital hereof.

                  "Annualized Premium" means the earned premiums for the most recent twelve month period prior to the Effective Date, excluding premium associated with the Federation of Jewish Philanthropies (policy numbers 126500, 126501 and 126502).

                   "Benefits" shall have the meaning set forth in Section 6.6.

                  "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are permitted or obligated by law to be closed.

                  "Certificate of Assumption" shall have the meaning set forth in Section 6.2.

                  "Closing Date" shall mean the later of that date twenty (20) Business Days following the Report Date and five (5) Business Days following approval of the transactions contemplated by this Agreement by the shareholders of the Administrator.

                  "Confidentiality Agreement" means that confidentiality agreement, dated as of May 15, 1996, entered into between the parties hereto.

                  "Deficiency" shall have the meaning set forth in Section 5.1.

                  "Effective Date" means July 1, 1998.

                  "Existing Policies" means all policy numbers issued by the Reinsurer which are being serviced by the Company as of the date hereof, as more fully set forth on Schedule 2, attached hereto.

                  "Extra Contractual Liabilities" means all liabilities, other than the express obligations set forth in the Reinsured Policies or the New Policies issued by the Company, including, without limitation, (i) any liability for consequential, exemplary, punitive or similar damages, relating to the Reinsured Policies or the New Policies issued by the Company, which liability arises from any act, error or omission by the Company, its directors, officers, employees or agents prior to the Closing Date, whether intentional or otherwise
(ii) from any bad faith, willful misconduct, fraud or gross negligence of the Company prior to the Closing Date in connection with the handling of any claim or obligation under any of the Reinsured Policies or the New Policies issued by the Company or in connection with the issuance, delivery or cancellation of any of the Reinsured Policies or the New Policies issued by the Company or (iii) any liability, relating to either the Reinsured Policies or the New Policies issued by the Company or the Existing Policies, arising from any act, error or omission by the Company, its directors, officers, employees or agents in the performance of its obligations under the Administrative Services Agreement on or after the Effective Date, whether intentional or otherwise.

                  "Final Reinsurance Report" means the report required to be prepared in accordance with Section 5.1 and providing the data as shown on
Schedule 1.

                  "Letter Agreement" means the Letter Agreement dated as of the same date hereof by and among the Company, the Administrator and the Reinsurer, in connection with certain communications with Policyholders and producers.

                  "New Policies" means all new Statutory, Super Statutory and Voluntary Disability Benefits Law policies, written by the Company and accepted by the Reinsurer (as will be more fully set forth on the Closing Date on Schedule 3, the form of which is attached hereto) or written by the Reinsurer pursuant to the New York State Disability Benefits Law with inception dates on or after the Effective Date.

                  "Person" means any corporation, individual, joint stock company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust or other entity.

                  "Policyholder" means a holder of a Reinsured Policy or a holder of a New Policy issued by the Company.

                  "Preliminary Reinsurance Report" means the report required to be prepared in accordance with Section 5.1 and providing the data as shown on
Schedule 1.

                  "Purchase Price" means an amount equal to 18% of the Annualized Premium on the Effective Date.

                  "Redundancy" shall have the meaning set forth in Section 5.1.

                  "Reinsurance Agreement" means any reinsurance agreement between the Company as cedent and any third party reinsurer under which the Company's Reserves and Liabilities with respect to the Reinsured Policies or some portion thereof are transferred, whether or not such contract of reinsurance is also applicable to business other than the Reinsured Policies.

                  "Reinsurance Premium" shall have the meaning set forth in
Section 5.1.

                  "Reinsured Policies" means all New York State Statutory, Super Statutory and Voluntary Disability Benefits Law policies, issued by the Company, that are in force on the Effective

Date, and for which a binding transfer is made from the Company to the Reinsurer after the Effective Date.

                  "Report Date" shall mean the date upon which the Company delivers to the Reinsurer a Preliminary Reinsurance Report pursuant to the provisions of Section 5.1 hereunder if all of the conditions in Article VII hereunder have been satisfied prior to such date; provided, however, that if all of the Article VII conditions have not yet been satisfied the Report Date will be the fifth Business Day following receipt of notice from the Company to the Reinsurer that all of the conditions in Article VII hereunder have been satisfied.

                  "Reserves and Liabilities" means the statutory reserves required to be held by the Company (including, but not limited to, any miscellaneous reserves, claim reserves and due premiums) as of the Effective Date in support of the policy liabilities, including all related claim expense reserves, GAAP assessment reserves (provided such reserves are deemed definite) and net unearned premium reserves arising under the Reinsured Policies.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

                  2.1. Representations and Warranties of the Company. The Company hereby represents and warrants to the Reinsurer that:

                  2.1.a. The Company has made, with respect to Reinsured Policies, or shall make with respect to New Policies issued by the Company, available to the Reinsurer copies of all forms, applications, rates, and values with respect to the policies and shall keep the Reinsurer promptly informed with respect to any changes or modifications to such forms, applications, or rates;

                  2.1.b. The Company is licensed in good standing in New York State, the jurisdiction in which Reinsured Policies were, or New Policies issued by the Company shall be, issued or assumed, and all Reinsured Policies issued, or New Policies to be issued, by the Company are in full compliance with applicable laws, regulations and rules. The Company has not been placed in, nor does it have any reason to believe that it is about to be placed in supervision, rehabilitation, receivership, revocation, suspension or liquidation by any insurance department;

                  2.1.c. The Company is duly organized, validly existing and in good standing under the laws of the State of New York, and has all necessary corporate power and authority to entitle it to use its name, to own, lease or otherwise hold its properties and assets, to carry on its business as currently conducted, and to perform its obligations;

                  2.1.d. The Reinsured Policies and New Policies issued, or to be issued, by the Company are, in the case of those issued, or will be, in the case of those to be issued, in substantial compliance with all applicable requirements of law and are on forms approved in all material respects by the appropriate governmental authorities; and

                  2.1.e. The reserves being held by the Company in support of the Reinsured Polices are (i) consistent with statutory accounting practices prescribed or permitted by the Insurance Department of the State of New York,
(ii) have been determined in accordance with generally accepted actuarial standards consistently applied and are fairly stated in accordance with sound actuarial principles, and (iii) include adequate provision for all actuarial reserves and related statement items which ought to be established under the foregoing standards, principles and practices.

                  2.2. Representations and Warranties of the Administrator. The Administrator hereby represents and warrants to the Reinsurer that:

                  2.2.a. The Administrator is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all necessary corporate power and authority to entitle it to use its name, to own, lease or otherwise hold its properties and assets, to carry on its business as currently conducted, and to perform its obligations; provided, however, that this representation and warranty will apply to the Administrator with respect to performance of the obligations undertaken hereunder only as of the Closing Date.



                  2.3. Representations and Warranties of the Reinsurer. The Reinsurer hereby represents and warrants to the Company that:

                  2.3.a. The Reinsurer is duly organized, validly existing and in good standing under the laws of the State of New York, and has all necessary corporate power and authority to entitle it to use its name, to own, lease or otherwise hold its properties and assets, to carry on its business as currently conducted, and to perform its obligations; and

                  2.3.b. The Reinsurer is authorized to reinsure the Reinsured Policies and New Policies issued by the Company in the State of New York.

                                   ARTICLE III

                               BUSINESS REINSURED


                  3.1. Coverage. As of the Effective Date and upon the terms and subject to the conditions and other provisions of this Agreement, the Company hereby agrees to cede and transfer to the Reinsurer, and the Reinsurer hereby agrees to accept, on an assumption reinsurance basis, all Reinsured Policies and New Policies issued by the Company; provided however, that the New Policies issued by the Company between the Effective Date and the Closing Date shall be listed on Schedule 3, the form of which is attached hereto, to be presented to the Reinsurer on the Closing Date and each policy listed on Schedule 3 shall be subject to the acceptance of the Reinsurer, which acceptance shall not be unreasonably withheld if such policies were written in accordance with the Company's standards in effect as of the Effective Date, and any New Policies not accepted by the Reinsurer shall not be transferred hereunder and shall immediately be canceled by the Company and terminated thirty (30) days after the Closing Date.

                  3.2. Conditions. The reinsurance hereunder is subject to the same limitations, terms and conditions as the Reinsured Policies and New Policies issued by the Company, except as otherwise provided in this Agreement.

                  3.3. Exclusions. This Agreement does not apply to and specifically excludes from coverage, and the Reinsurer shall not assume, any Extra Contractual Liabilities. In addition, the Reinsurer shall not assume, and shall be indemnified by the Company for (i) all guaranty fund assessments and premium taxes or similar charges imposed on or with respect to the Reinsured Policies and New Policies issued by the Company to the extent that such assessments, taxes or charges are based on premiums earned prior to the Closing Date and (ii) any costs or liabilities imposed upon the Reinsurer, as a result of any inaccuracies or inconsistencies in the Reinsured Policies or New Policies issued by the Company or the Company's improper administration of the Reinsured Policies or the New Policies or the Existing Policies to the extent that the Company did not bring such inaccuracies, inconsistencies or improper administration to the attention of the Reinsurer prior to the Effective Date.

                  3.4. Ceded Reinsurance. The Company agrees that by the Closing Date it shall cancel its agreements between it and any other party related to the Reinsured Policies and the New Policies issued by the Company, including the Company's respective agreements with Cologne Reinsurance Company and the Reinsurer, and effect the recapture of all policies ceded pursuant thereto. The Company agrees to pay for all costs, if any, associated with such cancellations. In connection with the Company's cancellation of the aforementioned ceded reinsurance agreement with the Reinsurer, the Company and the Reinsurer each hereby agree to waive any requirements of prior written notice and to effect cancellation of such agreement simultaneously with the Reinsurer's assumption of the Reinsured Policies on the Closing Date.

                  3.5. Conduct of Business. Between the date hereof and the Closing Date (i) the Company shall continue the operations of its business with respect to the Reinsured Policies and New Policies in accordance with prior practices and in conformity with the prevailing standards and customs in the industry and (ii) the Company shall not enter into any additional Reinsurance Agreements.

                  3.6. New Business. The Company, as of the Closing Date, shall discontinue sales of all New York State Statutory, Super Statutory and Voluntary Disability Benefits Law business.

                  3.7. Producers. The Company shall take all reasonable measures, including the mailing of a notice, which is more fully set forth in the Letter Agreement, to request that all producers give up their licenses with the Company and become licensed with the Reinsurer subject to the

Reinsurer's licensing and other criteria. The Reinsurer shall also mail a notice to such producers, which is more fully set forth in the Letter Agreement. Notwithstanding the foregoing, the Reinsurer reserves the right to reject any of the Company's existing producers; provided, however, that the Reinsurer shall be responsible after the Effective Date for indemnifying the Company for any compensation paid to such producers, under existing commission agreements between such producers and the Company, for commissions earned upon the renewal of any of the Reinsured Policies which they produced on behalf of the Company.


                                   ARTICLE IV

                               GENERAL PROVISIONS


                  4.1. Policy Administration. The Administrator shall perform all administrative services pursuant to the Administrative Services Agreement with respect to the Reinsured Policies, Existing Policies and New Policies, including, but not limited to, the collection of premiums and other amounts due from policyholders and the payment of Benefits and other amounts due to policyholders. Notwithstanding the foregoing, the Administrator shall provide administrative services in accordance with the Administrative Services Agreement.

                  4.2. Maintenance and Inspection of Records. The Company or the Administrator, as the case may be, shall maintain all books, records, papers or any other documents relating to the Reinsured Policies or New Policies issued by the Company in identified and/or segregated files, in an orderly and organized condition and in its principal offices or storage facilities. These books, records, papers or other documents shall be maintained as required by New York State laws and regulations including, but not limited to, Regulation No. 152. The Reinsurer or its designated representative may inspect, review and copy the papers and any and all other books or documents of the Company or Administrator, as the case may be, relating to the Reinsured Policies or New Policies issued by the Company, for such period as this Agreement is in effect. The Reinsurer's rights under this Section shall survive termination of this Agreement.

                  4.3. Misunderstandings and Oversights. If any delay, omission, error or failure to pay amounts due or to perform any other act required by this Agreement is unintentional and caused by misunderstanding or oversight, the Company, the Administrator and the Reinsurer will adjust the situation to what it would have been had the misunderstanding or oversight not occurred. The party first discovering such misunderstanding or oversight, or act resulting from the misunderstanding or oversight, will notify the other parties in writing promptly upon discovery thereof, and the parties shall act to correct such misunderstanding or oversight within thirty (30) Business Days of receipt of such notice. However, this Section shall not be construed as a waiver by any party of its right to enforce strictly the terms of this Agreement.

                  4.4. Litigation; Claims. The Reinsurer shall be responsible for the handling of, and all costs and expenses, including legal fees, relating to, litigation or other claims under the Reinsured Policies, Existing Policies and New Policies. Notwithstanding the foregoing, the Reinsurer shall have no liability for such costs and expenses to the extent they arise out of or are based on any actions for declaratory judgments initiated prior to the date one hundred and twenty (120) days following the Closing Date or for Extra Contractual Liabilities, and to the extent that the Reinsurer incurs any of the aforementioned costs or expenses, the Reinsurer shall be indemnified by the Company pursuant to Section 10.1 hereunder; provided, however, that the Company may choose to undertake the defense of such actions for declaratory judgments or Extra Contractual Liabilities and pay for such costs and expenses.

                  4.5. Retention of In-Force; Non-Compete. The Company shall (i) make every reasonable effort to keep the Reinsured Policies and New Policies issued by the Company in-force and (ii) take no action directly or indirectly to induce any Policyholder to terminate, lapse or exchange such policy.

                  4.6.  Compliance with Applicable Laws and Regulations.

                        (a) Intent of Parties. It is the intention of the parties that this Agreement shall be interpreted in accordance with the laws as of the date of execution hereof by each of the parties and comply with all existing applicable state and federal laws and regulations, and as from time to time are or may be in effect, in such a way that the Reinsured Policies remain reinsured in accordance with the terms of this Agreement.

                        (b) Procedures to Reflect Changes in Laws or
Regulations. In the event that it is determined by an insurance regulatory authority or the Internal Revenue Service or by either party upon the advice of an insurance regulatory authority or the Internal Revenue Service that this Agreement fails to conform to the requirements of existing applicable laws and regulations and that the Agreement may be brought into conformity with said requirements only by means of a change to the Agreement, the parties shall exercise reasonable efforts to reach an agreement to amend the Agreement. If the parties are unable to reach an agreement to amend the Agreement, then the differences between the parties shall be resolved through arbitration in accordance with the provisions of Article IX.

                        (c) Notification of Disapproval or Change in Law. Either party shall promptly notify the other party of any disapprovals, recommended changes or statements regarding the Agreement that are made by any insurance regulatory authorities or the Internal Revenue Service and of any change in law, regulation or rulings affecting this Agreement. Either party shall be allowed to make its own defense of the Agreement with said authorities.

                  4.7. Recoupment and Failure of Consideration. If any party to this Agreement fails to perform this Agreement in full, then any other party to whom such performance was owed has the right to suspend performance. Alternatively, a non-defaulting party can recoup damages (including, without limitation, the amount owed plus interest from the date owed and calculated at the Chase Bank prime rate plus two points) from future settlements between the parties.

                  4.8. Offsets. Any debts or credits between parties arising under this Agreement or the Administrative Services Agreement are deemed mutual debts or credits, as the case may be, and shall be netted or set off, as the case may be, and only the balance shall be allowed or paid hereunder.


                                    ARTICLE V

                               REINSURANCE PREMIUM


                  5.1 Reinsurance Premium. As consideration for the assumption by the Reinsurer of the Reserves and Liabilities hereunder and the New Policies issued by the Company, assets that are mutually acceptable to the parties which have an aggregate market value on the Closing Date equal to (i) the Reserves and Liabilities plus (ii) any reserve inadequacy as determined by the Reinsurer (the "Deficiency") less (iii) the Purchase Price less (iv) any reserve redundancy as determined by the Reinsurer (the "Redundancy"), (such net amount being the "Reinsurance Premium"), shall be either (i) transferred by the Company to the Reinsurer, if the Reinsurance Premium is positive or (ii) shall be transferred by the Reinsurer to the Company, if the Reinsurance Premium is negative. A Preliminary Reinsurance Report in a format similar to the attached Schedule 1 shall be prepared by the Company based upon the Company's most recently filed Quarterly or Annual Statement prior to the Closing Date. The Company shall deliver such Preliminary Reinsurance Report to the Reinsurer on the Report Date. Within fifteen (15) days of the Report Date, the Reinsurer shall make further and final adjustment of each data component of the Reinsurance Premium displayed on the Preliminary Reinsurance Report (as adjusted, the "Final Reinsurance Report"). The Reinsurance Premium transferred on the Closing Date shall be based upon the Final Reinsurance Report prepared by the Reinsurer.


                                   ARTICLE VI

                             ASSUMPTION CERTIFICATES

                  6.1. Assumption of Reinsured Policies. The Reinsurer agrees to assume the Reinsured Policies being transferred on the Effective Date and the New Policies issued by the Company, subject to the provisions of Section 3.1 above.


                  6.2. Policyholder Notices. The Reinsurer shall prepare, with the cooperation of the Company, certificates of assumption ("Certificates of Assumption"), and deliver them to the Company for mailing to all potential Policyholders of Reinsured Policies promptly after the date that all required regulatory approvals are received. Subject to regulatory requirements with respect to such Policyholders, Certificates of Assumption to be delivered to the potential Policyholders pursuant to this Section 6.2 shall be substantially in the form of Exhibit A attached hereto. The parties shall also send such other notices to Policyholders which are more fully set forth in the Letter Agreement. In addition, similar Certificates of Assumption shall be prepared and delivered promptly after the Closing Date in a similar manner as stated above to those Policyholders of New Policies issued by the Company and accepted by the Reinsurer on the Closing Date

                  6.3. Non-assumed Policies. After the Closing Date, in the event a Reinsured Policy is determined, for whatever reason including, but not limited to, Policyholder objection, not to have been transferred to the Reinsurer, such Reinsured Policy shall, for all purposes of this Agreement, be deemed never to have been a Reinsured Policy (i.e., non-assumed); provided, however, that the Company shall then immediately exercise its right to cancel each such non-assumed policy pursuant to the applicable provisions of the New York State Disability Benefits Law and the Company shall make an appropriate adjustment to the Reinsurance Premium to account for each such policy's removal from the book of "Reinsured Policies." No person, including any Policyholder, insured or beneficiary under such Reinsured Policies so determined shall have any right of action against the Reinsurer with respect to such Reinsured Policies that are later deemed to be non-assumed.


                  6.4. Direct Obligations. After the Closing Date, the Reinsurer shall be the successor to the Company under the transferred Reinsured Policies and New Policies issued by the Company as if the Reinsured Policies and New Policies issued by the Company were direct obligations originally issued by the Reinsurer. The Reinsurer shall be substituted in the place and instead of the Company, and each Policyholder, insured or beneficiary under a transferred Reinsured Policy or assumption reinsured New Policy issued by the Company shall disregard the Company as a party thereto and treat the Reinsurer as if it had been originally obligated thereunder. Such persons shall have the right to file claims or take other actions under the transferred Reinsured Policies or New Policies issued by the Company on or after the Closing Date directly with the Reinsurer, and shall have a direct right of action for insurance liabilities transferred and reinsured thereunder against the Reinsurer, and the Reinsurer hereby consents to be subject after the Closing Date to direct action taken by any such persons under a transferred Reinsured Policy or New Policy issued by the Company. The Reinsurer accepts and assumes the transferred Reinsured Policies and New Policies issued by the Company subject to any and all defenses, setoffs and counterclaims to which the Company would be entitled with respect to such insurance liabilities, it being expressly understood and agreed by the parties hereto that no such defenses, setoffs or counterclaims are waived by the execution of this Agreement or the consummation of the transactions contemplated hereby and that the Reinsurer shall be fully subrogated to all such defenses, setoffs and counterclaims.

                  6.5. Release of Company; Indemnity. Upon the consummation of the transfer and assumption reinsurance of a Reinsured Policy or New Policy issued by the Company from the Company to the Reinsurer under this Agreement, the Company shall be released from any and all liability, except for Extra Contractual Liabilities, with respect to such Reinsured Policy or New Policy issued by the Company. From and after the consummation of the transfer and assumption reinsurance of a Reinsured Policy or New Policy issued by the Company pursuant to this Agreement, the Reinsurer agrees to indemnify the Company for any and all damages, costs and expenses, including reasonable legal counsel fees and disbursements, arising out of, based upon or relating to such Reinsured Policy or New Policy issued by the Company; provided, however, that the Reinsurer shall be under no obligation to indemnify the Company for any (i) declaratory judgments initiated prior to the date one hundred twenty (120) days following the Closing Date or Extra Contractual Liabilities or (ii) liabilities that result from any inaccuracies or inconsistencies in the Reinsured Policies or the New Policies issued by the Company or the Company's improper administration of the Reinsured Policies or New Policies issued by the Company to the extent that the Company did not bring such inaccuracies, inconsistencies or improper administration to the attention of the Reinsurer prior to the Effective Date.


                  6.6. Indemnity Reinsurance. With respect to any Policyholder who objects to the transfer of a Reinsured Policy or New Policy to the Reinsurer, pursuant to Sections 6.2 or 6.3 hereunder, and/or any Policyholder of a New Policy not accepted by the Reinsurer, pursuant to Section 3.1 hereunder, the Company shall give notice of cancellation, dated as of the Closing Date, to such objecting or nonaccepted Policyholders, terminating coverage for such Policyholders effective thirty (30) days from the Closing Date and the Reinsurer shall provide indemnity reinsurance to the Company for any benefits incurred net of any other reinsurance collectible ("Benefits"), but not including indemnity for any declaratory judgments or Extra Contractual Liabilities, for such thirty
(30) day period from the Closing Date to termination of coverage for such Policyholders, at no additional consideration beyond the consideration provided for by Section 5.1 hereunder. Upon receipt of any information regarding a claim for Benefits, the Company will immediately notify the Reinsurer of such claim. The reinsured claim and copies of notification, claim papers, and proofs will be promptly furnished by the Company to the Reinsurer. The Company will not contest, compromise, or settle a claim for Benefits without prior consultation with the Reinsurer. The Company shall submit a monthly accounting of Benefits on both a paid and incurred basis until such time as there exists no further obligation on the part of the Company to pay Benefits. The Reinsurer shall make settlements of Benefits on a paid basis with the Company thirty (30) days following receipt of any monthly accounting submitted by the Company; provided, however, that the Reinsurer may offset any amount due to the Company with any amounts due it from the Company.


                  6.7. Policy Administration. The Company agrees to cooperate fully with the Reinsurer in the transfer of the administration, including the transfer of books and records, relating to the Reinsured Policies and New Policies issued by the Company, and in the servicing of the Reinsured Policies and New Policies in accordance with Section 4.1 hereunder.

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

                  7.1. Conditions. The obligations of the Company and the Reinsurer to consummate the transactions described hereunder are expressly subject to:

                  7.1.a. On or before the Closing Date, the Company having obtained any and all approvals of the New York Superintendent of Insurance necessary for the consummation of the transactions contemplated by this Agreement, and such approval(s) being in full force and effect, and not imposing upon either the Company or the Reinsurer any material conditions or requirements that would impose upon either party any material additional costs;

                  7.1.b. On or before the Closing Date, the Reinsurer having discovered no material errors, omissions or liabilities relating to the Reinsured Policies and the New Policies issued by the Company previously undisclosed to it in the due diligence investigation and documentation provided the Reinsurer by the Company prior to the date hereof;

                  7.1.c. All of the representations and warranties made by the parties hereto in Article II hereunder being true and correct in all material respects on the date hereof and on the Closing Date as if made on such date; and

                  7.1.d. On or before the Closing Date, each of the parties having obtained full corporate power and authority to execute, deliver and perform their respective obligations under this Agreement and having taken all necessary corporate and other action to authorize the reinsurance of the Reinsured Policies and New Policies it issued under the terms of this Agreement.

                  7.1.e. On the Closing Date, the Company shall have fulfilled its obligations under Section 3.4 hereunder.

                  7.1.f. On or before the Closing Date, the Administrator shall have received the approval of its shareholders for the transactions contemplated by this Agreement.

                                  ARTICLE VIII

                               DUTY OF COOPERATION

                  8.1. Duty of Cooperation. Each party hereto shall cooperate fully with the other in all reasonable respects in order to accomplish the objectives of this Agreement. This duty to cooperate shall include obtaining the governmental and regulatory consents and approvals and taking the other steps necessary for the assumption of the Reinsured Policies and New Policies issued by the Company, as described in this Agreement. In addition, this duty to cooperate shall include making available any Reinsured Policy or New Policy records which any party subsequently may require to resolve issues related to claims or liabilities. The Company, the Administrator and the Reinsurer agree to perform such additional acts and execute such additional documents and agreements as may be necessary or desirable to carry out the purposes and objectives of this Agreement, including, but not limited to, any amendments hereto required by a regulator reviewing this Agreement in order to obtain the approval of such regulator; provided, however, that such amendments do not materially change the terms of this Agreement.


                                   ARTICLE IX

                                   ARBITRATION

                  9.1. Appointment of Arbitrators. In the event of any disputes or differences arising under or relating in any way to this Agreement as to which agreement between the parties hereto cannot be reached, then any party can give notice, pursuant to Section 11.3 hereunder, to the other parties that such dispute or difference shall be decided by arbitration. Three arbitrators will decide any dispute or difference. The arbitrators must be disinterested officers or retired officers of life and/or health insurance or life and/or health reinsurance companies other than the parties to this Agreement or their affiliates. Each of the contracting parties agrees to appoint one of the arbitrators with the third, the "Umpire," to be chosen by the two party-appointed arbitrators. In the event that either party should fail to choose its arbitrator within twenty (20) Business Days following written notification by the other party to do so, the requesting party may choose the second arbitrator before entering upon arbitration. The two arbitrators shall select a third arbitrator to act as "Umpire." In the event that the two arbitrators shall not be able to agree on the choice of the Umpire within twenty
(20) Business Days following the appointment of the second, each arbitrator shall nominate candidates within the five (5) Business Days thereafter, four of whom the other shall decline, and the Umpire shall be chosen from the two remaining candidates by drawing lots. Should the chosen Umpire decline to serve, the candidate whose lot was not drawn shall be appointed. This process shall continue until a candidate has agreed to serve.

                  9.2. Decision. The arbitrators shall consider customary and standard practices in the life and health reinsurance business. They shall decide by a majority vote of the arbitrators. There shall be no appeal from their written decision. Judgment may be entered on the decision of the arbitrators by any court having jurisdiction.

                  9.3. Expenses of Arbitration. Each party shall bear the expense of its own arbitrator (whether selected by that party, or by the other party pursuant to the procedures set out in Section 9.1) and related outside attorneys' fees, and shall equally bear with the other party the expenses of the third arbitrator and of the arbitration.

                  9.4. Site and Applicable Rules of Arbitration. Any arbitration instituted pursuant to this Article shall be held in New York, New York and, to the extent applicable, the Federal Arbitration Act shall govern the interpretation and application of this Article.

                  9.5. Survival of Article. This Article shall survive for two years following termination of this Agreement.


                                    ARTICLE X

                                 INDEMNIFICATION

                  10.1. The Company. The Company hereby agrees on demand to indemnify and hold harmless the Reinsurer, and its respective officers, directors and employees from and against any and all demands, actions, proceedings, suits (by any Person), declaratory judgments and liabilities, paid or incurred (including reasonable attorneys' fees), resulting from or arising out of the breach of or failure to perform any of the duties, obligations, covenants or agreements of the Company contained in this Agreement, the Confidentiality Agreement, the Letter Agreement or from any declaratory judgments initiated prior to the date one hundred twenty (120) days following the Closing Date and/or Extra Contractual Liabilities relating to the Reinsured Policies or New Policies issued by the Company.

                  10.2. The Administrator. The Administrator hereby agrees on demand to indemnify and hold harmless the Reinsurer, and its respective officers, directors and employees from and against any and all demands, actions, proceedings, suits (by any Person), declaratory judgments and liabilities, paid or incurred (including reasonable attorneys' fees), resulting from or arising out of the breach of or failure to perform any of the duties, obligations, covenants or agreements of the Administrator contained in this Agreement, the Administrative Services Agreement, the Confidentiality Agreement, the Letter Agreement, or from any declaratory judgments initiated prior to the date one hundred twenty (120) days following the Closing Date and/or Extra Contractual Liabilities relating to the Reinsured Policies or New Policies issued by the Company. Additionally, should the Company be unable or unwilling to provide the indemnification provided for by Section 10.1 hereof, then the Administrator shall, on behalf of the Company, indemnify the Reinsurer pursuant to the terms of Section 10.1.

                  10.3. The Reinsurer. The Reinsurer hereby agrees on demand to indemnify and hold harmless the Company and the Administrator, and their respective officers, directors and employees from and against any and all demands, actions, proceedings, suits (by any Person), declaratory judgments and liabilities, paid or incurred (including reasonable attorneys' fees), resulting from or arising out of the breach of or failure to perform any of the duties, obligations, covenants or agreements of the Reinsurer contained in this Agreement, the Administrative Services Agreement, the Confidentiality Agreement or the Letter Agreement.

                  10.4. Survival of Article. This Article shall survive for two years following termination of this Agreement.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  11.1. No Third Party Beneficiaries. This Agreement is between the Company, the Reinsurer and the Administrator, and the performance of the obligations of each party under this Agreement shall be rendered solely to the other parties. In no instance shall anyone other than the Company, the Reinsurer or the Administrator, or their successors or permitted assigns, have any rights, benefits or remedies under this Agreement. Until the Reinsurer has reinsured a Reinsured Policy or New Policy issued by the Company on an assumption reinsurance basis pursuant to this Agreement, the Reinsurer shall not be liable to any insured, contract owner, or beneficiary under any Reinsured Policy or New Policy issued by the Company.

                  11.2. Headings, Exhibits and Schedules. Headings used herein are inserted solely for the convenience of reference and are not a part of this Agreement and shall not affect the terms hereof. The attached Exhibits and Schedules are part of this Agreement.

                  11.3. Notices. All notices and communications hereunder shall be in writing and shall be deemed to have been received three (3) Business Days after mailing, or if by telefax or by hand, when received, and if by overnight mail, on the next Business Day. Any written notice shall be by either certified or registered mail, return receipt requested, or overnight delivery service (providing for delivery receipt) or delivered by hand. All notices or communications with the Reinsurer under this Agreement shall be addressed as follows:

       The Guardian Life Insurance Company of America
       Bethlehem Business Park
       3900 Burgess Place
       Bethlehem, Pennsylvania  18017
       Attention: Barry J. Petruzzi, Assistant Actuary, Group Disability SBU Telefax No.: 610-807-7864

                  All notices and communications with the Company under this Agreement shall be directed to:

                  Arista Insurance Company
                  116 John Street
                  New York, New York  10038
                  Attention: Stanley S. Mandel, President
                  Telefax No.: 212-608-6473

All notices and communications with the Administrator under this Agreement shall be directed to:

                  Arista Investors Corp.
                  116 John Street
                  New York, New York  10038
                  Attention: Stanley S. Mandel, Exec. Vice President Telefax No.: 212-608-6473

                  11.4. Severability. If any term or provision of this Agreement shall be held void, illegal, or unenforceable, the validity of the remaining portions or provisions of this Agreement shall not be affected thereby; provided, however, that the parties will cooperate to amend, if possible, this Agreement so as to restore the original intent of the terms or provisions so affected.

                  11.5. Assignment. This Agreement may not be assigned by any party without the prior written consent of the other parties and any attempted assignment without such consents shall be void.

                  11.6. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

                  11.7. Execution in Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  11.8. Amendments. This Agreement may be amended only by written amendment executed by the parties hereto.

                  11.9. Waiver. The failure of the Company, the Administrator or the Reinsurer to insist on strict compliance with this Agreement, or to exercise any right or remedy under this Agreement, shall not constitute a waiver of any rights provided under this Reinsurance Agreement, nor stop the parties from thereafter demanding full and complete compliance nor prevent the parties from exercising such a right or remedy in the future.

                  11.10. Interpretation. No provision of this Agreement shall be construed against any party on the ground that such party drafted the provision or caused it to be drafted.

                  11.11. Entire Agreement. This Agreement, the Administrative Services Agreement and the Confidentiality Agreement constitute the sole and entire agreement and understanding between the parties hereto, and supersede all prior agreements, whether oral or written, between the parties, with respect to the subject matter hereof.

                  11.12. Governing Law and Forum. This Agreement shall be governed by the laws of the State of New York, without giving effect to principles of conflicts of law thereof. All parties hereby irrevocably and unconditionally submit themselves to the exclusive jurisdiction of the Courts of the State of New York for any actions, suits or proceedings of or relating to this Agreement and the transactions contemplated thereby that cannot be resolved pursuant to the provisions of Article IX hereof.

                  11.13. Confidentiality. Except as required by law, regulatory authority or as required by the proxy rules of the Securities and Exchange Commission to gain the approval of the Administrator's shareholders for the transactions contemplated by this Agreement, none of the Company, the Administrator or the Reinsurer shall make any public statements with respect to the transactions contemplated hereby without prior consultation with the other. Except as required by law or regulatory authority, none of the Company, the Administrator or the Reinsurer shall publicly disclose the Purchase Price or other terms of the transfer proposed herein, but this restriction shall terminate if such Purchase Price and terms shall otherwise become public knowledge. In the event that the Reinsurer or its representative are requested or required by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation, demand or similar process to disclose any terms or information regarding such transfer it may disclose any terms or information regarding such transfer provided, however, that to the extent practicable under the circumstances the Reinsurer shall give the Company reasonable notice of the order or request before making the disclosure provided that such notice can be provided without cost to the Reinsurer. This Section
11.13 shall survive termination of this Agreement and the Administrative Services Agreement. Notwithstanding any of the foregoing, the parties agree to adhere to the terms and conditions of the Confidentiality Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.



ARISTA INSURANCE COMPANY:


By: Stanley S. Mandel
    --------------------------------------
    Name:  Stanley S. Mandel
    Title: President



ARISTA INVESTORS CORP.:


By: Stanley S. Mandel
    --------------------------------------
    Name:  Stanley S. Mandel
    Title: Vice President



THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA:



By: Sanford Herman
    --------------------------------------
    Name:  Sanford Herman
    Title: V.P., Group Pricing
             and Standards

                                                                     EXHIBIT A


                 THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

                             Bethlehem, Pennsylvania

                            CERTIFICATE OF ASSUMPTION

                                 [Policy Number]

                  You are hereby notified that THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA ("The Guardian") has, effective as of , 199 (the "Effective Date"), assumed liability for your policy of insurance with ARISTA INSURANCE COMPANY ("Arista").

                  From and after , 199 , all references in the policy to Arista are hereby changed to The Guardian. The Guardian has assumed all liabilities, rights and duties under your policy.

                  The terms, obligations and values under your policy will not be affected by the change in insurance companies.

                  All correspondence and inquiries, including notices of claims, should be submitted to:

                           The Guardian Life Insurance Company of America c/o Arista Investors Corp.
                           116 John Street
                           New York, New York  10038

                  This Certificate of Assumption forms a part of and should be attached to your insurance policy issued to you by Arista.

                  IN WITNESS WHEREOF, THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA has caused this Certificate of Assumption to be duly signed and issued.




    -----------------------------            ----------------------------------
               Secretary                                 President

                                                                     Schedule 1

                               REINSURANCE REPORT


 1.   In Force by Policy Form

        i.  DBL Policy Count                               ___________________

       ii.  Reinsured Policy Count                         ___________________

      iii.  Reserves & Liabilities                         ___________________



 2.   Deficiency                                           ___________________



 3.   Redundancy                                           ___________________



 4.   Purchase Price                                       ___________________



 5.       Reinsurance Premium:

           = (1) + (2) - (3) - (4)                         ___________________

                                                                    Schedule 2

                            LIST OF EXISTING POLICIES

                                                                    Schedule 3

                   LIST OF NEW POLICIES ISSUED BY THE COMPANY

                        ADMINISTRATIVE SERVICES AGREEMENT



                 THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA


                                       and


                             ARISTA INVESTORS CORP.

                        ADMINISTRATIVE SERVICES AGREEMENT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I         DEFINITIONS.................................................6

ARTICLE II        APPOINTMENT.................................................7

ARTICLE III       TERM........................................................7

ARTICLE IV        REGULATORY APPROVALS........................................7

ARTICLE V         SERVICES PROVIDED BY THE ADMINISTRATOR......................8
        A.        Generally...................................................8
        B.        Underwriting Administration................................11
        C.        Claims Administration......................................11
        D.        Contract/Issue Administration..............................11
        E.        Billing Administration.....................................11
        F.        Other General Services.....................................11

ARTICLE VI        FURTHER AGREEMENTS.........................................12
        A.        Fees for Services..........................................12
        B.        Specific Actions...........................................12

ARTICLE VII       STANDARDS OF PERFORMANCE...................................13
        A.        Generally..................................................13
        B.        Standards of Performance...................................14

ARTICLE VIII      BANK ACCOUNTS..............................................14
        A.        Accounts...................................................14
        B.        Escheat....................................................14
        C.        Banking Functions..........................................14
        D.        Assignment.................................................15

ARTICLE IX        REPORTS AND RECORDS........................................15
        A.        Records and Access to Records..............................15
        B.        Ownership..................................................16
        C.        Audit......................................................17

ARTICLE X         LEGAL ACTIONS..............................................17

ARTICLE XI        TERMINATION................................................17

        A.        Termination of Administrative Services Agreement...........17
        B.        Events of Default..........................................18
        C.        Termination Upon Event of Default..........................19
        D.        Transition Following Termination...........................19
        E.        Return of Files............................................20
        F.        Partial Termination........................................20
        G.        Non-Compete................................................21
        H.        Continuation of Certain Obligations........................21

ARTICLE XII       REGULATORY MATTERS.........................................21
        A.        Financial Obligations......................................21
        B.        Responses to Regulatory Authorities........................21
        C.        Reviews and Audits by Regulatory Authorities...............22
        D.        Cooperation................................................22
        E.        Notice to Insureds.........................................23

ARTICLE XIII      ARBITRATION................................................23

ARTICLE XIV       CONFIDENTIALITY............................................23
        A.        Generally..................................................23
        B.        Individuals................................................24
        C.        Software...................................................24
        D.        Release of Information.....................................24

ARTICLE XV        INDEMNIFICATION............................................25

ARTICLE XVI       INSURANCE..................................................25
        A.        Liability Insurance........................................25
        B.        Fidelity Bond..............................................25
        C.        Other Insurance............................................25
        D.        Notice to the Reinsurer....................................26
        E.        Failure to Obtain Insurance................................26

ARTICLE XVII      GENERAL PROVISIONS.........................................27
        A.        Cooperation................................................27
        B.        Amendment; Waivers.........................................27
        C.        Entire Agreement...........................................27
        D.        Relationship...............................................28
        E.        Errors and Omissions.......................................28
        F.        Best Efforts...............................................28
        G.        Governing Law and Forum....................................28
        H.        Invalidity.................................................29
        I.        Counterparts...............................................29

        J.        No Third Party Beneficiaries...............................29
        K.        Assignment.................................................29
        L.        Headings...................................................30
        M.        Preparation................................................30
        N.        Reasonableness.............................................30
        O.        Notices....................................................30
        P.        Consistency................................................31

Annex A (Underwriting Administration Services)...............................A-1
Annex B (Claims Administration Services).....................................B-1
Annex C (Contract/Issue Administration Services).............................C-1
Annex D (Billing Administration Services)....................................D-1
Annex E (Other General Administration Services)..............................E-1
Annex F (Fees)...............................................................F-1
Annex G (Bank Accounts)......................................................G-1

                        ADMINISTRATIVE SERVICES AGREEMENT


                  This ADMINISTRATIVE SERVICES AGREEMENT dated as of
September 23, 1998 (hereinafter referred to as the "Administrative Services Agreement") is made and entered into by and between THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA (the "Reinsurer"), a life insurance company organized and existing under the laws of the State of New York, and ARISTA INVESTORS CORP. (the "Administrator"), a holding company organized and existing under the laws of the State of Delaware.

                  WHEREAS, Arista Insurance Company (the "Company"), the Administrator and the Reinsurer are concurrently entering into an Assumption Reinsurance Agreement as of the same date hereof, pursuant to which the Company is exiting the Statutory, Super Statutory and Voluntary DBL lines of business by ceding all of its Reinsured Policies, and the Reinsurer is reinsuring, on an assumption reinsurance basis, all such Reinsured Policies;

                  WHEREAS, under the Assumption Reinsurance Agreement, the Reinsurer has assumed, as of the Effective Date, all administrative and other services in respect of Reinsured Policies;

                  WHEREAS, the Administrator desires to provide the Reinsurer with the necessary administrative and other services in respect of all such Reinsured Policies as well as Existing Policies and New Policies as the Reinsurer's subcontractor for the period specified hereunder;

                  WHEREAS, this Administrative Services Agreement is intended to implement the provisions of the Assumption Reinsurance Agreement providing for an orderly transition of the New York Statutory, Super Statutory and Voluntary Disability Benefits Law business from the Company to the Reinsurer from and after the Effective Date; and

                  WHEREAS, the Administrator shall assist the Reinsurer with the marketing of New York Statutory, Super Statutory and Voluntary Disability Benefits Law plans to eligible Policyholders (as hereinafter defined).

                  NOW, THEREFORE, in consideration of the premises and mutual promises of the parties hereto, they hereby covenant and agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Terms not defined herein shall have the meanings ascribed to them in the Assumption Reinsurance Agreement.

                  The following terms, when used in this Administrative Services Agreement, shall have the meanings set forth herein. The terms defined below shall be deemed to refer to the singular or plural as the context requires.

                  "Administered Contracts" shall have the meaning set forth in
Article II.

                  "Administrative Services" shall have the meaning set forth in
Article V.

                  "Claim" shall mean any benefit or other amount which may be payable to a Policyholder or member pursuant to the Assumption Reinsurance Agreement or any claim which may be payable to a Policyholder, beneficiary, member or provider that has received an assignment of benefits under an Administered Contract.

                  "Claimant" shall mean any person who has a claim.

                  "DBL" shall mean the Disability Benefits Law as codified in
Article 9 of the New York State Workers' Compensation Law pursuant to which Statutory, Super Statutory and Voluntary Disability Benefits Law policies are issued.

                  "Demands" shall have the meaning set forth in Article VII.B. hereunder.

                  "Policyholder" shall mean the holder of an Administered Contract.

                  "Standards" shall have the meaning set forth in Article VII.B.

                  "TPA" shall have the meaning set forth in Article V.A.11.

                                   ARTICLE II

                                   APPOINTMENT

                  The Reinsurer hereby appoints the Administrator as its exclusive representative to provide administrative and other services with respect to all Reinsured Policies under the Assumption Reinsurance Agreement and all Existing Policies and New Policies (collectively referred to herein as the "Administered Contracts"), all on the terms, and subject to the limitations and conditions, set forth in this Administrative Services Agreement. The Administrator hereby accepts such appointment by the Reinsurer as its exclusive provider of Administrative Services with respect to all Administered Contracts, and agrees to perform the Administrative Services, all on the terms, and subject to the limitations and conditions, set forth in this Administrative Services Agreement. Subject to the limitations set forth herein, the Administrator shall have any and all required power, either express or implied, to carry out its duties and obligations under this Administrative Services Agreement, including, without limitation, the power and authority to execute documents in the name of the Reinsurer.
                                   ARTICLE III

                                      TERM

                  This Administrative Services Agreement shall become effective as of the Effective Date and shall continue for a period ending five years after the Effective Date, unless terminated earlier pursuant to Article XI; provided, however, that this Administrative Services Agreement may be renewed at the end of the initial five year period, at the sole option of the Reinsurer, annually for additional one year periods.

                                   ARTICLE IV

                              REGULATORY APPROVALS

                  It shall be a condition precedent to the effectiveness of this Administrative Services Agreement that the Reinsurer and the Administrator shall have obtained all prior regulatory approvals necessary, if any, for the consummation and performance of this Administrative Services Agreement.

                                    ARTICLE V

                     SERVICES PROVIDED BY THE ADMINISTRATOR

         A.       Generally.

                  1. While this Administrative Services Agreement is in effect, except as provided herein, the Administrator shall provide Administrative Services (as hereinafter defined) with respect to the Administered Contracts.

                  2. (a) "Administrative Services" shall mean all services relating to the issuance, administration or renewal of Administered Contracts; provided, however, that Administrative Services shall not include any services which applicable law prohibits or otherwise do not permit to be provided under this Administrative Services Agreement.

                     (b) The Administrative Services provided hereunder by the Administrator shall include but not be limited to: underwriting new and renewal business; pricing of risk; premium and fee administration including preparing, distributing and collecting Policyholder bills; transmitting premium and billing statements to the Reinsurer; policy administration; Policyholder services; claims administration including investigating, calculating and paying claims; provision of benefit statements and of certain tax reporting data relating to the benefit payments; the issuance, preparation and amending of contracts, policies, endorsements, policy kits (including welcome letters, policy, claim forms and filing instructions), forms and documents relating to any Administered Contract; maintenance of files (including, without limiting the foregoing, financial and tax information) relating to any Administered Contract in accordance with statutory and generally accepted accounting principles consistently applied, where applicable; maintenance of forms and policy manuals; responding to all required DBL forms and filings including any required statistical data; maintenance of agent records and lists, and transmittal to agents of all required communications, all as related to any Administered Contract, including but not limited to, rate revision notices; agents' compensation calculations and support as related to the Administered Contracts; provision of other information and data; providing statistical data including paid versus incurred claim table to assist in the establishing of reserves; electronic data processing; regulatory compliance; office services; accounting, financial and other record-keeping services; management of relationships with third party vendors and others that provide services with respect to any Administered Contract; providing updates on all significant New York DBL regulatory changes including, at a minimum, an annual status report of the DBL regulatory climate in New York; and any and all other services incidental to the administration of any Administered Contract.

                  3. The Administrator shall provide Administrative Services in accordance with and subject to the terms of this Administrative Services Agreement. The Reinsurer shall reasonably cooperate with the Administrator in connection with the provision of such services as requested by the Administrator.

                  4. (a) To the extent that the Administrator pays costs for which the Reinsurer is liable pursuant to this Article, the Reinsurer shall reimburse the Administrator for such amounts paid by the Administrator, net of any offset, credit or return that directly reduces such costs. To the extent that the Reinsurer pays or reimburses the Administrator for any costs, and the Administrator obtains an offset, credit or return that directly reduces such costs, the Administrator shall reimburse the Reinsurer for such amounts if not previously netted.

                     (b) To the extent the Reinsurer pays costs or expenses for which the Administrator is liable pursuant to this Article, the Administrator shall reimburse the Reinsurer for such amounts paid by the Reinsurer, net of any offset, credit or return that directly reduces such costs. To the extent that the Administrator pays or reimburses the Reinsurer for any costs, and the Reinsurer obtains an offset, credit or return that directly reduces such costs, the Reinsurer shall reimburse the Administrator for such amounts if not previously netted.

                     (c) A party shall reimburse the other party within thirty (30) Business Days of the delivery of any request for reimbursement, together with any necessary supporting documentation therefor. A party shall reimburse the other party within thirty (30) Business Days of the receipt of any offset, credit or return for which the other party is entitled to reimbursement. Any amount not paid within such thirty day period shall bear simple interest at the Chase Bank prime rate plus two points until the date of payment.

                  5. In performing the Administrative Services, the Administrator agrees to use commercially reasonable efforts to keep informed of and comply in all material respects with applicable laws, rules and regulations relating to the Administered Contracts and the performance by the Administrator of its duties and obligations under this Administrative Services Agreement.

                  6. The Administrator represents and warrants that it will have and maintain, from the Closing Date, the necessary facilities, equipment and personnel to perform its duties and obligations hereunder.

                  7. All duties and responsibilities undertaken by the Administrator hereunder shall be performed by officers or employees of the Administrator or its subcontractors; provided, however, that any subcontractors of the Administrator hereunder must receive the prior written approval of the Reinsurer. The Administrator agrees to use commercially reasonable efforts to maintain a staff of competent and trained personnel and sufficient equipment and supplies to perform the activities covered by this Administrative Services Agreement in accordance with all requirements specified by this Administrative Services Agreement. Whenever the Administrator utilizes its employees to perform Administrative Services for the Administrator pursuant to this Administrative Services Agreement, such employees shall at all times remain subject to the direction and control of the Administrator. It is understood by the Administrator that in performing its obligations under this Administrative Services Agreement it is acting solely as an independent contractor. The Reinsurer shall exercise no control whatsoever over the hours, office location, rentals, employees or travel of the Administrator or manner of performance of duties hereunder except insofar as provided herein. The Administrator's power of authority shall extend no further than is expressly stated hereunder and no power of authority shall be implied from the granting or denial of power specifically mentioned hereunder.

                  8. The Administrator and the Reinsurer shall each comply with all applicable federal, state and local laws and regulations in any advertising or other written and verbal communications in connection with the promotion of the DBL program. The Reinsurer shall have the right of prior approval in its absolute discretion over any literature, advertising or other promotional materials that are directly or indirectly necessary for the DBL program or on which the name of the Reinsurer appears. The Reinsurer shall distribute or make available such literature, advertising or other promotional materials to its agents or brokers for use in their promotion of the DBL program.

                  9. The Administrator and the Reinsurer each shall from time to time appoint one or more individuals who shall serve as authorized representative(s) of such party for the purpose of carrying out this Administrative Services Agreement. Such persons shall be authorized to act on behalf of their respective parties as to matters pertaining to this Administrative Services Agreement. Each party shall notify the other, in writing, as to the name, address, and telephone number for any such authorized representative, and of any replacement thereof. Management meetings in respect of this Administrative Services Agreement and such other business as may be necessary for the successful continuation of the Reinsurer's DBL program shall be held between the parties hereto in the New York offices of either of the parties quarterly, or less frequently at the Reinsurer's request.

                  10. The Administrator and the Reinsurer shall cooperate to develop a succession plan during the first two years following the Effective Date in order to implement a transfer of management of the Administrator to a person acceptable to the Reinsurer after the second year following the Effective Date, provided this Administrative Services Agreement is not earlier terminated pursuant to the provisions hereunder.

                  11. The Reinsurer hereby reserves the right of first refusal to purchase the Administrator's administrative servicing business (the "TPA") should at any time the Administrator:

                      (i) permit any other Person to gain operational control of the Administrator's TPA, or

                      (ii) agree to any arrangement which would end the existence of the Administrator's TPA.

                  Should the Administrator receive any offers to enter into any of the things listed in (i) or (ii) above, it shall promptly, and before taking any action thereon, give notice to the Reinsurer pursuant to Article XVII.O. and provide all significant details. Should the Reinsurer, upon receiving the aforementioned notice, desire to exercise any such right of first refusal on the TPA, it shall do so by giving the Administrator not more than thirty (30) days prior written notice from the receipt of the forementioned notice from the Administrator.

         B.       Underwriting Administration.

                  The underwriting administration obligations of the Administrator under this Administrative Services Agreement shall be as set forth on Annex A, attached hereto.

         C.       Claims Administration.

                  The claims administration obligations of the Administrator under this Administrative Services Agreement shall be as set forth on Annex B, attached hereto.

         D.       Contract/Issue Administration.

                  The contract/issue administration obligations of the Administrator under this Administrative Services Agreement shall be as set forth on Annex C, attached hereto.

         E.       Billing Administration.

                  The billing administration obligations of the Administrator under this Administrative Services Agreement shall be as set forth on Annex D, attached hereto.

         F.       Other General Services.

                  In addition to the foregoing obligations of the Administrator, the Administrator shall also be obligated under this Administrative Services Agreement for those obligations set forth on Annex E, attached hereto.

                                   ARTICLE VI

                               FURTHER AGREEMENTS

         A.       Fees for Services.

                  1. The Reinsurer agrees to pay the Administrator fees for the Administrative Services rendered hereunder according to the fee structure outlined on Annex F, attached hereto.

                  2. (a) Each party shall provide to the other party as agreed upon by the parties, a statement, including appropriate documentation, for the fees charged for services performed hereunder.

                     (b) Each party shall pay all such fees within five(5) Business Days of receipt of any statements, including appropriate documentation, which shall be delivered from the other party setting forth the amounts payable. If any amount is not paid within such five (5) Business Day grace period, then the non-defaulting party shall give written notice of such default to the other party who shall have two (2) Business Days from such notice to cure. Upon failure to cure such default in payment, unpaid amounts shall bear simple interest at the daily average rate of the Chase Bank prime rate plus two points from the day immediately following the cure period until the date of payment.

         B.       Specific Actions.

                  1. The Administrator shall take no action with respect to the Administered Contracts without obtaining the prior written consent of the Reinsurer, except to the extent required by applicable law or as required by the provisions of the applicable Administered Contracts or as required or permitted by this Administrative Services Agreement.

                  2. The Administrator shall make no change, modification, amendment or renewal of any of its Administered Contracts or any other arrangements with a third party to provide services relating to the Administered Contracts without the prior written consent of the Reinsurer, except to the extent required by applicable law or as required by the provisions of the applicable Administered Contract or as required or permitted by this Administrative Services Agreement; provided, however, that the Reinsurer consents to the current arrangements with Wolf & Shulman, Apparel Disability Corporation, Post and Kurtz, and Group Plan Administrators. Notwithstanding anything to the contrary herein, the Administrator agrees that upon the request of the Reinsurer, the Administrator will not renew an Administered Contract unless required to do so by applicable law or the provisions of an Administered Contract.

                  3. The Administrator may not enter into any agreement or incur any obligation on behalf of the Reinsurer except with the written permission of the Reinsurer or as otherwise provided hereunder.

                  4. All costs of litigation including, but not limited to, any judgments and settlements in regard to Claims will be borne by the Reinsurer except as otherwise provided hereunder or under the Assumption Reinsurance Agreement. In all such litigation of Claims, the Reinsurer shall control, direct and supervise the litigation proceedings, including settlements. Notwithstanding the foregoing, the Administrator shall be entitled to participate in the defense of any Claim by counsel of its own choosing, the costs of which shall be borne by the Administrator. If the Administrator shall participate in the defense of such Claim, the same shall not be settled as it pertains to the Administrator without its prior written consent. Any copies of files or records pertaining to litigation which are forwarded to the Administrator by the Reinsurer or to the Reinsurer by the Administrator shall be maintained and preserved for its purpose of records inspection or examination by appropriate authorities.


                                   ARTICLE VII

                            STANDARDS OF PERFORMANCE

         A.       Generally.

                  Subject to the provisions of this Administrative Services Agreement, the Administrator agrees that in providing the services under this Administrative Services Agreement, it shall: (i) conduct itself in accordance with all reasonable commercial and professional standards of care, diligence and good faith which are substantially equal in quality to the standards the Company applied prior to the Effective Date, provided that such standards are not inconsistent with prudent management practices in the DBL business generally, and shall generally act in such a way as to preserve goodwill toward the Reinsurer on the part of the general public, customers, and all those having business relations with the Reinsurer; (ii) comply with all material laws, regulations and orders applicable to the Reinsurer with respect to the Administered Contracts and to the conduct of the activities contemplated hereby;
(iii) comply with all terms, conditions and material standards of performance of all Administered Contracts; and (iv) with respect to the Administered Contracts, carry on its affairs in the ordinary course of business and not make or institute any unusual method of doing business, GAAP or SAP accounting or operation.

         B.       Standards of Performance.

                  Prior to the Closing Date, the Company shall provide the Reinsurer access to all of the Company's standards, procedures, policies, operating guidelines, practices and instructions (collectively, the "Standards"), which are in effect on the Effective Date, and which the Administrator shall establish and employ to administer the Administered Contracts, and the Reinsurer shall acknowledge receipt of such Standards. The Administrator shall be solely liable for all claims, liabilities, demands, actions, proceedings, damages, including punitive, consequential or Extra Contractual Obligations and obligations in excess of original policy limits, losses, deficiencies, fines, penalties, costs or expenses, including reasonable attorneys' fees ("Demands") relating to or arising out of any act or omission of the Administrator with respect to the adoption, rejection, modification or application of such Standards by the Administrator.


                                  ARTICLE VIII

                                  BANK ACCOUNTS

A.       Accounts.

                  1. Consistent with their respective obligations to pay Claims with respect to the Administered Contracts, the Reinsurer and the Administrator shall establish or maintain disbursement and claims paying accounts owned by and in the name of the Reinsurer or the Administrator as the case may be.

                  2. As between the parties, the rights, responsibilities and obligations of each party with respect to such bank accounts shall be as set forth on Annex G, attached hereto.

B.       Escheat.

                  Each party shall retain responsibility for all applicable escheat administration services with respect to such bank accounts established by it, including check escheat and related record keeping. Each party agrees to provide such information available to it and to maintain and transmit such records with respect to such bank accounts to reflect such information as may be required by the other party with respect to escheatable amounts.

C.       Banking Functions.

                  Each party, at its own expense, shall retain responsibility for all banking functions with respect to all such bank accounts of such party, including performing daily operational activities, account maintenance and contracts with respective banks, and bank reconciliations. These functions shall be performed in accordance with the applicable standards set forth hereunder.

D.       Assignment.

                  At the Closing Date, the Administrator shall assign, or cause the Reinsurer's name to be added to, all bank accounts theretofore established by the Administrator pursuant to this Article VIII.


                                   ARTICLE IX

                               REPORTS AND RECORDS

A.       Records and Access to Records.

                  1. The Reinsurer shall on the Closing Date, or as soon thereafter as is practicable:

                                    (i) transfer to the Administrator in a
         commercially reasonable manner the files, or copies thereof, owned by it that relate exclusively to each Administered Contract, or, if not exclusively so relating, copies of those portions of such files applicable to each Administered Contract to the extent such files are not already in the possession of the Administrator and that it is reasonable and practicable; provided, however, that if a file or portion thereof relating to an Administered Contract can not be transferred or a copy can not be provided to the Administrator pursuant to Article IX B., then it will be made available for inspection by the Administrator; and

                                    (ii) make available to the Administrator
         for use by the Administrator with respect to the services provided pursuant to this Administrative Services Agreement, certain production systems as agreed upon by the parties.

                  2. (a) If the transfer of any files requires the consent of any Person, the Reinsurer shall use all reasonable good faith efforts to secure such consent on or prior to the date such transfer is to be made. Where such consent cannot be obtained, the Reinsurer shall not be required to transfer the applicable files to the Administrator but shall provide copies of such files unless the absence of such consent prohibits providing copies in which case the Reinsurer shall provide the Administrator with access to such files.

                     (b) Nothing in this Section shall require the Reinsurer to transfer to the Administrator any original files which the Reinsurer is required by any applicable law or contractual obligations to retain, provided that the Reinsurer shall provide copies of such original files to the Administrator.

                  3. During the term of this Administrative Services Agreement (or thereafter, if required by law), the Administrator shall retain all files of the Reinsurer or produced by the Administrator on behalf of the Reinsurer pertaining to this Administrative

Services Agreement, to the extent such files are required by applicable law to be retained by either the Administrator or the Reinsurer.

                  4. To the extent permitted or not prohibited by applicable law, for the duration of this Administrative Services Agreement, and at any time (without limitation) as may be required in the judgment of the Reinsurer for the Reinsurer to comply with any law or to perform its obligations or responsibilities under this Administrative Services Agreement, the Reinsurer and its authorized representatives may from time to time reasonably request, and the Administrator shall:

                                    (i) provide, at reasonable times during
normal business hours: full and open access to examine the files of the Administrator pertaining to (x) any of the Administered Contracts and (y) to the services to be provided under this Administrative Services Agreement; and

                                    (ii) discuss such services with the
employees and agents of the Administrator who are knowledgeable therewith, so that the Reinsurer shall have sufficient opportunity to make whatever investigation it shall deem necessary and desirable in connection with the transactions contemplated by this Administrative Services Agreement.


                  Such access and opportunity shall be exercised by the Reinsurer and such representatives in a manner that shall not interfere unreasonably with the operations of the Administrator. Such access shall include the right of the Reinsurer to make and retain copies of any files to the extent that the Reinsurer reasonably determines that it requires copies of such files in order to carry out the transactions contemplated by this Administrative Services Agreement or for any legitimate business purpose contemplated by this Administrative Services Agreement. Notwithstanding the first sentence of this subsection, no request by the Reinsurer shall diminish or otherwise affect any of the obligations or responsibilities of the Administrator under this Administrative Services Agreement.

                  5. Each party hereto shall pay all storage and related expenses associated with any files, and copies thereof, which it retains in its possession.

B.       Ownership.

                  1. All original files or suitable copies, which are held by the Administrator or transferred to the Administrator by the Reinsurer or produced by the Administrator for the benefit of the Reinsurer pursuant to this Administrative Services Agreement, shall be or remain the property of the Reinsurer unless it is otherwise required by applicable law or regulations that the Administrator retain ownership. At such time as the Administrator determines it is no longer necessary under applicable law or regulation to retain any file or copy thereof which is the property of the Reinsurer, it may elect to return such file or copy thereof to the Reinsurer. Notwithstanding anything here to the contrary, the

Administrator shall have the right to retain suitable copies of all files (originals and copies) pursuant to this Administrative Services Agreement.

C.       Audit.

                  1. For so long as there are Administered Policies issued or renewed by the Administrator, the Reinsurer may reasonably conduct, at its own expense (or have conducted on its behalf) an audit of the Administrator with respect to such files and other relevant documents in the possession of the Administrator upon reasonable written notice to the Administrator during normal business hours and solely for the purpose of: (i) responding to any regulatory investigation or inquiry or (ii) investigating or defending a Claim or a complaint by a third party against the Reinsurer relating to an Administered Contract.


                                    ARTICLE X

                                  LEGAL ACTIONS

                  Neither the Reinsurer nor the Administrator shall have the authority to institute, prosecute or maintain any legal or regulatory proceedings on behalf of the other party without the prior written consent of such other party except to the extent specified by this Administrative Services Agreement. Notwithstanding any other provision of this Administrative Services Agreement, no defense shall be interposed and no settlement shall be entered into or agreed to by either party without the prior written consent of the other party which consent shall not be unreasonably withheld except that such party in its sole discretion may withhold consent, if such defense or settlement could materially affect such party's licenses, or its relationship with any regulatory or governmental authority.


                                   ARTICLE XI

                                   TERMINATION

A.       Termination of Administrative Services Agreement.

                  This Administrative Services Agreement may be terminated by the Reinsurer during the full term of this Administrative Services Agreement pursuant to either (i) Section C. of this Article or (ii) after the first two years of the initial five year term of this Administrative Services Agreement in the event that the Reinsurer desires a transfer of the Administrative Services from the Administrator to the Reinsurer or (iii) during the term of this Administrative Services Agreement in the event the Reinsurer exercises its right of first refusal pursuant to Article V.A.11. conditioned upon the Reinsurer giving the Administrator written notice of such termination at least ninety (90) days in advance of the date of acquisition of the TPA by the Reinsurer. This Administrative Services Agreement will, unless earlier terminated by the Reinsurer pursuant to this Article XI, terminate automatically upon the termination of all of the Reinsurer's liabilities and obligations under the Administered Contracts and the termination of all of its and the Administrator's obligations under the Assumption Reinsurance Agreement and this Administrative Services Agreement.


B.       Events of Default.

                  Any one or more of the following shall constitute an Event of
         Default:

                  1. The Administrator fails to perform or observe any material covenant, term or condition contained herein, including, but not limited to, breach of performance or payment requirements, and such failure or breach shall (i) not have been cured within thirty (30) days, or such lesser period as shall be necessary to avert any imminent revocation of the Reinsurer's license to do an insurance business in any jurisdiction, after written notice by the Reinsurer of such failure or breach, (ii) have caused revocation of the Reinsurer's license to do an insurance business in any jurisdiction or a material adverse effect with respect to the Reinsurer, and (iii) have been finally decided pursuant to the procedures referenced in Article XIII hereof; provided, however, that this subparagraph (iii) shall not apply if the Reinsurer's license to do an insurance business in a jurisdiction would be revoked before the entry of a final arbitration decision pursuant to the procedures referenced in Article XIII hereof. Any notice delivered by the Reinsurer pursuant to this subparagraph shall be accompanied by a demand for a plan of cure, which plan of cure shall be delivered by the Administrator to the Reinsurer within ten (10) days of the receipt of such demand.

                  2. The termination prior to the Closing Date or non-effectiveness of the Assumption Reinsurance Agreement;

                  3. If the Administrator shall (i) commence a voluntary case or other proceeding seeking rehabilitation, conservation, reorganization, liquidation or other relief with respect to itself or its debts under any insolvency, conservatorship, receivership, rehabilitation, liquidation or other similar law now or hereafter in effect that authorizes the rehabilitation, reorganization, conservation or liquidation of the Administrator or its debt or the appointment of a trustee, receiver, conservator, liquidator, receiver, custodian or other similar official of it or any substantial part (i.e., more than 50%) of its property, or (ii) consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or (iii) make a general assignment for the benefit of creditors, or (iv) take any corporate action to authorize any of the foregoing;

                  4. Any involuntary case or other proceeding shall be commenced against the Administrator seeking rehabilitation, conservation, reorganization, liquidation or other relief with respect to it or its debts under any insolvency, conservatorship, receivership, rehabilitation, liquidation or other similar law now or hereafter in effect seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part (i.e., more than 50%) of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or

                  5. An order is entered by a court of competent jurisdiction affecting substantially all (i.e., more than 50%) of the property or affairs of the Administrator under insolvency, conservatorship, receivership, rehabilitation, liquidation or other similar laws as now or hereafter in effect and such order shall remain undismissed and unstayed of a period of sixty (60) days.

                  6. Stanley S. Mandel fails to maintain control of the day to day operations of the Administrator at any time during the first five years following the Effective Date; provided, however, that in the event Stanley S. Mandel becomes disabled and is unable to maintain such control for a period exceeding sixty days, then the Administrator shall appoint a person to replace Stanley S. Mandel until such time as Stanley S. Mandel is able to resume control of operations; provided, further, that any such replacement for Stanley S. Mandel must meet with the acceptance of the Reinsurer, who shall not unreasonably withhold such acceptance.

                  7. The Administrator at any time (i) permits any other Person to gain operational control of its TPA, or (ii) agrees to any arrangement which would end the existence of its TPA, without giving the Reinsurer a right of first refusal pursuant to Section V.A.11.

                  8. The Administrator fails to maintain a minimum shareholder equity on its balance sheet of not less than three and one half percent (3.5%) of the gross premiums earned on the Administered Contracts in the prior calendar year and the Administrator continues such failure after written notice from the Reinsurer to cure such failure within ten
         (10) Business Days from the delivery of such notice.

C.       Termination Upon Event of Default.

                  Upon the occurrence of an Event of Default as described in paragraph B above, the Reinsurer may, at its option, terminate this Administrative Services Agreement by giving sixty (60) days prior written notice to the Administrator of its termination of this Administrative Services Agreement.

D.       Transition Following Termination.

                  In the event of termination under this Article XI, the Reinsurer and the Administrator shall effect a transition and an orderly transfer of responsibilities as follows:

                  1. Transition. The Administrator will take such actions reasonably requested by the Reinsurer (including without limitation continuing to provide such services as are necessary until transfer of administration to another service provider or the Reinsurer), and will reasonably cooperate with the Reinsurer, to facilitate the transition of the services to another service provider selected by the Reinsurer or to the Reinsurer.

                  2. Transfer of Information to the Reinsurer. At the Reinsurer's option and request, the Administrator shall perform those steps necessary, at the expense of the Administrator in the case of default, to transfer all Reinsurer property and information to the Reinsurer or a party designated by the Reinsurer, including, but not limited to, insurance policies, financial and technical information and data, and the Administrator shall promptly deliver all such property and information to the Reinsurer or the Reinsurer's designee.

                  3. Obligations Regarding Covered Policies. The Reinsurer shall assume all of the obligations of the Administrator hereunder relating to the provision of administrative services with respect to the Administered Contracts.

E.       Return of Files.

                  Upon termination of this Administrative Services Agreement, under this Article XI, all files pertaining to this Administrative Services Agreement shall be returned or transferred to the Reinsurer in a commercially reasonable manner at the expense of the requesting party promptly after written request therefor shall have been received from such requesting party, provided, however, that the Administrator shall be permitted to make copies of such files as may be required for it to meet its obligations and responsibilities and engage in the transactions contemplated by the Assumption Reinsurance Agreement or this Administrative Services Agreement or for other good and valid business reasons contemplated by such agreements, including but not limited to the obligations of such other party to comply with applicable law or regulatory requirements or the requirements of Administered Contracts.

F.       Partial Termination.

                  If, as a result of the loss of any license, authorization or accreditation, the Administrator is unable to perform its obligations hereunder, then this Administrative Services Agreement shall be terminated as to the affected obligations only; provided, however, that in such event, the Administrator shall have arranged for the services of a third party to perform such affected obligations.

G.       Non-Compete.

                  With respect to any Policyholder insured by the Reinsurer under a DBL program on the date of termination hereunder, the Administrator shall not for a period of twelve (12) consecutive months thereafter, without the written consent of the Reinsurer, knowingly recommend to the Policyholder that it convert, cancel or otherwise modify its insurance products that are issued by the Reinsurer so that such Policyholder can, or will, purchase the insurance products of another Administrator.

H.       Continuation of Certain Obligations.

                  Notwithstanding the termination of this Administrative Services Agreement, the obligations of the Administrator or of the Reinsurer, as the case may be, under Article IX.A.3., Article IX.C., Article XI.D., Article XI.E., Article XI.G., Article XI.H., Article XIII, Article XIV, Article XV and
Article XVII, paragraphs B, G and O shall remain in full force and effect. In addition, notwithstanding the termination of this Administrative Services Agreement, the Administrator shall pay to the Reinsurer all amounts due and owing to the Reinsurer through the termination of this Administrative Services Agreement, and the Reinsurer shall pay to the Administrator all amounts due and owing to the Administrator through the termination of this Administrative Services Agreement.


                                   ARTICLE XII

                               REGULATORY MATTERS

A.       Financial Obligations.

                  The Administrator shall be solely liable for any governmental or other regulatory proceedings relating to the Administered Contracts or the Administrative Services provided hereunder. Such responsibility shall include, without limiting the foregoing, all fines, penalties, obligations, liabilities, costs and expenses including but not limited to liability for all legal expenses incurred by the Reinsurer after the Effective Date with respect to such proceedings, and all amounts payable in settlement of such proceedings.

B.       Responses to Regulatory Authorities.

                  The Administrator (with respect to matters affecting its license and liability) or the Reinsurer (with respect to matters affecting its license and liability), as the case may be, agrees to provide a prompt initial response to inquiries received from state insurance departments, other governmental agencies or regulatory bodies regarding Policyholder, contractholder, provider and consumer concerns or otherwise arising out of or in connection with any activity or omission with respect to the Administered Contracts which occurred prior to, on, or after the Effective Date. Notwithstanding the foregoing, the Administrator and the Reinsurer shall consult with one another prior to providing such response or entering into any other communications with regulators regarding such inquiries, and they shall both act in good faith and cooperate with each other in attempting to agree on the form and substance of such response or communication. The Administrator and the Reinsurer shall both have the right to participate in meetings and conversations with such state insurance departments, other governmental agencies or regulatory bodies to discuss such inquiries. The Reinsurer or the Administrator, as the case may be, will provide the other party with all information necessary for such other party to conduct whatever investigation is reasonable under the circumstances in order to respond to such inquiries. Each party shall notify in writing the other of any such inquiry within two (2) Business Days of receipt of such inquiry and provide copies of all relevant documents related thereto. After such consultation and cooperation, the Administrator shall have the right to control the resolution (including entering into settlements) with respect to any inquiry that could lead to the revocation, suspension or restriction of its license or a monetary penalty. The Reinsurer shall have the right to control the resolution (including entering into settlements) with respect to any inquiry that could lead to the revocation, suspension or restriction of its license or a monetary penalty. Notwithstanding any of the foregoing, the Reinsurer shall have the right to control the resolution of any such inquiries with respect to the Administered Contracts.

C.       Reviews and Audits by Regulatory Authorities.

                  Each party agrees to notify in writing the other party within two (2) Business Days upon receipt of any written or oral communication from any state insurance department or any other government agency or body of its intention to commence any market conduct or similar examination or review or to proceed with any administrative action, such as a hearing, fine, penalty, license suspension or revocation or similar action, against the Reinsurer or the Administrator, which examination, review or administrative action relates in any way to the Administrator's performance under this Administrative Services Agreement or which otherwise relates solely to any of the Administered Contracts. The Reinsurer and the Administrator agree to cooperate fully with each other and to use their reasonable good faith efforts in jointly resolving any such issue or matter raised by a state insurance department, or any other government agency or regulatory body.

D.       Cooperation.

                  The Administrator and the Reinsurer agree to cooperate fully with each other and use their reasonable good faith efforts in dealing with state insurance departments and other government agencies or regulatory bodies in maintaining the Administered Contracts in compliance in all material respects with existing and future laws. If the Administrator determines that any of the Administered Contracts are materially not in compliance with such laws, the Administrator shall so notify the Reinsurer and obtain the Reinsurer's approval. The Administrator shall prepare and file any necessary amendments to such Administered Contracts and other filings or documents required and shall prepare any necessary filings for submission by the Reinsurer.

E.       Notice to Insureds.

                  The Administrator, with the Reinsurer's cooperation, shall give written notice to insureds of the identity of the Administrator and the relationship between the Administrator, the Reinsurer and the insured. The Administrator shall provide the Reinsurer with an advance copy of such notice for the Reinsurer's approval prior to any distribution of the notice.

                                  ARTICLE XIII

                                   ARBITRATION

                  Any dispute or difference between the parties with respect to the operation or interpretation of, or arising from or relating to, this Administrative Services Agreement on which an amicable understanding cannot be reached shall be decided by binding arbitration. Arbitration hereunder shall be pursuant to and in accordance with the terms, conditions and procedures set forth in Sections 9.1, 9.2, 9.3 and 9.4 of the Assumption Reinsurance Agreement.


                                   ARTICLE XIV

                                 CONFIDENTIALITY

A.       Generally.

                  The Company, the Reinsurer and the Administrator each acknowledge that they will have access to confidential and proprietary information concerning the other parties and their businesses, which information is not readily available to the public, and agree that the Company, the Reinsurer and the Administrator have taken and will continue to take reasonable actions to ensure such information is not made available to the public. The Company, the Reinsurer and the Administrator further agree that they will not at any time (during the term hereof or thereafter) disclose to any person, corporation, partnership or other entity whatsoever (except the Company, the Reinsurer or the Administrator and their respective affiliates and the officers, directors, employees, agents and representatives of the Company, the Reinsurer and the Administrator and their affiliates who require such information in order to perform their duties in connection with the services provided hereunder), directly or indirectly, or make any use of, for any purpose other than those contemplated by this Administrative Services Agreement or the Assumption Reinsurance Agreement, or any information or trade secrets relating to the Administered Contracts or the business affairs of the Company, the Reinsurer or the Administrator, including the identity of and/or the compensation arrangements with, any agents, affiliates and subsidiaries of the Company, the Reinsurer and the Administrator, so long as such information remains confidential.

B.       Individuals.

                  Information that identifies an individual covered under one of the Administered Contracts may be confidential. The Company and the Administrator shall take all reasonable precautions to prevent disclosure or use of information identifying individuals covered under Administered Contracts for a purpose unrelated to the performance of this Administrative Services Agreement or the Assumption Reinsurance Agreement. With respect to Administered Contracts, the Company and the Administrator shall take all reasonable precautions to prevent disclosure or use of information identifying individuals covered under such Administered Contracts for a purpose unrelated to the performance of this Administrative Services Agreement or the Assumption Reinsurance Agreement.

C.       Software.

                  The Company, the Reinsurer and the Administrator acknowledge that software supplied by either party (including, but not limited to the design, programming techniques, source codes and documentation thereof) may be confidential information or trade secrets and may be subject to licensing restrictions. No party may disclose any confidential or trade secret information concerning the software owned by any other party to any person, firm or organization without the other party's prior written consent, or except as otherwise provided for in this Administrative Services Agreement or in any license, sub-license or other agreement between the parties or with respect to software acquired by the Administrator.

D.       Release of Information.

                  The Company, the Administrator or the Reinsurer may disclose confidential information in the following circumstances (or as otherwise provided by this Administrative Services Agreement or the Confidentiality Agreement):

                           (i) in response to a court order or formal discovery
request after written notice to the other parties;

                           (ii) if requested by any regulatory authority after
written notice to other parties;

                           (iii) at the proper request of an insured or his/her
legal representative;

                           (iv) as otherwise required by law; or

                           (v)  with the consent of all parties, which consent
shall not be unreasonably withheld.

                                   ARTICLE XV

                                 INDEMNIFICATION

                  The rights and obligations regarding indemnification by the parties under this Administrative Services Agreement from and against any and all Demands to the extent relating to or arising out of any act or omission of the Administrator or the Reinsurer, or their respective directors, officers, agents, brokers or employees, in performing their obligations under this Administrative Services Agreement shall be determined in accordance with the indemnification provisions in Sections 10.2 and 10.3 of the Assumption Reinsurance Agreement.
                                   ARTICLE XVI

                                    INSURANCE

A.       Liability Insurance.

                  The Administrator shall use commercially reasonable efforts to obtain and maintain an errors and omissions liability policy in the amount of no less than $1,000,000 per claim and $5,000,000 annual aggregate (deductible up to $10,000 per claim), with an insurance company satisfactory to the Reinsurer, to cover any loss arising as a result of any real or alleged negligence, errors or omissions on the part of the Administrator's officers, agent or employees in any aspect of the performance of services under this Administrative Services Agreement.

B.       Fidelity Bond.

                  The Administrator shall use commercially reasonable efforts to obtain and maintain fidelity bond coverage in the amount of $1,000,000 (aggregate $1,000,000) with a company satisfactory to the Reinsurer providing for indemnity to the Reinsurer in the event of loss due to the misdeeds of its officers, employees or agents during the term of this Administrative Services Agreement.

C.       Other Insurance.

                  1. The Administrator shall use commercially reasonable efforts to obtain and maintain in connection with its performance of services under this Administrative Services Agreement (i) electronic crime insurance in the amount of $1,000,000 per claim, and $1,000,000 annual aggregate, and (ii) records and valuable paper insurance of $100,000 per claim, $100,000 annual aggregate, with an insurance company satisfactory to the Reinsurer.

                  2. The Administrator shall maintain life insurance in the amount of at least $3,000,000 on the life of Stanley S. Mandel for the term of this Administrative Services Agreement; provided, however, if there has been an Event of Default, such insurance shall be maintained until all of the Administrator's obligations under this Administrative Services Agreement are paid in full; provided, further, that if a successor to Stanley S. Mandel is named pursuant to the terms of Article V.A.10. hereunder, then similar life insurance shall be maintained on such successor. Said insurance shall be issued by an insurance company and pursuant to a policy satisfactory to the Reinsurer and shall name the Reinsurer as sole beneficiary.

D.       Notice to the Reinsurer.

                  1. Each insurance policy and bond required under this Article XVI shall provide that the issuer shall immediately notify the Reinsurer, in writing, of any failure of the Administrator to pay the premiums due thereon, and shall give at least thirty (30) days' written notice of cancellation of any such policy.

                  2. The Administrator shall furnish the Reinsurer with a copy of each such policy and bond, and every renewal or replacement thereof, within thirty (30) days of issuance.

E.       Failure to Obtain Insurance.

                  In the event that the Administrator shall be unable to procure any policy of insurance required by this Article XVI for any reason, the Administrator shall either (i) establish and maintain a trust, naming the Reinsurer as beneficiary and in form reasonably satisfactory to the Reinsurer, funded by assets reasonably acceptable to the Reinsurer in an amount equal to the difference between (x) $11,100,000, and (y) the total of aggregate limits for all policies procured by the Administrator pursuant to this Article XVI, or
(ii) maintain a letter of credit in form and issued by a institution reasonably acceptable to the Reinsurer in favor of the Reinsurer in the amount described in clause (i), against any losses that would have been covered by the insurance required by this Article. The trust assets or letter of credit, as applicable, shall similarly be available to compensate the Reinsurer for any losses that would have been covered by the insurance required by this Article XVI. Such trust or letter of credit shall be maintained during the term of this Administrative Services Agreement and shall be continued thereafter until the first anniversary of the date of such termination; provided, however, that in the event that any claim or claims are made against the Reinsurer or the Administrator by third parties arising out of the performance by the Administrator hereunder or in the event that the Reinsurer should make such a claim or claims against the Administrator, in either event prior to the first anniversary of the date of such termination, any such trust or letter of credit shall be maintained in the amount of such claim or claims until the resolution of such claim or claims.

                                  ARTICLE XVII

                               GENERAL PROVISIONS

A.       Cooperation.

                  The parties shall cooperate in a commercially reasonable manner in order that the duties assumed by the Administrator will be effectively, efficiently and promptly discharged, and will not take any actions which would frustrate the intent of the transactions contemplated by this Administrative Services Agreement or the Assumption Reinsurance Agreement. Each party shall, at all reasonable times during normal business hours under the circumstances, make available to the other party properly authorized personnel for the purpose of consultation and decision. On or before the Closing Date, or as soon as practicable thereafter, the Administrator shall make available to the Reinsurer copies of all policy forms and examples of all other forms, including drafts and checks, used by the Administrator in their administration of the Administered Contracts as reasonably requested by the Reinsurer.

B.       Amendment; Waivers.

                  This Administrative Services Agreement may be amended or modified, and any of the terms or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision or term contained in this Administrative Services Agreement, in any one or more instances, shall not be deemed to be nor construed as a further or continuing waiver of any such condition, or of the breach of any other provision or term of this Administrative Services Agreement.

C.       Entire Agreement.

                  Together with the Assumption Reinsurance Agreement, and the Exhibits and Schedules attached thereto, and the Confidentiality Agreement, this Administrative Services Agreement, including all Annexes attached hereto, constitute the entire understanding between the parties hereto with respect to the transactions contemplated hereby and supersede and replace all prior and contemporaneous agreements and understandings, oral or written with regard to such transactions. All Annexes delivered pursuant to any provision hereof are expressly made a part of this Administrative Services Agreement as fully as though completely set forth herein.

D.       Relationship.

                  The Reinsurer and the Administrator are and shall remain independent contractors and not employees or agents of the other party. Except as expressly granted in this Administrative Services Agreement or otherwise by the other party in writing or as may be required by law or as necessary to perform the services to be provided hereunder or to obtain the benefits hereof, no party shall have any authority, express or implied, to act as an agent of the other party or its subsidiaries or affiliates under this Administrative Services Agreement. Except as otherwise provided by this Administrative Services Agreement or by any other agreement between the parties, each party shall be responsible for the payment of all employment, income and social security taxes arising in connection with the compensation payable to its personnel involved in the provision of the services hereunder. Each party hereby indemnifies and holds the other party, its affiliates and its officers, directors, agents and employees harmless from any and all municipal, county, state or federal claims for withholding or employment taxes, Workers' Compensation, unemployment compensation insurance or fines, penalties or other such assessments or taxes arising out of the performance of such party's obligations under this Administrative Services Agreement.

E.       Errors and Omissions.

                  Any delays, errors or omissions on the part of a party occurring in connection with this Administrative Services Agreement or any transaction hereunder shall not relieve any other party from any liability to the first party which would have otherwise attached, had such delay, error or omission not occurred, provided that such error or omission is rectified as soon as reasonably practicable after discovery thereof.

F.       Best Efforts.

                  No reference in this Administrative Services Agreement to "best efforts" shall require a person obligated to use its best efforts to incur substantial out-of-pocket expenses, to incur indebtedness or, except as expressly provided herein, to institute litigation or to consent generally to service of process in any jurisdiction.

G.       Governing Law and Forum.

                  This Administrative Services Agreement shall be deemed to have been made under and governed by the laws of the State of New York without regard to New York's choice of law rules. Both parties hereby irrevocably and unconditionally submit themselves to the exclusive jurisdiction of the Courts of the State of New York for any actions, suits or proceedings of or relating to this Administrative Services Agreement and the transactions contemplated thereby that cannot be resolved pursuant to the provisions of Article XIII hereof.

H.       Invalidity.

                  Unless the invalidity or unenforceability of any provision or portion thereof frustrates the intent of the parties or the purpose of this Administrative Services Agreement, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions or portions thereof. In the event that such provision shall be declared unenforceable by a court of competent jurisdiction, such provision or portion thereof, to the extent declared unenforceable, shall be stricken. However, in the event any such provision or portion thereof shall be declared unenforceable due to its scope, breadth or duration, then it shall be modified to the scope, breadth or duration permitted by law and so as to give effect to the original intent of the parties as closely as possible in a mutually acceptable manner, and shall continue to be fully enforceable as so modified unless such modification frustrates the intent of the parties or the purpose of this Administrative Services Agreement.

I.       Counterparts.

                  This Administrative Services Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

J.       No Third Party Beneficiaries.

                  Nothing in this Administrative Services Agreement is intended to confer any rights or remedies under or by reason of this Administrative Services Agreement on any persons other than the Reinsurer and the Administrator and their respective successors and assigns. Nothing in this Administrative Services Agreement is intended to relieve or discharge the obligations or liability of any third persons to the Reinsurer or the Administrator. No provision of this Administrative Services Agreement shall give any third persons any right of subrogation or action over or against the Reinsurer or the Administrator.

K.       Assignment.

                  This Administrative Services Agreement is a personal services contract and may not be substituted or assigned, in whole or in part, and no assignment of compensation payable hereunder shall be valid without the prior written consent of the Reinsurer, and any such attempted assignment without such prior written consent shall be void and of no force and effect; provided, however, that no such assignment shall reduce or otherwise vitiate any of the obligations of any other party hereunder; provided, further, that consent by the Reinsurer to an assignment as a result of the reorganization of the Administrator shall not be unreasonably withheld. This Administrative Services Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties.

L.       Headings.

                  The headings in this Administrative Services Agreement are for the convenience of reference only and shall not affect its interpretation.

M.       Preparation.

                  This Administrative Services Agreement has been jointly prepared by the parties hereto and the terms hereof will not be construed in favor of or against any such party by reason of its participation in such preparation.

N.       Reasonableness.

                  Each of the parties will act reasonably and in good faith on all matters within the terms of this Administrative Services Agreement.

O.       Notices.

                  All notices and communications hereunder shall be in writing and shall be deemed to have been received three (3) Business Days after mailing, or if by telefax or by hand, when received, and if by overnight mail, on the next Business Day. Any written notice shall be by either certified or registered mail, return receipt requested, or overnight delivery service (providing for delivery receipt) or delivered by hand. All notices or communications with the Reinsurer under this Agreement shall be addressed as follows:

                  The Guardian Life Insurance Company of America
                  Bethlehem Business Park
                  3900 Burgess Place
                  Bethlehem, Pennsylvania  18017
                  Attention: Barry J. Petruzzi, Assistant
                  Actuary, Group Disability SBU
                  Telefax No.: 610-807-7864

                  All notices and communications with the Administrator under this Agreement shall be directed to:

                  Arista Investors Corp.
                  116 John Street
                  New York, New York  10038
                  Attention: Stanley S. Mandel, Exec. Vice President Telefax No.: 212-608-6473

P.       Consistency.

                  Both the Administrator and the Reinsurer agree that the rights and obligations of the Administrator and the Reinsurer under the Assumption Reinsurance Agreement shall be consistent with and subject to the terms and conditions of this Administrative Services Agreement.

                  IN WITNESS WHEREOF, this Administrative Services Agreement has been duly executed.

                                              THE GUARDIAN LIFE INSURANCE
                                              COMPANY OF AMERICA



Dated: _________, 1998                        By: Sanford Herman
                                                  -----------------------------
                                                  Name:  Sanford Herman
                                                  Title: V.P., Group Pricing
                                                           and Standards

                                              ARISTA INVESTORS CORP.



Dated: _________, 1998                        By: Stanley S. Mandel
                                                  -----------------------------
                                                  Name:  Stanley S. Mandel
                                                  Title: Vice President

                                     ANNEX A



                      UNDERWRITING ADMINISTRATION SERVICES



1. Conduct all underwriting related functions that occur in the typical course of business. This would include, but would not be limited to, the following:

         (a) analyze each group with regard to its underwriting characteristics and evaluate the characteristics of the group,

         (b) determine that the contract applied for can be legally issued in the jurisdiction in which it is to be written,

         (c) ascertain that the plan to be provided can be satisfactorily administered by both the Policyholder and the Reinsurer,

         (d) establish premium rates that can be expected to produce a reasonable contribution to surplus.

2. Maintain a detailed underwriting manual, approved by the Reinsurer, which is regularly updated to reflect current underwriting practices. If this manual currently does not exist it should be developed by the Administrator and approved by the Reinsurer within six months of the Effective Date of this Administrative Services Agreement. If the underwriting manual exists, updates to the manual should be completed within three months of the Effective Date of this Administrative Services Agreement and a copy sent to the Reinsurer.

3. Underwrite new policies and renew enforce policies in conformity with the underwriting manual. Exceptions must be approved by the Reinsurer.

4.       Underwrite new business quotes.

         Groups of 50 lives or greater: Quotes should be reviewed and underwritten in accordance with the experience rating formula and guidelines set forth in the DBL underwriting manual. Appropriate case and experience data (male/female content, rate history, nature of business, paid claim information, etc.) should be requested from the broker/sales rep and reviewed prior to the release of the rate and other quote information.

         All quotes should be completed and returned to the broker/sales rep. either by phone or fax within 3 Business Days of receipt.

         Cases with an annual premium above $250,000 must be approved by the Reinsurer before the initial quote and prior to delivery of each renewal.

5.       Renew rates on inforce groups.

         A.   Less than 50 life groups:

              Renew annually less than 50 life groups based on performance of the less than 50 life block of business. If target loss ratio exceeds 65%, the block of business should be renewed, subject to any regulatory constraints.

         B.   Greater than or equal to 50 life groups:

              Cases where the loss ratio is greater than anticipated and/or competition requires, must be renewed annually. Rate increases in excess of 10% must be requested. Thirty day renewal notice must be given to the broker and Policyholder prior to the anniversary date to ensure that renewal rates are to be effective on the anniversary date of the case.

6. Ensure all underwriting practices meet DBL requirements. Rating/plan provisions should be in compliance of state regulations/legislation.

         For the Enhanced DBL product: plan provisions, participation guidelines, industry selection and case rating should meet established Reinsurer risk acceptance guidelines.

7. Maintain appropriate underwriting files. Files should be maintained consistent with determined file set-up in an orderly and systematic manner. The Administrator should provide the Reinsurer with details regarding file set-up. All instructions, discrepancies, deviations, administrative exceptions, correspondence and recommendations should be properly documented. All necessary communication between sales reps, brokers and Reinsurer personnel should be documented. Correspondence should communicate accurate information.

8.       Acknowledge/respond to 90% of all phone calls within one Business Day.

9. Acknowledge/respond to 90% of all written underwriting correspondence within 5 Business Days of receipt.

10. Maintain an underwriting audit manual, approved by the Reinsurer, which is regularly updated to reflect changes to the audit procedure. Implement a formal audit program to ensure consistency in underwriting procedures. If this manual/ audit procedure does not currently exist, it should be developed and implemented by the Administrator within one year of the Effective Date of this Administrative Services Agreement.

         Audit approx. 10% of each new business quote (especially experience rated cases) and renewal cases per underwriter per month. The audits will deal primarily with the 50 lives or more cases. Monitor the results to identify trends, training needs, resource deficiencies and workplace efficiencies that can be shared with others.

11.      Develop and implement a formal training program for new underwriters.

12. Meet standards for rate calculation accuracy. Maintain a 98% rate calculation accuracy ratio. Meaning, the total dollar amount of errors in premium in calculating rates will not exceed 2% of the total premium dollars paid during a given period.

                                     ANNEX B


                         CLAIMS ADMINISTRATION SERVICES


1. Conduct all claims related functions that occur in the typical course of business. This would include, but would not be limited, to the following:

         (a) develop a reasonable and equitable claims philosophy, pay all valid claims promptly, courteously and to the full extent of the policy,

         (b)  establish procedures to process claims efficiently,

         (c) provide clear and concise claim processing instructions to Policyholders,

         (d) exercise adequate controls so that the Reinsurer's philosophy is being carried out,

         (e) accumulate and make available claims data for accounting, statistical, analytical and research purposes.

2. Maintain a detailed claims procedural manual, approved by the Reinsurer, which is regularly updated to reflect current claims practices. If this manual currently does not exist, it should be developed by the Administrator and approved by the Reinsurer within six months of the Effective Date of this Administrative Services Agreement. If the claims manual exists, updates to the manual should be completed within three months of the Effective Date of this Administrative Services Agreement and a copy sent to the Reinsurer.

3. Adjudicate and field investigate claims in conformity with the claims manual. Exceptions must be approved by the Reinsurer.

4.       Claims Adjudication

         A. Data entry of new claims information by the clerical staff onto the claims payment system should be completed on the same day of receipt of the claims data.

         B. Accurately process all new claims within 4 Business Days of initial receipt of claim.

         C. Meet standards for claim payment accuracy. Maintain a 98% claim payment accuracy ratio. Meaning, the total dollar amount of errors in administering claims will not exceed 2% of the total claim dollars paid during a given period.

         D. For pending claims, send appropriate correspondence to employee within 4 Business Days of initial receipt of claim, advising employee what is needed to further process the claim. Once additional information is received it must be processed within 4 Business Days.

         E. Updated medical and field investigation information for ongoing claims must be requested every 2 to 4 weeks regardless of diagnosis. A supplemental medical form should be sent to the insured via the claim payment system for medical updates.

         F. If a claim is terminated, or pending, appropriate correspondence must be sent to the employee within 4 Business Days of such date.

         G. Prepare and process/transmit all related reports, schedules, listings and other information required to record and control approval and payment of insured claims (i.e., FICA/FIT reports, claim settlement drafts, etc.)

         H. Arrange for and review reports of all necessary field investigations and medical examinations.

         I. Assist as needed in the representation of the Reinsurer at Workers' Compensation Board hearings, claims litigation and inquiries by governmental authorities including the Complaint Bureau of the New York State Insurance Department;
              provided, however, that the Administrator's use of outside counsel for such representation will be subject to the prior approval of the Reinsurer.

5.       Ensure all claim practices meet DBL requirements.

6. Maintain appropriate claim files. Files should be maintained consistent with determined file set-up in an orderly and systematic manner. The Administrator should provide the Reinsurer with details regarding file set-up. All instructions, discrepancies, deviations, administrative exceptions, correspondence and recommendations should be properly documented. All necessary communication between sales reps, brokers, Reinsurer personnel, Policyholders and claimants should be documented. Correspondence should communicate accurate information.

7.       Acknowledge/respond to 90% of all phone calls within one Business Day.

8. Acknowledge/respond to 90% of all written claims correspondence within 5 Business Days of receipt.

9. Maintain a claim audit manual, approved by the Reinsurer, which is regularly updated to reflect changes to the audit procedure. Implement a formal audit program to ensure consistency in claim procedures. If this manual/audit procedure does not currently exist, it should be developed and implemented by the Administrator within one year of the Effective Date of this Administrative Services Agreement.

         Audit and field investigate approx. 10% of new and existing claims per benefit analyst per month. Monitor the results to identify trends, training needs, resource deficiencies and workplace efficiencies that can be shared with others.

10. Develop and implement a formal training program for new benefit analysts.

11. Maintain a detailed claim payment systems manual, approved by the Reinsurer, which is regularly updated to reflect current changes to the system. If this manual currently does not exist, it should be developed by the Administrator and approved by the Reinsurer within six months of the Effective Date of this Administrative Services Agreement. If the systems manual exists, updates to the manual should be completed within three months of the Effective Date of this Administrative Services Agreement and a copy sent to the Reinsurer.

                                     ANNEX C

                     CONTRACT/ISSUE ADMINISTRATION SERVICES



1. Conduct all contract/issue related functions that occur in the typical course of business. This would include, but would not be limited to, the following:

         (a)  installation of the case,

         (b)  maintaining and filing policy forms,

         (c) maintaining compliance and securing/explaining interpretation with regards to DBL laws and regulations.

2. Maintain a detailed contract/issue procedures manual, approved by the Reinsurer, which is regularly updated to reflect current practices. If this manual currently does not exist, it should be developed by the Administrator and approved by the Reinsurer within six months of the Effective Date of this Administrative Services Agreement. If the contract/issue procedures manual exists, updates to the manual should be completed within three months of the Effective Date of this Administrative Services Agreement and a copy sent to the Reinsurer.

3. Issue contracts, policies, endorsements, etc., in conformity with the contract/issue procedures manual. Exceptions must be approved by the Reinsurer.

4.       Issue Process

         A. Produce and issue contracts, policies, endorsements and policy kits in the form as approved by the Reinsurer (including welcome letter, policy, claims forms and filing instructions).

         B. Maintain all forms. Draft Reinsurer responses to all required DBL forms and filings, including any supporting statistical data. Final reports must be approved by the Reinsurer.

         C. Data entry of new policy information onto the issue system should be completed within one Business Day of receipt of data.

         D. Accurately complete and mail all new policy issue material to the agent for delivery to the Policyholder within 3 Business Days of receipt.

         E. Meet standards for contract/issue accuracy. Maintain a 95% issue accuracy ratio. Meaning, the total number of incorrect policies issued will not exceed 5% of the total policies issued during a given period.

              Records will need to be documented indicating the number of policies that were reissued due to administrator (the Administrator) errors versus total policies issued.

5.       Ensure all contract/issue practices/forms meet DBL requirements.

6. Maintain appropriate contract/issue files. Files should be maintained consistent with determined file set-up in an orderly and systematic manner. The Administrator should provide the Reinsurer with details regarding file set-up. All instructions, discrepancies, deviations, administrative exceptions, correspondence and recommendations should be properly documented. All necessary communication between sales reps, brokers, Reinsurer personnel, Policyholders and claimants should be documented. Correspondence should communicate accurate information.

7.       Acknowledge/respond to 90% of all phone calls within one Business Day.

8. Acknowledge/respond to 90% of all written correspondence within 5 Business Days of receipt.

9. Maintain a detailed contract/issue systems manual, approved by the Reinsurer, which is regularly updated to reflect current changes to the system. If this manual currently does not exist, it should be developed by the Administrator and approved by the Reinsurer within six months of the Effective Date of this Administrative Services Agreement. If the systems manual exists, updates to the manual should be completed within three months of the Effective Date of this Administrative Services Agreement and a copy sent to the Reinsurer.

10. Develop and implement a formal training program for new contract/issue personnel.

11. Maintain an audit manual, approved by the Reinsurer, which is regularly updated to reflect changes to the audit procedure. Implement a formal audit program to ensure consistency in billing procedures. If this manual/audit procedure does not currently exist, it should be developed and implemented by the Administrator within one year of the Effective Date of this Administrative Services Agreement.

                                     ANNEX D

                         BILLING ADMINISTRATION SERVICES

1. Conduct all billing related functions that occur in the typical course of business. This would include, but would not be limited to, the following:

         (a)  billing, collection and accounting of premiums,

         (b)  calculation and payment of commissions.

2. Maintain a detailed billing procedures manual, approved by the Reinsurer, which is regularly updated to reflect current billing practices. If this manual currently does not exist, it should be developed by the Administrator and approved by the Reinsurer within six months of the Effective Date of this Administrative Services Agreement. If the billing procedures manual exists, updates to the manual should be completed within three months of the Effective Date of this Administrative Services Agreement and a copy sent to the Reinsurer.

3. Bill new and inforce policies in conformity with the billing procedures manual. Exceptions must be approved by the Reinsurer.

4.       Billing Process

         A. New case data entry information by the clerical staff onto the billing system should be completed within three days of receipt of the case.

         B. Member counts of male/female content and premium payments must be maintained in the system.

         C. Bills should be produced and distributed a minimum of 15 days before the due date. For example, a quarterly policy effective l/l/98, should be billed for the January, February and March period on or about 3/15/98. Bills must be paid on or before the 31 day grace period.

         D. Meet standards for billing payment accuracy. Maintain a 98% billing payment accuracy ratio. Meaning, the total dollar amount of errors in billing Policyholders will not exceed 2% of the total premium dollars paid during a given period.

         E. Issue notices of premium delinquencies, reinstatements and cancellations. Cancellation notices should be mailed within twenty days after the expiration of the grace period. Notices should be mailed with a copy of the overdue and current billing. Notice should be mailed directly to the Policyholder, agent and the Workers' Compensation Board.

         F. Canceled cases can be reinstated provided the premium is received within 30 days, subject to DBL requirements. Reinstatement notices must be mailed to the Policyholder upon receipt of the premium.

         G. Review premium statements upon receipt and rectify any discrepancies uncovered. Attempts must be made to collect all premium due.

         H. Transmit premium and billing statements to the Reinsurer on a monthly basis.

5. Prepare and deliver commission statements and payments for assumed policies. Provide the Reinsurer with regular detailed reports on commission payments for the assumed block. For new policies and policies from the original Reinsurer TPA agreement, the Reinsurer will process commissions.

         Commissions are to be processed once a month, at the end of each month.

6.       Ensure all billing practices meet DBL requirements.

7. Maintain appropriate billing files. Files should be maintained consistent with determined file set-up in an orderly and systematic manner. The Administrator should provide the Reinsurer with details regarding file set-up. All instructions, discrepancies, deviations, administrative exceptions, correspondence and recommendations should be properly documented. All necessary communication between sales reps, brokers, Reinsurer personnel, Policyholders and claimants should be documented. Correspondence should communicate accurate information.

8.       Acknowledge/respond to 90% of all phone calls within one Business Day.

9. Acknowledge/respond to 90% of all written billing correspondence within 5 Business Days of receipt.

10. Maintain a detailed billing systems manual, approved by the Reinsurer, which is regularly updated to reflect current changes to the system. If this manual currently does not exist, it should be developed by the Administrator and approved by the Reinsurer within six months of the Effective Date of this Administrative Services Agreement. If the systems manual exists, updates to the manual should be completed within three months of the Effective Date of this Administrative Services Agreement and a copy sent to the Reinsurer.

11. Maintain a billing audit manual, approved by the Reinsurer, which is regularly updated to reflect changes to the audit procedure. Implement a formal audit program to ensure consistency in billing procedures. If this manual/audit procedure does not currently exist, it should be developed and implemented by the Administrator within one year of the Effective Date of this Administrative Services Agreement.

12. Develop and implement a formal training program for new billing personnel.

                                     ANNEX E



                      OTHER GENERAL ADMINISTRATION SERVICES



1. Provide updates on all significant DBL regulatory activity. At a minimum, provide an annual status report on the DBL regulatory climate.

2. Provide the Reinsurer with statistical data - including paid vs. incurred claim tables - and assist the Reinsurer in establishing reserves.

3. Maintain on behalf of the Reinsurer good relations with its sales reps, licensed agents, brokers and other potential sources of DBL business; respond to inquires concerning policies of the Reinsurer with respect to its DBL operation.

                                     ANNEX F


                  The Reinsurer agrees to pay to the Administrator administrative fees for New York Statutory, Super Statutory and Voluntary Disability Benefits Law cases according to the following fee schedule which includes three components: basic fee, audit based fee and experience based fee.

                  o  Basic Fee:               7% of paid premium, payable
                                              quarterly; an initial payment made
                                              during the first 30 days of each quarter
                                              based upon estimated paid premium
                                              for the quarter, with an adjustment for
                                              actual paid premium made during the
                                              30 days following the close of the
                                              quarter; a final adjustment will be
                                              made during the 30 days after the
                                              termination of this Administrative
                                              Services Agreement.

                  o  Audit Based Fee:         This fee can range from -1% to +1%
                                              of paid premium.  The actual service
                                              incentive will be calculated semi-
                                              annually as set forth below, and will
                                              be based on a comparison of audit
                                              results to defined service standards.

                  o  Experience Based Fee:    This fee will be a percentage of earned
                                              premium on Administered Contracts,
                                              calculated annually, based on the
                                              following formula:


                                              Experience Incentive = 0.50 x
                                              [0.88 Cost Percentage] With a
                                              minimum value of 0% and a maximum
                                              value of +5%

                                              where,

                                              Cost Percentage = [Incurred
                                              Claims + Commissions Earned +
                                              Premium Taxes + DBL Assessments
                                              Earned]/Earned Premiums

                                              Calculated and paid annually,
                                              four months after the close of
                                              this Administrative Services
                                              Agreement's anniversary year.

                        CALCULATION OF SERVICE INCENTIVE


Part I.  Determine the number of Essential Job Activities Achieved.


Performance of Essential Job Activities



                                                                                       Essential Job
                                                                                     Activity Achieved
              Essential Job Activities                                              (Indicate Yes or No)
              ------------------------                                              --------------------
Section A: Underwriting Service Requirements

1. All quotes must be completed and returned to broker/sales rep within three Business Days.

2.  Maintain 98% rate calculation accuracy ratio.

3. Acknowledge/respond to 90% of all phone calls within one Business Day.

4. Acknowledge/respond to 90% of all written correspondence within five Business Days.

Section B: Billing Service Requirements

5.  Maintain a 98% billing payment accuracy ratio.

6. Acknowledge/respond to 90% of all phone calls within one Business Day.

7.  Acknowledge/respond to 90% of all written correspondence within five
    Business Days.

Section C: Contract/Issue Service Requirements

8.  Maintain a 98% contract/issue accuracy ratio.

9. Accurately complete and mail all new policy issue material to the agent for delivery to the Policyholder within three Business Days.

10. Acknowledge/respond to 90% of all phone calls within one Business Day.

11. Acknowledge/respond to 90% of all written correspondence within five
    Business Days.

Section D: Claims Service Requirements

12. Accurately process all new claims within four Business Days of receipt.

13. Maintain a 98% claims payment accuracy ratio.

14. Acknowledge/respond to 90% of all phone calls within one Business Day.

15. Acknowledge/respond to 90% of all written correspondence within five
    Business Days.

Total number of Essential Job Activities Achieved
      (Number of Yes Answers)

Part II.  Determination of Service Incentive Fee


          Follow these steps to determine the recommended service incentive fee


Step 1:


                                                                        Result

Record the number of Essential Job Activities Achieved from Part I      ------



Step 2:

         Check the appropriate box below to indicate the number of Essential Job Activities Achieved which will recommend the service incentive fee. The service incentive fee can range from -1.0% to +1.0% of DBL premium. The base fee is 7.0% of DBL premium, paid quarterly.


                             Number of Essential Job     Service Incentive Fee

                               Activities Achieved

               [  ]                13 to 15                     +1.0%

               [  ]                10 to 12                     +0.5%

               [  ]                 7 to 9                       0.0%

               [  ]                 4 to 6                      -0.5%

               [  ]                 0 to 3                      -1.0%

                                     ANNEX G

BANK ACCOUNTS

                  The Administrator and the Reinsurer shall establish bank accounts for purposes of fulfilling their respective obligations under this Administrative Services Agreement and the Assumption Reinsurance Agreement as follows:

PREMIUM ACCOUNTS

                  The Administrator, as fiduciary, shall establish premium accounts for the collection of premium for the Reinsurer with respect to the Administered Contracts issued or assumed by the Reinsurer.

COMMISSION AND OTHER EXPENSE DISBURSEMENT ACCOUNTS

                  The Administrator, as fiduciary, shall establish accounts for the payment of commissions and other expenses with respect to the Administered Contracts issued or assumed by the Reinsurer. The Administrator shall be liable for payment of commissions and other expenses with respect to Administered Contracts except for commissions and other expenses payable on business initially written by the Reinsurer.

CLAIMS PAYING ACCOUNTS

                  The Administrator, as fiduciary, shall establish accounts for the payment of Claims for Administered Policies issued or assumed by the Reinsurer and for the receipt or payment of all other amounts to be received or paid after the Effective Date with respect to such Administered Policies under the Assumption Reinsurance Agreement. The Administrator shall be responsible for arranging for funding and administering all such accounts.

OTHER

                  The parties shall establish and administer such other bank accounts as they shall mutually determine to be appropriate.

                                  FORM OF PROXY

                             ARISTA INVESTORS CORP.

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
            SPECIAL MEETING OF STOCKHOLDERS OF ARISTA INVESTORS CORP.

         The undersigned acknowledges receipt of a Notice of Special Meeting and of accompanying Proxy Statement and hereby appoints Stanley S. Mandel and Louis
H. Saltzman, and either of them, proxies with several powers of substitution, to vote the shares of Class A Common Stock of ARISTA INVESTORS CORP. (the "Company") standing in the name of the undersigned at the Special Meeting of Stockholders of the Company, to be held on Monday, October 19, 1998, or at any adjournments thereof, as indicated upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement:

         1. To approve the sale of substantially all of the Company's assets pursuant to an Assumption Reinsurance Agreement by and among Arista Insurance Company (a wholly-owned subsidiary of the Company), the Company and The Guardian Life Insurance Company of America.


         [ ]  FOR              [ ]  AGAINST          [ ]  ABSTAIN


         2. To act upon any other business that may properly come before the Meeting or any adjournment thereof according to the number of votes and as fully as the undersigned would be entitled to vote if personally present, hereby revoking any prior proxy or proxies. If more than one of the above-named proxies shall be present in person or by substitute, both of the proxies so present and voting shall have and may exercise all the powers hereby granted.


IF NO INSTRUCTION IS INDICATED, SAID PROXIES WILL VOTE "FOR" THE PROPOSAL REFERRED TO IN ITEM 1 AND WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 2.


                                 Dated ______________________________, 1998
                                               (Please Date)

                                 Signature(s):

                                 ___________________________________________

                                 ___________________________________________

                                 ___________________________________________
                                            Signature of Stockholders

                                 Please sign as name appears hereon. If
                                 signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give your full title as it appears. If shares of Class A Common Stock are held jointly, each named stockholder should sign.


                PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY.